                                                             File No. 333-119920

                           As filed December 29, 2004
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [X] Pre-Effective Amendment No.   2

                      [ ] Post-Effective Amendment No. ____
                        (Check appropriate box or boxes)

                             Voyageur Insured Funds
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 523-1918
                        --------------------------------
                        (Area Code and Telephone Number)

                 2005 Market Street, Philadelphia, PA 19103-7094
 ------------------------------------------------------------------------------
 (Address of Principal Executive Offices Number, Street, City, State, Zip Code)

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
 ------------------------------------------------------------------------------
 (Name and Address of Agent for Service, Number, Street, City, State, Zip Code)

                  Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

                    Title of the securities being registered:
Class A, Class B and Class C shares of beneficial interest, no par value, of Delaware Tax-Free Arizona Insured Fund. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the

Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), shall determine.

This Registration Statement contains one Proxy Statement/Prospectus and one Statement of Additional Information for three registrants (each of which offers shares in one or more series). This Registration Statement contains one Part C for the Registrant. Separate Registration Statements, each of which includes the common Proxy Statement/Prospectus and common Statement of Additional Information and includes its own Part C, also are being filed for each of the two other registrants.

Delaware Investments (sm)
A member of Lincoln Financial Group (R)

                                 PROXY MATERIALS

                         DELAWARE TAX-FREE ARIZONA FUND
                    DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                         DELAWARE TAX-FREE FLORIDA FUND

Dear Shareholder:

I am writing to let you know that a meeting of shareholders of the Delaware Investments mutual funds mentioned above (the "Funds") will be held on March 15, 2005. The purpose of the meeting is to vote on several important proposals that affect the Funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. This package contains information about the proposals and the materials to use when voting by mail, telephone or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE YOUR SHARES PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the respective Boards of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Georgeson Shareholder Communications Inc., the Funds' proxy solicitor, at 1-800-___-____. They will be glad to help you get your vote in quickly. You may receive a telephone call from Georgeson Shareholder Communications Inc. reminding you to vote your Shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Jude T. Driscoll
------------------------------------
Jude T. Driscoll
Chairman and Chief Executive Officer

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement/Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at 1-800-523-1918.

We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on the following proposals:

    1.  To Approve a Plan of Reorganization

    2.  To Elect a Board of Trustees

    3. To Approve a Plan of Redomestication--applies only to the Delaware Tax-Free California Insured Fund and the Delaware Tax-Free Florida Fund.

    4.  To Approve the use of a "Manager of Managers" structure

PROPOSAL 1:  TO APPROVE A PLAN OF REORGANIZATION

WHAT REORGANIZATIONS ARE THE BOARDS PROPOSING?

Shareholders of each of the Funds that are listed below as an Acquired Fund are being asked to consider and approve a reorganization ("Reorganization") that will have the effect of reorganizing the Acquired Funds into corresponding "Acquiring Funds" as follows:

SUB-PROPOSAL NO.   ACQUIRED FUND                           CORRESPONDS TO:   ACQUIRING FUND
----------------   -------------------------------------   ---------------   ---------------------------------------
      1(a)         The Delaware Tax-Free Arizona Fund,     -------------->   Delaware Tax-Free Arizona Insured Fund,
                   a series of Voyageur Mutual Funds                         a series of Voyageur Insured Funds

      1(b)         The Delaware Tax-Free California        -------------->   Delaware Tax-Free California Fund, a
                   Insured Fund, a series of Voyageur                        series of Voyageur Mutual Funds
                   Investment Trust

      1(c)         The Delaware Tax-Free Florida Fund,     -------------->   Delaware Tax-Free Florida Insured Fund,
                   a series of Voyageur Investment Trust                     a series of Voyageur Investment Trust

HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?

The respective Boards considered a number of factors before approving the Reorganizations. After considering these factors, the Boards concluded that shareholders will potentially benefit from the Reorganizations in the following ways:

    o Shareholders would potentially benefit from certain savings in annual operating expenses due to the larger size of the combined Funds (There can be no assurance, however, that such savings will be realized.)

    o Shareholders would benefit from certain fee waivers and expense limitations implemented by Delaware Investments in connection with the Reorganizations.

    o The Reorganizations potentially would enhance asset growth for the benefit of shareholders of both the Acquired Funds and the Acquiring Funds.

    o The investment strategies and policies of the Acquired Funds are substantially identical to the investment strategies and policies of the corresponding Acquiring Funds.

    o Although the differences are not necessarily significant in each case, each Acquiring Fund offers a stronger long-term track record as compared to its corresponding Acquired Fund. (Of course, past performance is no guarantee of future results.)

HOW WILL THE REORGANIZATIONS WORK?

The Acquiring Fund will acquire substantially all of the assets of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund and assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund. The Acquiring Fund will then distribute its shares on a pro rata basis to the shareholders of the corresponding Acquired Fund. At the time of the Reorganizations, any shares you own of an Acquired Fund will be cancelled and you will receive new shares in the same class of the corresponding Acquiring Fund that will have a value equal to the value of your shares in the Acquired Fund. More detailed information about the transfer of assets and liabilities by the Acquired Fund and the issuance of shares by the Acquiring Fund can be found in the Proxy Statement/Prospectus.

WHAT IS THE ANTICIPATED TIMETABLE FOR THE REORGANIZATIONS?

The shareholder meeting is scheduled for March 15, 2005. It is currently anticipated that the Reorganizations, if approved by shareholders, will take place on or about April 8, 2005. Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person, as provided in the attached Proxy Statement/Prospectus.

PROPOSAL 2:  TO ELECT A BOARD OF TRUSTEES

WHAT ROLE DOES THE BOARD PLAY?

The Trustees serve as the Funds' shareholders' representatives. Members of each Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review each Fund's performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Fund.

WHAT IS THE SIZE OF EACH BOARD AND WHAT DOES IT DO?

The Board of each Fund currently consists of six individuals. The Board's purpose is to ensure that the shareholders' best interests are protected in the operation of each Fund.

WHAT IS THE AFFILIATION OF THE BOARD AND DELAWARE INVESTMENTS?

Currently, there six "non-interested" Trustees and no "interested" Trustees serving on the Boards of Voyageur Mutual Funds and Voyageur Investment Trust (the "Trusts"). Trustees are determined to be "interested" by virtue of, among other things, their affiliation with various entities under common control with Delaware Investments. There are nine nominees, including one nominee who would be deemed to be an "interested" Trustee. Of the remaining eight nominees, four persons currently serve as "non-interested" Trustees on the Boards of the Trusts.

ARE BOARD MEMBERS PAID?

"Interested" Trustees are compensated by Delaware Investments and do not receive any compensation from the Funds. Non-interested Trustees have no affiliation with Delaware Investments and are compensated by each individual Fund. Each non-interested Trustee receives a fee for his or her service on the Board and, if applicable, for his or her service on a committee of the Board. You can find the compensation table, which details these fees, in the Proxy Statement/Prospectus.

PROPOSAL 3: TO APPROVE A PLAN OF REDOMESTICATION (APPLIES ONLY TO THE DELAWARE TAX-FREE CALIFORNIA INSURED FUND AND THE DELAWARE TAX-FREE FLORIDA FUND)

WHAT REDOMESTICATION IS THE BOARD PROPOSING?

This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to as the "Redomestication," and more information can be found in the Proxy Statement/Prospectus.

WHY IS THE BOARD OF VOYAGEUR INVESTMENT TRUST RECOMMENDING APPROVAL OF THE REDOMESTICATION?

With the exception of Voyageur Investment Trust, all of the registered, open-end management investment companies within the Delaware Investments Family of Funds are Delaware statutory trusts. The lack of uniformity among the laws applicable to the mutual funds within the Delaware Investments Family of Funds poses administrative complications and costs that can be eliminated through the Redomestication.

In addition, Delaware statutory trusts provide somewhat greater flexibility to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. Accordingly, the Board of Voyageur Investment Trust believes that it is in the best interests of the shareholders to approve the Redomestication.

HOW WILL THE REDOMESTICATION CHANGE A SHAREHOLDER'S INVESTMENT IN A SERIES OF VOYAGEUR INVESTMENT TRUST?

The series of Voyageur Investment Trust and the corresponding series of the newly formed Delaware statutory trust have the same investment goals, policies and restrictions. For all practical purposes, a shareholder's investment in Voyageur Investment Trust would not change as a result of the Redomestication.

HOW DOES PROPOSAL 1 AFFECT THIS PROPOSAL 3?

In the event that shareholders of the California Insured Fund approve the Reorganization into the California Fund (Proposal 1) and that Reorganization is completed, then the California Insured Fund will not participate in the Redomestication (Proposal 3). In the event that shareholders of the California Insured Fund do not approve Proposal 1, then the California Insured Fund will participate in the Redomestication if the Redomestication is approved by shareholders of Voyageur Investment Trust.

In the event that shareholders of the Florida Fund approve the Reorganization into Florida Insured Fund (Proposal 1), then the Florida Fund will be reorganized into the Florida Insured Fund, another series of Voyageur Investment Trust. Whether the Florida Insured Fund is then redomesticated will depend on whether shareholders of Voyageur Investment Trust approve the Redomestication (Proposal 3). In the event that shareholders of the Florida Fund do not approve Proposal 1, then the Florida Fund will participate in the Redomestication if the Redomestication is approved by shareholders of Voyageur Investment Trust.

It is important that shareholders of the California Insured Fund and the Florida Fund should vote on each Proposal.

PROPOSAL 4:  TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE

WHAT IS THE "MANAGER OF MANAGERS" STRUCTURE?

The proposed "Manager of Managers" structure would permit Delaware Management Company ("DMC"), as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (as is currently required).

WHY AM I BEING ASKED TO VOTE ON THE "MANAGER OF MANAGERS" STRUCTURE AT THIS
TIME?

The employment of the "Manager of Managers" Structure is contingent upon either
(i) exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a "Manager of Managers" Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect Trustees and to vote on other matters, the Boards determined to seek shareholder approval of the "Manager of Managers" structure at the shareholders' meeting to avoid additional meeting and proxy solicitation costs in the future.

IF IT IS IMPLEMENTED, HOW WILL SHAREHOLDERS BENEFIT FROM THE "MANAGER OF MANAGERS" STRUCTURE?

The "Manager of Managers" structure is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. In particular, the Boards believe that the employment of the "Manager of Managers" structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders.

                    COMMON QUESTIONS AND GENERAL INFORMATION

HAVE THE BOARDS OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Boards of Trustees have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you own on the record date. The record date is December 10, 2004.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.delawareinvestments.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Georgeson Shareholder Communications Inc., the Funds' proxy solicitor, at 1-800-___-____.

HOW DO I SIGN THE PROXY CARD?

Individual Accounts:    Shareholders should sign exactly as their names appear
                        on the account registration shown on the card.

Joint Accounts:         Either owner may sign, but the name of the person
                        signing should conform exactly to a name shown in the registration.

All Other Accounts:     The person signing must indicate his or her capacity.
                        For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, "Ann B. Collins, Trustee."

HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?

You should read the Proxy Statement/Prospectus that provides details regarding the Proposals. If you have any questions, please call Georgecom Shareholder Communications Inc., the Funds' proxy solicitor, at 1-800-___-____.

WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

Please call Georgeson Shareholder Communications Inc., the Funds' proxy solicitor, at 1-800-___-____.

                         DELAWARE TAX-FREE ARIZONA FUND
                       (A SERIES OF VOYAGEUR MUTUAL FUNDS)

                    DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                         DELAWARE TAX-FREE FLORIDA FUND
                  (EACH A SERIES OF VOYAGEUR INVESTMENT TRUST)

                               2005 Market Street
                        Philadelphia, Pennsylvania 19103

                     NOTICE OF JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 15, 2005

To the Shareholders:

        NOTICE IS HEREBY GIVEN that a Joint Meeting (the "Meeting") of Shareholders of Delaware Tax-Free Arizona Fund (the "Arizona Fund"), one series of Voyageur Mutual Funds, and Delaware Tax-Free California Insured Fund (the "California Insured Fund") and Delaware Tax-Free Florida Fund (the "Florida Fund"), two series of Voyageur Investment Trust, has been called by the Boards of Trustees of Voyageur Mutual Funds and Voyageur Investment Trust, and will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Arizona Fund, the California Insured Fund and the Florida Fund are each referred to as an "Acquired Fund." The Meeting is being called for the following reasons:

        1. To approve the following Plans of Reorganization (includes 3 sub-proposals):

                (a) For shareholders of the Arizona Fund, a Plan of Reorganization between Voyageur Mutual Funds, on behalf of the Arizona Fund, and Voyageur Insured Funds, on behalf of the Delaware Tax-Free Arizona Insured Fund (the "Arizona Insured Fund");

                (b) For shareholders of the California Insured Fund, a Plan of Reorganization between Voyageur Investment Trust, on behalf of the California Insured Fund, and Voyageur Mutual Funds, on behalf of Delaware Tax-Free California Fund (the "California Fund"); and

                (c) For shareholders of the Florida Fund, a Plan of Reorganization by Voyageur Investment Trust, on behalf of the Florida Fund and Delaware Tax-Free Florida Insured Fund (the "Florida Insured Fund"),

                which provide for: (i) the acquisition by the Arizona Insured Fund, the California Fund and the Florida Insured Fund (each an "Acquiring Fund") of substantially all of the assets of the corresponding Acquired Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund; (ii) the pro rata distribution of shares of each Acquiring Fund to the shareholders of the corresponding Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund.

        2. To elect a Board of Trustees for each of Voyageur Mutual Funds and Voyageur Investment Trust. The nominees for election to the Boards of Trustees are:

                Thomas L. Bennett         Ann R. Leven
                Jude T. Driscoll          Thomas F. Madison
                John A. Fry               Janet L. Yeomans
                Anthony D. Knerr          J. Richard Zecher
                Lucinda S. Landreth

        3. For shareholders of the California Insured Fund and the Florida Fund, to approve the redomestication of Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust.

        4. To approve the use of a "manager of managers" structure whereby the investment manager of the Funds will be able to hire and replace subadvisers without shareholder approval.

        5. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

        Shareholders of record of each Acquired Fund as of the close of business on December 10, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED, OR BY VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS IMPORTANT.

                                             By Order of the Boards of Trustees,

                                             /s/ Richelle S. Maestro
                                             Richelle S. Maestro
                                             Secretary

December 29, 2004

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING, AS PROVIDED IN THE ATTACHED PROXY STATEMENT/PROSPECTUS.

                           PROXY STATEMENT/PROSPECTUS

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?.....................................................................2

PROPOSAL ONE:  TO APPROVE A PLAN OF REORGANIZATION ...............................................................3
        What is the purpose of Proposal 1?........................................................................4
        How do the investment objectives, strategies and policies of the
        Acquired Funds and the Acquiring Funds compare?...........................................................5
        What are the principal risks associated with investments in the Funds?....................................6
        What are the general tax consequences of a Transaction....................................................6
        Who Manages the Funds?....................................................................................6
        What are the fees and expenses of each fund and what might they be after the Transactions?................................................................................8
        How do the performance records of the Funds compare?.....................................................16
        Where can I find more financial information about the Funds?.............................................18
        What are the key features of the Funds?..................................................................18

REASONS FOR THE TRANSACTIONS.....................................................................................20

INFORMATION ABOUT THE TRANSACTIONS...............................................................................23
        How will the Transactions be carried out? ...............................................................23
        Who will pay the expenses of the Transactions? ..........................................................24
        What are the tax consequences of the Transactions? ......................................................24
        What should I know about shares of the Acquiring Funds? .................................................25
        What are the capitalizations of the Funds and what might the capitalizations be after the Transaction? ...............................................................26

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS..........................................................27
        Are there any significant differences between the investment objectives of the Acquired Funds and their corresponding
        Acquiring Funds? ........................................................................................27
        Are there any significant differences between the investment strategies and policies of the Acquired Funds and their
        Correspondence Acquiring Funds? .........................................................................28
        How do the fundamental investment restrictions of the
        Funds differ? ...........................................................................................30
        What are the risk factors associated with investments in
        the Funds? ..............................................................................................30
        What vote is necessary to approve the Plan? .............................................................32

MORE INFORMATION ABOUT THE FUNDS.................................................................................32

PROPOSAL 2:  TO ELECT A BOARD OF TRUSTEES........................................................................33
        Who are the Nominees for Trustee? .......................................................................33
        Board, Shareholder and Committee Meetings................................................................36

        Board Compensation.......................................................................................38
        Officers.................................................................................................39
        Required Vote............................................................................................39

PROPOSAL 3:  APPROVAL OF AN AGREEMENT AND PLAN OF
REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF
VOYAGEUR INVESTMENT TRUST FROM A MASSACHUSETTS
BUSINESS TRUST TO A DELAWARE STATUTORY TRUST
(CALIFORNIA INSURED FUND AND FLORIDA FUND ONLY) .................................................................39
        Why am I being asked to vote on the Redomestication? ....................................................40
        What will the Redomestication mean for the series of Voyageur Investment Trust and for you? ................................................................................................40
        Why are the Trustees recommending approval of the
        Agreement and the Redomestication? ......................................................................40
        What are the advantages of a Delaware statutory trust? ..................................................41
        How do the Massachusetts business trust law and Voyageur
        Investment Trust's governing documents compare to the
        Delaware statutory trust law and the DE Trust's governing
        documents? ..............................................................................................41
        What are the procedures and consequences of the
        Redomestication? ........................................................................................43
        What effect will the Redomestication have on the current
        investment advisory agreement? ..........................................................................44
        What effect will the Redomestication have on the shareholder servicing agreements and distribution plans? ............................................................44
        What is the effect of shareholder approval of the Agreement? ............................................44
        What is the capitalization and structure of the DE Trust? ...............................................45
        Are there any tax consequences for shareholders? ........................................................45
        What if I choose to sell my shares at any time? .........................................................46
        What is the effect of my voting "For" the Agreement? ....................................................46
        How does Proposal 1 affect this Proposal? ...............................................................46
        What is necessary to approve the Agreement? .............................................................46

PROPOSAL 4:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE..........................................................47
        Why am I being asked vote on this Proposal?..............................................................47
        How does this Proposal affect my right to vote on
        Subadvisory Agreements?..................................................................................49
        What are the conditions of the Order and the Rule?.......................................................49
        What are the benefits of the Fund?.......................................................................51
        What did the Board consider in reviewing this Proposal?..................................................52
        How does Proposal 1 affect this Proposal 4?..............................................................53

VOTING INFORMATION...............................................................................................53

PRINCIPAL HOLDERS OF SHARES......................................................................................56

INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT..................................................................56

COMMUNICATIONS TO THE BOARDS OF TRUSTEES.........................................................................58

EXHIBITS

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B - FORM OF PLAN OF REORGANIZATION BY VOYAGEUR INVESTMENT TRUST
            (ON BEHALF OF THE FLORIDA AND FLORIDA INSURED FUNDS)
EXHIBIT C - EXECUTIVE OFFICERS OF THE TRUSTS
EXHIBIT D - FORM OF AGREEMENT AND PLAN OF REDOMESTICATION BETWEEN
            VOYAGEUR INVESTMENT TRUST AND DELAWARE INVESTMENTS MUNICIPAL TRUST EXHIBIT E - A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
EXHIBIT F - PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004

                           PROXY STATEMENT/PROSPECTUS

                             DATED DECEMBER 29, 2004

           ACQUISITION OF THE ASSETS AND ASSUMPTION OF LIABILITIES OF:

       DELAWARE TAX-FREE ARIZONA              DELAWARE TAX-FREE CALIFORNIA
                 FUND                                 INSURED FUND
  (A SERIES OF VOYAGEUR MUTUAL FUNDS)    (A SERIES OF VOYAGEUR INVESTMENT TRUST)

   BY AND IN EXCHANGE FOR SHARES OF         BY AND IN EXCHANGE FOR SHARES OF

       DELAWARE TAX-FREE ARIZONA              DELAWARE TAX-FREE CALIFORNIA
             INSURED FUND                                 FUND
 (A SERIES OF VOYAGEUR INSURED FUNDS)      (A SERIES OF VOYAGEUR MUTUAL FUNDS)

                         DELAWARE TAX-FREE FLORIDA FUND
                     (A SERIES OF VOYAGEUR INVESTMENT TRUST)

                        BY AND IN EXCHANGE FOR SHARES OF

                     DELAWARE TAX-FREE FLORIDA INSURED FUND
                     (A SERIES OF VOYAGEUR INVESTMENT TRUST)

        This Proxy Statement/Prospectus solicits proxies to be voted at a Meeting (the "Meeting") of Shareholders of certain registered open-end management investment companies within the Delaware Investments Family of Funds (the "Delaware Companies"), including Delaware Tax-Free Arizona Fund, one series of Voyageur Mutual Funds (the "Arizona Fund"), Delaware Tax-Free California Insured Fund (the "California Insured Fund") and Delaware Tax-Free Florida Fund (the "Florida Fund"), two series of Voyageur Investment Trust (the Arizona Fund, the California Insured Fund and the Florida Fund are hereinafter each referred to as an "Acquired Fund" and, collectively, as the "Acquired Funds"). The Meeting has been called by the Board of Trustees of Voyageur Mutual Funds and Voyageur Investment Trust, respectively (each, a "Board" and, collectively, the "Boards"), to vote on the following proposals (each of which is described more fully below):

        (1) To approve Plans of Reorganization;

        (2) To elect a Board;

        (3) To approve an Agreement and Plan of Redomestication (applies to the California Insured Fund and the Florida Fund only); and

        (4) To approve the use of a "manager of managers" structure.

        The principal offices of the Delaware Companies are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of Voyageur Mutual Funds and Voyageur Investment Trust by telephone by calling 1-800-523-1918.

        The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Boards of Voyageur Mutual Funds, on behalf of the Arizona Fund, and Voyageur Investment Trust, on behalf of the California Insured Fund and the Florida Fund, are soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about January 3, 2005.

        This Proxy Statement/Prospectus gives you the information about an investment in the Delaware Tax-Free Arizona Insured Fund, the Delaware Tax-Free California Fund and the Delaware Tax-Free Florida Insured Fund (collectively, the "Acquiring Funds") and about other matters that you should know before voting and investing. You should retain it for future reference. A Statement of Additional Information dated December 29, 2004 (the "Statement of Additional Information"), relating to this Proxy Statement/Prospectus contains more information about the Acquiring Funds, the Acquired Funds (each, a "Fund" and, collectively, the "Funds") and the proposed transactions, and has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

        The Prospectus of the Funds dated December 3, 2004 (the "Fund Prospectus") is included with and is considered a part of this Proxy Statement/Prospectus, and is intended to provide you with information about the Acquiring Funds.

        You can request a free copy of the Statement of Additional Information, the Fund Prospectus or the Annual Report to Shareholders of the Funds for the fiscal year ended August 31, 2004 by calling 1-800-523-1918, or by writing to the Delaware Companies at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

        LIKE ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                  WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

        Not all of the four proposals described in this Proxy
Statement/Prospectus affect all Acquired Funds. Specifically, not all shareholders will be voting on each of Sub-Proposals 1(a), 1(b) and 1(c), or on Proposal 3. The table below indicates which Acquired Fund's shareholders will be voting on the proposals described in this Proxy Statement/Prospectus.

                     PROPOSAL SUMMARY                              FUND WHOSE SHAREHOLDERS ARE ENTITLED TO VOTE
-----------------------------------------------------------  ------------------------------------------------------
1.   To approve a Plan of Reorganization that provides       (a)  Arizona Fund - Plan of Reorganization between
for: (i) the acquisition by an Acquiring Fund of             Voyageur Mutual Funds, on behalf of the Arizona Fund,
substantially all of the assets of the corresponding         and Voyageur Insured Funds, on behalf of the Delaware
Acquired Fund, in exchange for shares of the Acquiring       Tax-Free Arizona Insured Fund
Fund and the assumption by the Acquiring Fund of the
liabilities of the corresponding Acquired Fund; (ii) the     (b)  California Insured Fund - Plan of Reorganization
pro rata distribution of shares of the Acquiring Fund to     between Voyageur Investment Trust, on behalf of
the shareholders of the corresponding Acquired Fund; and     California Insured Fund, and Voyageur Mutual Funds, on
(iii) the liquidation and dissolution of the Acquired Fund.  behalf of Delaware Tax-Free California Fund

                                                             (c)  Florida Fund - Plan of Reorganization by Voyageur
                                                             Investment Trust, on behalf of the Florida Fund and
                                                             Delaware Tax-Free Florida Insured Fund

2.  To Elect Trustees                                        Arizona Fund (voting together with all of the other
                                                             series of Voyageur Mutual Funds)

                                                             California Insured and Florida Funds (voting together
                                                             with all of the other series of Voyageur Investment
                                                             Trust)

3.   To approve the redomestication of Voyageur Investment   California Insured Fund and Florida Fund (voting
Trust from a Massachusetts business trust to a newly         together with all of the other series of Voyageur
formed Delaware statutory trust.                             Investment Trust)

4.   To approve the use of a manager of managers structure   Arizona Fund, California Insured Fund and Florida Fund
whereby the investment manager will be able to hire and      (voting separately by Fund)
replace subadvisers without shareholder approval.

PROPOSAL ONE: TO APPROVE A PLAN OF REORGANIZATION (INCLUDES THREE (3) SUB-PROPOSALS):

        Shareholders of each of the Acquired Funds are being asked to consider and approve a Plan of Reorganization (a "Plan") that will have the effect of reorganizing that Acquired Fund with and into a corresponding Acquiring Fund as follows:

SUB-PROPOSAL NO.   ACQUIRED FUND                    CORRESPONDS TO:   ACQUIRING FUND
----------------   ------------------------------   ---------------   ----------------------------------
       1(a)        The Arizona Fund, a series of    -------------->   Delaware Tax-Free Arizona Insured
                   Voyageur Mutual Funds                              Fund, a series of Voyageur Insured
                                                                      Funds

       1(b)        The California Insured Fund, a   -------------->   Delaware Tax-Free California Fund,
                   series of Voyageur Investment                      a series of Voyageur Mutual Funds
                   Trust

       1(c)        The Florida Fund, a series of    -------------->   Delaware Tax-Free Florida Insured
                   Voyageur Investment Trust                          Fund, a series of Voyageur
                                                                      Investment Trust

        Each Plan provides for: (i) the acquisition by the Acquiring Fund of substantially all of the assets of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund and assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the corresponding Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund. If the shareholders of an Acquired Fund vote to approve the Plan, as a shareholder of the Acquired Fund you will receive Acquiring Fund shares equal in value to, and of the same class as, your investment in the Acquired Fund. The Acquired Fund will then be liquidated.

                                     SUMMARY

        This is only a summary of certain information contained in this Proposal
1. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plans (attached as Exhibits A and B) and the Fund Prospectus included with this Proxy Statement/Prospectus.

WHAT IS THE PURPOSE OF PROPOSAL 1?

        The Boards of Voyageur Mutual Funds and Voyageur Investment Trust (individually a "Trust" and, together, the "Trusts") approved the Plans for the respective Acquired Funds and recommend that shareholders of each Acquired Fund approve the Plan for that Acquired Fund. If shareholders of an Acquired Fund approve the Plan, substantially all of the Acquired Fund's assets will be transferred to the corresponding Acquiring Fund in exchange for the Acquiring Fund's shares equal in value to the assets of the Acquired Fund and assumed liabilities that are transferred to the Acquiring Fund. The Acquiring Fund shares will then be distributed pro rata to the Acquired Fund's shareholders and the Acquired Fund will be liquidated and dissolved. The proposed transaction for each Acquired Fund is referred to in this Proxy Statement/Prospectus individually as a "Transaction," and, collectively for all the Acquired Funds, as the "Transactions."

        The Transactions, if approved, will result in your shares of an Acquired Fund being exchanged for an equal value of Acquiring Fund shares of the same class. This means that you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the corresponding Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the "Closing Date"), which is currently expected to be in the first half of 2005.

        For the reasons set forth below under "Reasons for the Transactions," the Boards of the Trusts have concluded that the Transactions are in the best interests of the respective shareholders of the Acquired Funds. The Boards have also concluded that no dilution in value would result to the shareholders of the Acquired Funds as a result of the Transactions.

HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS COMPARE?

        Like the Acquired Funds, the Acquiring Funds are mutual funds within the Delaware Companies that are managed by Delaware Management Company ("DMC"), a series of Delaware Management Business Trust. The investment objective of each Acquired Fund is identical to the investment objective of its respective Acquiring Fund. Each Fund's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax and from the personal income tax in its respective state, as is consistent with preservation of capital. Each Fund's investment objective is non-fundamental and may be changed without prior shareholder approval.

        In addition, the investment strategies and policies of each Acquired Fund are substantially similar, but not identical, to the investment strategies and policies of the corresponding Acquiring Fund. Each Fund has adopted a fundamental investment policy to seek to achieve its objective by investing its assets primarily in municipal securities, the income from which is exempt from federal income taxes (including the federal alternative minimum tax) and its respective state personal income tax. As described below, a Fund may not change its fundamental investment policies and restrictions without prior shareholder approval. The principal difference between the investment strategies of each Acquired Fund and its corresponding Acquiring Fund relates to whether a Fund has adopted an investment policy regarding "insured municipal securities." Insured municipal securities are debt securities issued by or on behalf of a state or territory, its agencies, instrumentalities, municipalities or other political sub-divisions, for which such issuers have obtained insurance for the payment of interest and principal (when due) to the bondholders. This insurance is designed to protect against certain risks (as described below)--the insurance does not guarantee the market value of the insured municipal securities held in a Fund's portfolio and it does not guarantee the value of an investment in a Fund.

        Two of the Acquiring Funds - the Arizona Insured Fund and the Florida Insured Fund - and one of the Acquired Funds - the California Insured Fund - have each adopted a non- fundamental investment policy, which may be changed with prior notice to shareholders (no shareholder approval is required), to invest at least 80% of its net assets in insured municipal securities. None of the Arizona Fund, the Florida Fund (each of which is an Acquired Fund) or the California Fund (which is an Acquiring Fund) has adopted such an investment policy. The Arizona Insured Fund, the Florida Insured Fund, and the California Insured Fund are collectively referred hereinafter to as "Insured Funds" and the Arizona Fund, the Florida Fund and the California Fund are collectively referred to hereinafter as "Non-Insured Funds." The Non-Insured Funds, however, may invest without limitation in insured municipal securities. Although not required to do so, each Non-Insured Fund has generally invested a significant portion of its assets in insured municipal securities.

        For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives, Policies and Risks" below.

WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

        As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in any Fund, nor can there be any assurance that any Fund will achieve its investment objective. Investments in the Funds involve risks associated with changes in interest rates, market conditions, industry conditions and the financial strength of issuers of the portfolio securities held by a Fund. The risks associated with an investment in an Acquired Fund are substantially identical to the risks associated with an investment in the corresponding Acquiring Fund. However, to the extent that an Insured Fund invests more of its assets in insured municipal securities as compared to its corresponding Non-Insured Fund, the Insured Fund may be subject to less credit risk because the payment of interest and principal with respect to such insured municipal securities is insured by an insurance company. There is no assurance, however, that an insurance company will meet its obligations with respect to the insured municipal securities.

        Also, all of the Funds are considered to be "non-diversified," meaning that they may invest more of their assets in a fewer number of issuers than diversified funds. Accordingly, to the extent that a Fund invests its assets in fewer issuers as compared to a diversified fund, the Fund may be more susceptible than a fully diversified fund to adverse economic, political, business, or regulatory developments affecting a single issuer, industry, or economic sector. This, in turn, can affect the Fund's net asset value.

        For further information about the risks of investing in the Funds, see "Comparison of Investment Objectives, Policies and Risks" below.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF A TRANSACTION?

        It is expected that shareholders of an Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the corresponding Acquiring Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transactions - What are the tax consequences of the Transactions?"

WHO MANAGES THE FUNDS?

        The management of the business and affairs of each Fund is the responsibility of the Board of the applicable Trust. The Boards and senior management select officers who are responsible for the day-to-day operations of the Funds.

         DMC manages the assets of each of the Funds and makes each Fund's investment decisions. DMC is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC and its predecessors have been managing the assets of the Delaware Companies since 1938. As of September 30, 2004, DMC and its affiliates within Delaware Investments were managing in the aggregate more than $93.1 billion in assets in various institutional or separately managed, investment company and insurance accounts.

        THE FLORIDA FUNDS. Patrick P. Coyne, Joseph R. Baxter and Robert F. Collins have primary responsibility for making the day-to-day investment decisions for the Florida Fund and the Florida Insured Fund.

        Mr. Coyne assumed joint responsibility for the Florida Fund and the Florida Insured Fund on May 1, 1997. Mr. Baxter and Mr. Collins assumed responsibility for the Funds on May 22, 2003 and June 25, 2004, respectively.

        Patrick P. Coyne, Executive Vice President/Chief Investment Officer - Head of Equity, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Mr. Coyne became the Chief Investment Officer for equity investments in 2004, but continues to manage the Florida Fund and the Florida Insured Fund. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

        Joseph R. Baxter, Vice President/Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

        Robert F. Collins, Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

        THE ARIZONA AND CALIFORNIA FUNDS. Andrew M. McCullagh, Jr., Vice President/Senior Portfolio Manager, Mr. Baxter and Mr. Collins, have primary responsibility for making day-to-day investment decisions for the Arizona Fund, the Arizona Insured Fund, the California Fund and the California Insured Fund. Mr. McCullagh has been managing these Funds since their inception. Mr, Baxter and Mr. Collins assumed responsibility for these Funds on April 22, 2004 and June 25, 2004, respectively. Mr. McCullagh is a graduate of Washington College and has a Graduate Certificate in Public Finance from the University of Michigan. Prior to joining Delaware Investments in 1998, he served as a Senior Vice President and Senior Portfolio

Manager of Voyageur Asset Management. Mr. McCullagh currently has over 31 years' experience in municipal bond trading, underwriting and portfolio management.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTIONS?

        The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical, and, except as noted, the operating expenses shown are based on expenses incurred during each Fund's most recent fiscal year ended August 31, 2004. In connection with the Transactions, DMC has contracted to waive that portion, if any, of the annual management fees payable by each Fund and to pay certain expenses of each Fund for the period beginning November 1, 2004 through March 31, 2006 to the extent necessary to limit the total operating expenses of each Fund to the levels shown in the Fee Tables below.

                                 FEE TABLES FOR
                  THE ARIZONA FUND AND THE ARIZONA INSURED FUND

A.   CLASS A SHARES

                                                                  Actual                       Pro forma
                                                       --------------------------------     Arizona Insured
                                                       Arizona Fund -   Arizona Insured     Fund - Class A
                                                          Class A        Fund - Class A    After Transaction
                                                       --------------   ---------------    -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price)..................................            4.50%             4.50%                4.50%
 Maximum Contingent Deferred Sales Charge
    (Load) imposed on redemptions (as a percentage
    of original purchase price or redemption price,
    whichever is lower)..............................            None(1)           None(1)              None(1)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees................................            0.55%             0.50%                0.50%
      Distribution and Service (12b-1) Fees..........            0.25%             0.25%                0.25%
      Other Expenses.................................            0.19%             0.15%                0.14%
                                                       ==============   ===============    =================
      Total Annual Fund Operating Expenses...........            0.99%             0.90%                0.89%
      Fee Waiver/Expense Reimbursement(2)............           (0.24)%           (0.12)%              (0.11)%
      Net Expenses...................................            0.75%             0.78%                0.78%
                                                       ==============   ===============    =================

B.   CLASS B SHARES

                                                                  Actual                        Pro forma
                                                       ----------------------------------      Arizona Insured
                                                       Arizona Fund -     Arizona Insured      Fund - Class B
                                                          Class B          Fund - Class B     After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price)................................              None                None                  None
 Maximum Contingent Deferred Sales Charge
    (Load) imposed on redemptions (as a percentage
    of original purchase price or redemption
    price, whichever is lower).....................              4.00%(3)           4.00%(3)              4.00%(3)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees..............................              0.55%               0.50%                 0.50%
      Distribution and Service (12b-1) Fees........              1.00%               1.00%                 1.00%
      Other Expenses...............................              0.19%               0.15%                 0.14%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses.........              1.74%               1.65%                 1.64%
      Fee Waiver/Expense Reimbursement(2)..........             (0.24)%             (0.12)%               (0.11)%
      Net Expenses.................................              1.50%               1.53%                 1.53%
                                                       ==============     ===============     =================

C.   CLASS C SHARES

                                                                  Actual                        Pro forma
                                                       ----------------------------------      Arizona Insured
                                                       Arizona Fund -     Arizona Insured      Fund - Class C
                                                          Class C          Fund - Class C     After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price)................................              None                None                  None
 Maximum Deferred Sales Charge (Load)
    imposed on redemptions (as a percentage of
    original purchase price or redemption price,
    whichever is lower)............................              1.00%(4)            1.00%(4)              1.00%(4)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees................................            0.55%               0.50%                 0.50%
      Distribution and Service (12b-1) Fees..........            1.00%               1.00%                 1.00%
      Other Expenses.................................            0.19%               0.15%                 0.14%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses...........            1.74%               1.65%                 1.64%
      Fee Waiver/Expense Reimbursement(2)............           (0.24)%             (0.12)%               (0.11)%
      Net Expenses...................................            1.50%               1.53%                 1.53%
                                                       ==============     ===============     =================

(1) A purchase of Class A shares of $1 million of more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase.
(2) DMC had contracted to waive its fee and/or pay expenses of the Arizona Fund and the Arizona Insured Fund through March 31, 2006, to the extent necessary to limit the total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets of the Arizona Fund and 0.53% of average daily net assts of the Arizona Insured Fund.

(3) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.
(4) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

EXAMPLES

        These examples are intended to help you compare the costs of investing in Arizona Fund shares with the cost of investing in Arizona Insured Fund shares of the comparable class, both before and after the Transaction. You can also use these examples to compare the costs of the Arizona Funds with the costs of other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 in the Arizona Fund and the Arizona Insured Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples assume a 5% return each year.(1) This is an example only and does not represent future expenses, which may be greater or less than those shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares                               1 Year    3 Years    5 Years   10 Years
-----------------------------------------   --------   --------   --------   --------
Arizona Fund                                $    523   $    728   $    950   $  1,588
Arizona Insured Fund                        $    526   $    713   $    915   $  1,497
Pro forma Arizona Insured Fund (after the
 Transaction)                               $    526   $    711   $    911   $  1,487

Class B Shares(2)                            1 Year    3 Years    5 Years   10 Years
-----------------------------------------   --------   --------   --------   --------
Arizona Fund                                $    553   $    750   $  1,071   $  1,833
Arizona Insured Fund                        $    556   $    734   $  1,036   $  1,744
Pro forma Arizona Insured Fund (after the
 Transaction)                               $    556   $    732   $  1,031   $  1,734

Class C Shares                               1 Year    3 Years    5 Years   10 Years
-----------------------------------------   --------   --------   --------   --------
Arizona Fund                                $    253   $    525   $    921   $  2,032
Arizona Insured Fund                        $    256   $    509   $    886   $  1,944
Pro forma Arizona Insured Fund (after the
 Transaction)                               $    256   $    507   $    881   $  1,934

You would pay the following expenses on the same investment if you did not sell your shares:

Class B Shares(2)                            1 Year    3 Years    5 Years   10 Years
-----------------------------------------   --------   --------   --------   --------
Arizona Fund                                $    153   $    525   $    921   $  1,833
Arizona Insured Fund                        $    156   $    509   $    886   $  1,744
Pro forma Arizona Insured Fund (after the
 Transaction)                               $    156   $    507   $    881   $  1,734

Class C Shares                                1 Year    3 Years    5 Years   10 Years
-----------------------------------------   --------   --------   --------   --------
Arizona Fund                                $    153   $    525   $    921   $  2,032
Arizona Insured Fund                        $    156   $    509   $    886   $  1,944
Pro forma Arizona Insured Fund (after the
 Transaction)                               $    156   $    507   $    881   $  1,934

(1) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we used here. This example reflects the net operating expenses with the contractual fee waivers and expense limits for the one-year period and the total operating expenses without the fee waivers and expense limits for years two through ten.
(2) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expense of the Class A shares.

        THESE ARE JUST EXAMPLES. THEY DO NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Each of the Funds pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

                                 FEE TABLES FOR
               THE CALIFORNIA INSURED FUND AND THE CALIFORNIA FUND

A.   CLASS A SHARES

                                                                     Actual
                                                       ----------------------------------        Pro forma
                                                         California                              California
                                                       Insured Fund -       California         Fund - Class A
                                                          Class A         Fund - Class A      After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price).................................             4.50%                4.50%                 4.50%
 Maximum Contingent Deferred Sales Charge (Load)
    imposed on redemptions (as a percentage of
    original purchase price or redemption price,
    whichever is lower).............................             None(1)             None(1)               None(1)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees...............................             0.50%               0.55%                 0.55%
      Distribution and Service (12b-1) Fees.........             0.25%               0.25%                 0.25%
      Other Expenses................................             0.16%               0.16%                 0.15%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses..........             0.91%               0.96%                 0.95%
      Fee Waiver/Expense Reimbursement(2)...........            (0.04)%             (0.08)%               (0.07)%
      Net Expenses..................................             0.87%               0.88%                 0.88%
                                                       ==============     ===============     =================

B.   CLASS B SHARES

                                                                     Actual
                                                       ----------------------------------        Pro forma
                                                         California                              California
                                                       Insured Fund -       California         Fund - Class B
                                                          Class B         Fund - Class B      After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price).................................             None                None                  None
 Maximum Contingent Deferred Sales Charge
    (Load) imposed on redemptions (as a percentage
    of original purchase price or redemption price,
    whichever is lower).............................             4.00%(3)            4.00%(3)              4.00%(3)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees...............................             0.50%               0.55%                 0.55%
      Distribution and Service (12b-1) Fees.........             1.00%               1.00%                 1.00%
      Other Expenses................................             0.16%               0.16%                 0.15%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses..........             1.66%               1.71%                 1.70%
      Fee Waiver/Expense Reimbursement(2)...........            (0.04)%             (0.08)%               (0.07)%
      Net Expenses..................................             1.62%               1.63%                 1.63%
                                                       ==============     ===============     =================

C.   CLASS C SHARES

                                                                     Actual
                                                       ----------------------------------        Pro forma
                                                         California                              California
                                                       Insured Fund -       California         Fund - Class C
                                                          Class C         Fund - Class C      After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
  Imposed on Purchases (as a percentage of
  offering price)...................................             None                None                  None
 Maximum Deferred Sales Charge (Load)
  imposed on redemptions (as a percentage of
  original purchase price or redemption price,
  whichever is lower)...............................             1.00%(4)            1.00%(4)              1.00%(4)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
    Management Fees.................................             0.50%               0.55%                 0.55%
    Distribution and Service (12b-1) Fees...........             1.00%               1.00%                 1.00%
    Other Expenses..................................             0.16%               0.16%                 0.15%
                                                       ==============     ===============     =================
    Total Annual Fund Operating Expenses............             1.66%               1.71%                 1.70%
    Fee Waiver/Expense Reimbursement(2).............            (0.04)%             (0.08)%               (0.07)%
    Net Expenses....................................             1.62%               1.63%                 1.63%
                                                       ==============     ===============     =================

(1) A purchase of Class A shares of $1 million of more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase.

(2) DMC had contracted to waive its fee and/or pay expenses of the California Insured Fund and the California Fund through March 31, 2006, to the extent necessary to limit the total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.62% of average daily net assets of the California Insured Fund and 0.63% of average daily net assts of the California Fund.
(3) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.
(4) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

EXAMPLES

        These examples are intended to help you compare the costs of investing in the California Insured Fund shares with the cost of investing in the California Fund shares of the comparable class, both before and after the Transaction. You can also use these examples to compare the costs of the California Funds with the costs of other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 in the California Insured Fund and the California Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples assume a 5% return each year.1 This is an example only and does not represent future expenses, which may be greater or less than those shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares                     1 Year      3 Years      5 Years      10 Years
------------------------------   ----------   ----------   ----------   ----------
California Insured Fund          $      535   $      723   $      927   $    1,516
California Fund                  $      536   $      734   $      950   $    1,568
Pro forma California Fund
 (after the Transaction)         $      536   $      732   $      945   $    1,558

Class B Shares(2)                  1 Year      3 Years      5 Years      10 Years
------------------------------   ----------   ----------   ----------   ----------
California Insured Fund          $      565   $      745   $    1,048   $    1,762
California Fund                  $      566   $      756   $    1,071   $    1,814
Pro forma California Fund
 (after the Transaction)         $      566   $      754   $    1,066   $    1,804

Class C Shares                     1 Year      3 Years      5 Years      10 Years
------------------------------   ----------   ----------   ----------   ----------
California Insured Fund          $      265   $      520   $      898   $    1,962
California Fund                  $      266   $      531   $      921   $    2,013
Pro forma California Fund
 (after the Transaction)         $      266   $      529   $      916   $    2,003

You would pay the following expenses on the same investment if you did not sell your shares:

Class B Shares(2)                  1 Year      3 Years      5 Years      10 Years
-------------------------        ----------   ----------   ----------   ----------
California Insured Fund          $      165   $      520   $      898   $    1,762
California Fund                  $      166   $      531   $      921   $    1,814
Pro forma California Fund
(after the Transaction)          $      166   $      529   $      916   $    1,804

Class C Shares                     1 Year      3 Years      5 Years      10 Years
-------------------------        ----------   ----------   ----------   ----------
California Insured Fund          $      165   $      520   $      898   $    1,962
California Fund                  $      166   $      531   $      921   $    2,013
Pro forma California Fund
(after the Transaction)          $      166   $      529   $      916   $    2,003

(1) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we used here. This example reflects the net operating expenses with the contractual fee waivers and expense limits for the one-year period and the total operating expenses without the fee waivers and expense limits for years two through ten.
(2) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expense of the Class A shares.

        THESE ARE JUST EXAMPLES. THEY DO NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Each of the California Funds pays its operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the California Funds are comprised of expenses attributable to each California Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

                                 FEE TABLES FOR
                  THE FLORIDA FUND AND THE FLORIDA INSURED FUND

A.   CLASS A SHARES

                                                                     Actual                       Pro forma
                                                       ----------------------------------      Florida Insured
                                                       Florida Fund -     Florida Insured      Fund - Class A
                                                          Class A          Fund - Class A     After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price).................................             4.50%               4.50%                 4.50%
 Maximum Contingent Deferred Sales Charge (Load)
    imposed on redemptions (as a percentage of
    original purchase price or redemption price,
    whichever is lower).............................             None(1)             None(1)               None(1)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees...............................             0.55%               0.50%                 0.50%
      Distribution and Service (12b-1) Fees.........             0.25%               0.25%                 0.25%
      Other Expenses................................             0.19%               0.19%                 0.19%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses..........             0.99%               0.94%                 0.94%
      Fee Waiver/Expense Reimbursement(2)...........            (0.09)%             (0.07)%               (0.07)%
      Net Expenses..................................             0.90%               0.87%                 0.87%
                                                       ==============     ===============     =================

B.   CLASS B SHARES

                                                                  Actual                          Pro forma
                                                       ----------------------------------      Florida Insured
                                                       Florida Fund -     Florida Insured      Fund - Class B
                                                          Class B          Fund - Class B     After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price).................................             None                None                  None
 Maximum Contingent Deferred Sales Charge
    (Load) imposed on redemptions (as a percentage
    of original purchase price or redemption price,
    whichever is lower).............................             4.00%(3)            4.00%(3)              4.00%(3)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
      Management Fees...............................             0.55%               0.50%                 0.50%
      Distribution and Service (12b-1) Fees.........             1.00%               1.00%                 1.00%
      Other Expenses................................             0.19%               0.19%                 0.19%
                                                       ==============     ===============     =================
      Total Annual Fund Operating Expenses..........             1.74%               1.69%                 1.69%
      Fee Waiver/Expense Reimbursement(2)...........            (0.09)%             (0.07)%               (0.07)%
      Net Expenses..................................             1.65%               1.62%                 1.62%
                                                       ==============     ===============     =================

C.   CLASS C SHARES

                                                                  Actual                          Pro forma
                                                       ----------------------------------      Florida Insured
                                                       Florida Fund -     Florida Insured      Fund - Class C
                                                          Class C          Fund - Class C     After Transaction
                                                       --------------     ---------------     -----------------
SHAREHOLDER FEES
(paid directly from your investment)
 Maximum Sales Charge (Load)
    Imposed on Purchases (as a percentage of
    offering price).................................             None                None                  None
 Maximum Deferred Sales Charge (Load)
    imposed on redemptions (as a percentage of
    original purchase price or redemption price,
    whichever is lower).............................             1.00%(4)            1.00%(4)              1.00%(4)

ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
    Management Fees.................................             0.55%               0.50%                 0.50%
    Distribution and Service (12b-1) Fees...........             1.00%               1.00%                 1.00%
    Other Expenses..................................             0.19%               0.19%                 0.19%
                                                       ==============     ===============     =================
    Total Annual Fund Operating Expenses............             1.74%               1.69%                 1.69%
    Fee Waiver/Expense Reimbursement(2).............            (0.09)%             (0.07)%               (0.07)%
    Net Expenses....................................             1.65%               1.62%                 1.62%
                                                       ==============     ===============     =================

(1) A purchase of Class A shares of $1 million of more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase.

(2) DMC had contracted to waive its fee and/or pay expenses of the Florida Fund and the Florida Insured Fund through March 31, 2006, to the extent necessary to limit the total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets of the Florida Fund and 0.62% of average daily net assts of the Florida Insured Fund.

(3) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(4) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

EXAMPLES

        These examples are intended to help you compare the costs of investing in Florida Fund shares with the cost of investing in Florida Insured Fund shares of the comparable class, both before and after the Transaction. You can also use these examples to compare the costs of the Florida Funds with the costs of other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 in the Florida Fund and the Florida Insured Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples assume a 5% return each year.(1) This is an example only and does not represent future expenses, which may be greater or less than those shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares                     1 Year      3 Years       5 Years     10 Years
------------------------------   ----------   ----------   ----------   ----------
Florida Fund                     $      538   $      743   $      964   $    1,601
Florida Insured Fund             $      535   $      729   $      940   $    1,547
Pro forma Florida Insured Fund
 (after the Transaction)         $      535   $      729   $      940   $    1,547

Class B Shares(2)                  1 Year      3 Years       5 Years     10 Years
------------------------------   ----------   ----------   ----------   ----------
Florida Fund                     $      568   $      764   $    1,085   $    1,846
Florida Insured Fund             $      565   $      751   $    1,061   $    1,793
Pro forma Florida Insured Fund
 (after the Transaction)         $      565   $      751   $    1,061   $    1,793

Class C Shares                     1 Year      3 Years       5 Years     10 Years
------------------------------   ----------   ----------   ----------   ----------
Florida Fund                     $      268   $      539   $      935   $    2,044
Florida Insured Fund             $      265   $      526   $      911   $    1,992
Pro forma Florida Insured Fund
 (after the Transaction)         $      265   $      526   $      911   $    1,992

You would pay the following expenses on the same investment if you did not sell your shares:

Class B Shares(2)                  1 Year      3 Years       5 Years     10 Years
------------------------------   ----------   ----------   ----------   ----------
Florida Fund                     $      168   $      539   $      935   $    1,846
Florida Insured Fund             $      165   $      526   $      911   $    1,793
Pro forma Florida Insured Fund
 (after the Transaction)         $      165   $      526   $      911   $    1,793

Class C Shares                       1 Year      3 Years      5 Years     10 Years
------------------------------   ----------   ----------   ----------   ----------
Florida Fund                     $      168   $      539   $      935   $    2,044
Florida Insured Fund             $      165   $      526   $      911   $    1,992
Pro forma Florida Insured Fund
 (after the Transaction)         $      165   $      526   $      911   $    1,992

(1) Each Fund's actual rate of return may be greater or less than the hypothetical 5% return we used here. This example reflects the net operating expenses with the contractual fee waivers and expense limits for the one-year period and the total operating expenses without the fee waivers and expense limits for years two through ten.

(2) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expense of the Class A shares.

        THESE ARE JUST EXAMPLES. THEY DO NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Each of the Funds pays its operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

        As described under the section "Reasons for the Transactions," the Board of each Trust considered a number of factors when reviewing the Plans. The performance history of the Funds, as of June 30, 2004, was among the factors that the Boards considered. The performance history of the Funds (without sales charges) as of that date is shown below:

                                       CUMULATIVE RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                     ---------------------   ---------------------------------   10 YEARS OR SINCE
FUND                                  3 MONTH       YTD        1 YEAR     3 YEARS     5 YEARS       INCEPTION(1)
---------------------------------    ---------   ---------   ---------   ---------   ---------   -----------------
Arizona Fund--Class A                    -2.54%      -0.40%       0.30%       3.58%       3.85%               5.65%
Arizona Insured Fund--Class A            -2.54%      -0.86%       0.36%       4.81%       4.99%               5.83%

Arizona Fund--Class B                    -2.82%      -0.78%      -0.54%       2.77%       3.08%               4.55%
Arizona Insured Fund--Class B            -2.72%      -1.23%      -0.39%       4.05%       4.22%               4.93%

Arizona Fund--Class C                    -2.81%      -0.78%      -0.54%       2.79%       3.06%               4.64%
Arizona Insured Fund--Class C            -2.80%      -1.32%      -0.39%       4.07%       4.22%               5.02%

California Insured Fund - Class A        -2.84%      -0.87%      -0.14%       4.93%       4.94%               5.85%
California Fund - Class A                -2.60%      -0.42%       0.48%       5.44%       5.09%               6.35%

California Insured Fund - Class B        -2.93%      -1.24%      -0.79%       4.18%       4.18%               5.18%
California Fund - Class B                -2.86%      -0.79%      -0.27%       4.63%       4.29%               5.75%

California Insured Fund - Class C        -3.03%      -1.25%      -0.89%       4.16%       4.19%               4.67%
California Fund - Class C                -2.86%      -0.79%      -0.36%       4.65%       4.30%               5.48%

Florida Fund - Class A                   -1.92%      -0.39%       0.86%       5.48%       5.04%               6.13%
Florida Insured Fund - Class A           -2.15%      -0.51%       0.37%       5.01%       5.07%               6.03%

Florida Fund - Class B                   -2.09%      -0.75%       0.11%       4.68%       4.28%               5.04%
Florida Insured Fund - Class B           -2.33%      -0.87%      -0.29%       4.24%       4.31%               5.33%

Florida Fund - Class C                   -2.19%      -0.85%       0.01%       4.68%       4.29%               5.14%
Florida Insured Fund - Class C           -2.33%      -0.79%      -0.29%       4.21%       4.29%               4.10%

(1) The inception dates for each of the Funds are listed below:

Arizona Fund                        Arizona Insured Fund
-----------------------             --------------------
Class A: 03/02/95                   Class A: 04/01/91
Class B: 06/29/95                   Class B: 03/10/95
Class C: 05/13/95                   Class C: 05/26/94

California Insured Fund             California Fund
-----------------------             ---------------
Class A: 10/15/92                   Class A: 03/02/95
Class B: 03/02/94                   Class B: 08/23/95
Class C: 04/12/95                   Class C: 04/09/96

Florida Fund                        Florida Insured Fund:
-----------------------             --------------------
Class A: 03/02/95                   Class A: 01/01/92
Class B: 09/15/95                   Class B: 03/11/94
Class C: 04/22/95                   Class C: 09/30/97

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

        The Funds' Annual Report, which is included with the Statement of Additional Information, contains a discussion of the Funds' performance during the past fiscal year and shows per share information for each of the past five fiscal years. This document is available upon request. (See "More Information About the Funds.") The Fund Prospectus also contains further financial information about the Funds.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

        Investment Management Fees. DMC is the investment manager of all of the Funds. DMC has entered into separate investment management agreements relating to each of the Funds that provide for reductions in fee rate for a Fund as the assets of the Fund increase. The investment management fees for the Funds are:

                  FUND               INVESTMENT MANAGEMENT FEE
        -----------------------     --------------------------------------------
        Arizona Fund                0.55% on first $500 million
        (Acquired Fund)             0.50% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        Arizona Insured Fund        0.50% on first $500 million
        (Acquiring Fund)            0.475% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        California Insured Fund     0.50% on first $500 million
        (Acquired Fund)             0.475% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        California Fund             0.55% on first $500 million
        (Acquiring Fund)            0.50% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        Florida Fund                0.55% on first $500 million
        (Acquired Fund)             0.50% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        Florida Insured Fund        0.50% on first $500 million
        (Acquiring Fund)            0.475% on next $500 million
                                    0.45% on next $1,500 million
                                    0.425% on assets in excess of $2,500 million

        In connection with the Transactions, DMC has contracted to waive that portion, if any, of the annual management fees payable by each Fund and to pay certain expenses of each Fund for the period beginning November 1, 2004 through March 31, 2006 to the extent necessary to limit the total operating expenses of each Fund to the levels shown in the Fee Tables beginning on page 8.

        Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Funds. DDLP pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Class A shares, Class B shares and Class C shares under their respective 12b-1 Plans. DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

        Pursuant to a contractual arrangement with DDLP, Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, Pennsylvania 19103-7055, is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of DDLP and DMC.

        Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or "Rule 12b-1 Plan" for each of its Class A shares, Class B shares and Class C shares (collectively, the "Rule 12b-1 Plans" and, each individually, a "Rule 12b-1 Plan").

        Each Rule 12b-1 Plan permits the relevant Fund to pay out of the assets of the Class A shares, Class B shares and Class C shares monthly fees to DDLP for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with DDLP. The Rule 12b-1 Plan expenses relating to Class B shares and Class C shares are also used to pay DDLP for advancing the commission costs to dealers with respect to the initial sale of such Class B and Class C shares. In addition, each Fund's Rule 12b-1 Plan permits the relevant Fund to make payments out of the assets of the Class A shares, Class B shares and Class C shares to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

        The maximum aggregate annual fee payable by a Fund under its Rule 12b-1 Plans and a Fund's Distribution Agreement is, on an annual basis: up to 0.25% of the Fund's average daily net assets of Class A shares; and up to 1.00% (0.25% of which are service fees to be paid to DDLP, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B shares' and Class C shares' average daily net assets. The Boards for the Trusts may reduce these amounts at any time. All of the distribution expenses incurred by DDLP and others, such as broker/dealers, in excess of the amount paid on behalf of Class A shares, Class B shares and Class C shares are borne by such persons without any reimbursement from such Classes.

        Purchase, Exchange and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund's shares are identical. You may refer to the Fund Prospectus under the section entitled "About Your Account" for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of the Funds' shares.

        Dividend, Distributions and Taxes. For all Funds, dividends are declared daily and paid monthly, while capital gains, if any, are distributed annually. For more information about dividends, distributions and the tax implications of investing in a Fund, please see the Fund Prospectus under the section entitled "About Your Account--Dividends, distributions and taxes."

                          REASONS FOR THE TRANSACTIONS

        Based on the considerations described below, each Board, including each of the trustees who are deemed to be independent trustees (each, an "Independent Trustee" and, collectively, the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of its applicable Acquired Fund(s), has determined that the applicable Transaction(s) would be in the best interest of the Acquired Fund's shareholders and that the interests of the Acquired Fund's shareholders would not be diluted as a result of the Transaction.

        At meetings of the Boards for the Trusts held on August 18-19, 2004 and September 23, 2004, DMC presented the Plans to the Trustees and provided the Trustees with data and analysis regarding the proposed Transactions. At the meetings, the Boards considered a number of factors, including the following:

            o The compatibility of each Acquired Fund's investment objective, policies and restrictions with the investment objective, policies and restrictions of the corresponding Acquiring Fund;

            o     The relative investment performance of the Funds;

            o The relative size of the Acquired Funds as compared to the corresponding Acquiring Funds;

            o The relative past and current growth in assets of the Funds and their respective future prospects for growth;

            o The past and anticipated future inability of the Acquired Funds to achieve satisfactory asset growth;

            o The relative expense ratios of the Funds and the impact of the proposed Transactions on the expense ratios;

            o The anticipated tax consequences of the Transactions with respect to each Fund and its shareholders;

            o The estimated costs of each of the Transactions and the extent to which the Funds would bear such costs; and

            o The potential benefits of the proposed Transactions for the shareholders of the Acquired Funds.

        In considering such factors, the Board questioned Trust management about the compatibility of investment objectives, policies and restrictions between each Acquired Fund and its corresponding Acquiring Fund, the performance and growth in assets of the Funds, the costs and anticipated tax consequences of the Transactions and the potential benefits to shareholders of the Funds. The Board's considerations and conclusions are summarized below.

        The Board noted that the investment objective for each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund. The Board also noted that the portfolios of each Acquired Fund have historically been managed in the substantially same manner as the portfolios of the corresponding Acquiring Fund. The Board considered the differences with respect to the Funds' investments in insured municipal securities and the slight differences in credit quality, noting there were no significant differences in the average credit quality of the portfolio securities held by the Insured Funds and the corresponding Non-Insured Funds. The Board concluded that the investment strategies and policies of the Acquired Funds are substantially similar to the investment strategies and policies of the corresponding Acquiring Funds and, therefore, the Transactions would be in the Acquired Funds' shareholders' best interest, provided that other benefits would be derived from the Transactions (as described below).

        With respect to performance, DMC informed the Boards that with respect to the Transaction involving the Arizona Fund and Arizona Insured Fund, the Arizona Fund had a slightly stronger year-to-date performance record; however, the corresponding Acquiring Fund had a stronger performance record for the 1-year, 3-year and 5-year periods. With respect to the transaction involving the California Insured Fund and the California Fund, the Board noted that the Acquiring Fund had a stronger performance record for the year-to-date, 1-year, 3-year and 5-year periods. Finally, with respect to the Florida Fund and the Florida Insured Fund, the Board noted that the Acquired Fund had a slightly better year-to-date, 1-year and 3-year performance record; however, the corresponding Acquiring Fund had a slightly stronger performance record for the 5-year period and had a yield advantage of 11 basis points over the Acquired Fund. The Board noted the following comparisons of average annual returns for the 5-year period as of June 30, 2004, for Class A shares (at net asset value) for each Fund:

                 ACQUIRED FUND                    ACQUIRING FUND
        -------------------------------    ---------------------------
        Arizona Fund:  3.85%               Arizona Insured Fund: 4.99%

        California Insured Fund:  4.94%    California Fund: 5.09%

        Florida Fund:  5.04%               Florida Insured Fund: 5.07%

        Considering all of the relevant performance data, the Boards determined that, although the differences were not necessarily significant in each case, each Acquiring Fund offered a stronger long-term track record as compared to its corresponding Acquired Fund.

        The Board also considered sales and redemption data and relative asset growth for each Fund, as presented by DMC. The Board noted that, although the Arizona Fund had better net cash flows than its corresponding Acquiring Fund for the one-year period ended on June 30, 2004, and the Florida Fund had better cash flows than its corresponding Acquiring Fund for the one-year period ended on December 31, 2003, neither the Arizona Fund nor the Florida Fund had attracted net assets at a sufficient rate to make such Funds cost effective. The Board also noted that, as of June 30, 2004, the Arizona Insured Fund had 375.5% more assets than its corresponding Acquired Fund and the Florida Insured Fund had 474.0% more assets than its corresponding Acquired Fund. The Board considered that the California Fund experienced better net cash flows than its corresponding Acquired Fund for the one-year periods ended on December 31, 2003 and June 30, 2004, and that the California Fund had 35.6% more assets than its corresponding Acquired Fund. Based on the relative asset levels between each Acquired Fund and its corresponding Acquiring Fund, as well as the anticipated future growth in assets of the Funds, the Board concluded that by combining each Acquired Fund with its corresponding Acquiring Fund, each Fund's shareholders would enjoy a greater asset base over which expenses may be spread. Based on the presentation by DMC, the Board also concluded that combining each Acquired Fund with its corresponding Acquiring Fund should eliminate the duplicate marketing efforts for the Acquired Funds and the corresponding Acquiring Funds, which are similarly managed. The Board concluded that, in so doing, the Transaction potentially would reduce marketing expenses and enhance asset growth for the benefit of shareholders of both Funds.

        In deciding whether to recommend approval of the Transactions to shareholders, the Boards also considered the fees and expense ratios of the Acquiring Funds and the corresponding Acquired Funds and the impact of contractual fees waivers thereon. The Board noted that the investment management fee for the California Insured Fund is slightly lower than the investment management fee for the corresponding Acquiring Fund. The Board considered the potential benefits afforded by a larger fund through economies of scale. The Board also noted and considered the impact of the current and anticipated fee waivers and expense limitations, as described below.

        At the Board meetings, DMC informed the Board that, with the fee waivers and expense limitations in place at that time, the total expenses for the Arizona Fund and the Florida Fund were lower than the total expenses for the Arizona Insured Fund and the Florida Insured Fund, respectively. The Board noted, however, that DMC had adopted fee waiver and expense limitation agreements for the Arizona Fund and the Florida Fund that were set historically low in an attempt to attract assets. The Board also considered that the fee waivers and expense limitations were due to expire on October 31, 2004 and that DMC would not maintain the historically low cap on fees for the Arizona Fund and the Florida Fund when such fee waivers and expense limitation agreements expired. Finally, the Board considered the proposal of DMC to contractually waive its management fees and to pay certain expenses of the Funds for the period beginning November 1, 2004 through March 31, 2006 to the extent necessary to limit the total operating expenses of each Fund (exclusive of 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) to the levels shown in the Fee Tables beginning at page 8. The costs of the Transactions are considered to be extraordinary expenses and, therefore, will be borne by the Funds irrespective of the fee waivers and expense limitations.

        The Boards determined that as a result of the Transactions, shareholders would potentially benefit from certain savings in total and net annual operating expenses due to economies of scale (e.g., a Fund with higher aggregate net assets may also be able to reduce or eliminate certain costs and expenses), although there can be no assurance that operational savings will be realized. The Boards also determined that the shareholders would benefit from the contractual fee waivers and expense limitations that would commence November 1, 2004 in connection with the proposed Transactions, as well as the savings as a result of an Acquiring Fund acquiring municipal securities and other assets in a Transaction as opposed to purchasing them in the open market. Thus, the Board concluded that the shareholders would benefit from lower expenses as a result of the proposed Transactions.(1)

        DMC informed the Board that each Transaction will be structured as a tax-free reorganization. DMC also informed the Boards as to the cost of the Transactions, including the costs associated with the solicitation of proxies. The Boards considered that such expenses would be shared one-third by the Acquiring Funds, one-third by the Acquired Funds and one-third by DMC, except that the expenses borne by the Florida Fund with respect to its Transaction would be limited to $15,000 or less and DMC will bear the balance of Florida Fund's one-third portion of expenses that exceeds $15,000. Such costs will be borne by the Funds irrespective of the fee waivers and expense limits described above.

        The Boards of the Trusts approved the Plans, concluding that the Transactions are in the best interests of the shareholders of their respective acquired Funds and that no dilution of value would result to the shareholders of any Acquired Fund from the Transaction. The Boards of the Trusts then decided to recommend that shareholders of each Acquired Fund vote to approve the Transaction. The Trustees approving the Plans and making the foregoing determinations included all of the Independent Trustees.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARDS OF TRUSTEES OF THE TRUSTS,
            ON BEHALF OF THE ACQUIRED FUNDS, UNANIMOUSLY RECOMMENDS
                           THAT YOU VOTE FOR PROPOSAL 1.

        If the shareholders of an Acquired Fund do not approve the applicable Plan, the Board of the respective Trust may consider other possible courses of action for the Fund, including liquidation and dissolution.

                       INFORMATION ABOUT THE TRANSACTIONS

        This is only a summary of the Plans. You should read the actual Plan relating to your Acquired Fund. They are attached as Exhibits A and B to this Proxy Statement/Prospectus and are incorporated herein by reference.


(1) As described above, the fee waiver and expense limitation agreements that were set at historically low levels expired on October 31, 2004. Because DMC indicated that it would not maintain the historically low cap on fees, it was anticipated that the expenses would increase after the termination of such historically low fee waivers and expense limits. In connection with the Transaction, DMC has contractually agreed to waive its fees and to pay certain expenses as indicated above and in the Fee Tables, which the Board noted should result in lower expenses than would otherwise be the case once the fee caps expired on October 31, 2004.

HOW WILL THE TRANSACTIONS BE CARRIED OUT?

        If the shareholders of an Acquired Fund approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions. If the shareholders of an Acquired Fund do not approve the applicable Plan, the Transaction will not take place with respect to that Acquired Fund.

        If the shareholders of an Acquired Fund approve the Plan, the Acquired Fund will deliver to the corresponding Acquiring Fund substantially all of its assets and the corresponding Acquiring Fund will assume all of the liabilities of the Acquired Fund on the Closing Date. In exchange, the Trust, on behalf of the Acquired Fund, will receive the Acquiring Fund's shares to be distributed pro rata to the Acquired Fund's shareholders. The value of the assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") (normally 4:00 p.m., Eastern time) on the last business day prior to the Closing Date.

        The stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the business day before the Closing Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the corresponding Acquiring Fund.

        To the extent permitted by law, the Plan may be amended without shareholder approval. The respective Boards of an Acquired Fund and the corresponding Acquiring Fund may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Acquired Fund. In addition, the Board of an Acquired Fund or the corresponding Acquiring Fund may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

WHO WILL PAY THE EXPENSES OF THE TRANSACTIONS?

        The expenses resulting from an Acquired Fund's participation in a Transaction, including solicitation of proxies, will be shared by the following parties in the percentages indicated: 33.33% by the Acquired Fund, 33.33% by the Acquiring Fund, and 33.34% by DMC; provided, however, that the expenses borne by the Florida Fund with respect to its Transaction will be limited to $15,000 or less. DMC will bear the balance of Florida Fund's one-third portion of expenses that exceeds $15,000. The Funds will bear these transaction costs without regard to any of the expense limits noted above.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTIONS?

        Each Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Based on certain assumptions made and representations to be made on behalf of each Acquired Fund and the corresponding Acquiring Fund, it is expected that Stradley, Ronon, Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Acquired Funds will not recognize any gain or loss as a result of the exchange of their shares of an Acquired Fund for shares of the corresponding Acquiring Fund, and (ii) the corresponding Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Fund's assets and liabilities.

        After the Transaction, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of the assets) of the Funds will be subject to an annual limitation for federal income tax purposes. Capital losses can generally be carried forward to each of the eight
(8) years succeeding the loss year to offset future capital gains. This limitation may result in a portion of the capital loss carryovers of a Fund, which might otherwise have been utilized to offset future capital gains, to expire unutilized. At August 31, 2004, the Arizona Fund had $1,372,365 of tax basis capital loss carryovers that expire as follows: $178,280 (2008), $1,115,326 (2009), and $78,759 (2012), plus a post-October loss of $1,195,254.
At August 31, 2004, the Florida Fund had $695,728 of tax basis capital loss carryovers that expire as follows: $52,610 (2008), and $643,118 (2009), and no post-October loss. At August 31, 2004, the California Insured Fund had neither tax basis capital loss carryovers nor a post-October loss. Post-October losses represent losses realized on investment transactions from November 1, 2003, through August 31, 2004 that, in accordance with federal income tax regulations, the Acquired Funds have elected to defer and treat as having arisen in the following fiscal year. The redomestication of Voyageur Investment Trust from a Massachusetts business trust to a newly created Delaware statutory trust will not result in any additional limitations of the availability of any capital loss carryovers of the Florida Fund or the California Insured Fund.

        You should consult your tax adviser regarding the effect, if any, of a Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of a Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT SHARES OF THE ACQUIRING FUNDS?

        If a Transaction is approved for an Acquired Fund, full and fractional shares of the corresponding Acquiring Fund will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable, freely transferable and have full voting rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder's account. The Acquiring Fund will then send a confirmation to each shareholder. As described in the Fund Prospectus, the Acquiring Funds do not issue share certificates except for Class A Shares and then only when requested. As of the Closing Date, any outstanding certificates representing shares of the Acquired Funds will be cancelled.

        The Acquiring Fund shares to be issued in the Transactions have the same rights and privileges as the shares of your Acquired Fund. For example, all shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

        Like the Acquired Funds, the Acquiring Funds do not routinely hold annual meetings of shareholders. The Acquiring Funds may hold special meetings for matters requiring shareholder approval. A meeting of an Acquiring Fund's shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president.

        For purposes of calculating any applicable contingent deferred sales charges, the period you have held your shares in an Acquired Fund will be counted toward, and carried over as, the holding period of the shares you receive in the corresponding Acquiring Fund.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATIONS BE AFTER THE TRANSACTION?

        The following table sets forth, as of August 31, 2004, the separate capitalizations of the Acquiring Funds and the corresponding Acquired Funds, and the estimated capitalization of the Acquiring Funds as adjusted to give effect to the proposed Transactions. The capitalization of an Acquiring Fund is likely to be different when the applicable Transaction is actually consummated.

                                                                        PRO FORMA        ARIZONA INSURED FUND
                                                       ARIZONA       ADJUSTMENTS TO        AFTER TRANSACTION
                                    ARIZONA FUND    INSURED FUND    CAPITALIZATION(1)         (ESTIMATED)
                                    ------------   --------------   -----------------    -------------------
Net assets (millions)               $ 30,871,677   $  142,441,672   $         (38,934)   $        173,274,415
Total shares outstanding               2,998,285       12,481,893                                  15,186,505


Class A net assets (millions)       $ 20,249,266   $  122,436,469   $         (32,054)   $        142,653,681
Class A shares outstanding             1,966,975       10,730,590                                  12,505,285
Class A net asset value per share   $      10.29   $        11.41                        $              11.41

Class B net assets (millions)       $  7,456,662   $   13,354,490   $          (4,676)   $         20,806,476
Class B shares outstanding               724,610        1,169,592                                   1,822,540
Class B net asset value per share   $      10.29   $        11.42                        $              11.42

Class C net assets (millions)       $  3,165,749   $    6,650,713   $          (2,204)   $          9,814,258
Class C shares outstanding               306,700          581,711                                     858,680
Class C net asset value per share   $      10.32   $        11.43                        $              11.43

                                                                        PRO FORMA           CALIFORNIA FUND
                                     CALIFORNIA      CALIFORNIA      ADJUSTMENTS TO        AFTER TRANSACTION
                                    INSURED FUND        FUND        CAPITALIZATION(1)        (ESTIMATED)(2)
                                    ------------   --------------   -----------------    -------------------
Net assets (millions)               $ 33,009,069   $   44,921,594   $         (40,400)   $         77,890,263
Total shares outstanding               2,999,315        4,037,071                                   7,005,183

Class A net assets (millions)       $ 24,748,327   $   24,797,519   $         (25,686)   $         49,520,160
Class A shares outstanding             2,248,556        2,231,830                                   4,459,402
Class A net asset value per share   $      11.01   $        11.11                        $              11.10(2)

Class B net assets (millions)       $  6,894,516   $   14,529,884   $         (11,106)   $         21,413,294
Class B shares outstanding               626,275        1,302,406                                   1,920,194
Class B net asset value per share   $      11.01   $        11.16                        $              11.15(2)

Class C net assets (millions)       $  1,366,226   $    5,594,191   $          (3,608)   $          6,956,809
Class C shares outstanding               124,484          502,835                                     625,587
Class C net asset value per share   $      10.98   $        11.13                        $              11.12(2)

                                                                        PRO FORMA        FLORIDA INSURED FUND
                                                      FLORIDA        ADJUSTMENTS TO        AFTER TRANSACTION
                                    FLORIDA FUND    INSURED FUND    CAPITALIZATION(1)         (ESTIMATED)
                                    ------------   --------------   -----------------    -------------------
Net assets (millions)               $ 15,738,027   $   93,680,889   $         (33,440)   $        109,385,476
Total shares outstanding               1,425,641        8,324,003                                   9,722,472

Class A net assets (millions)       $  9,824,062   $   87,590,413   $         (29,772)   $         97,384,703
Class A shares outstanding               890,529        7,783,120                                   8,656,370
Class A net asset value per share   $      11.03   $        11.25                        $              11.25


Class B net assets (millions)       $  3,756,866   $    5,002,341   $          (2,675)   $          8,756,532
Class B shares outstanding               339,927          444,251                                     777,898
Class B net asset value per share   $      11.05           $11.26                        $              11.26


Class C net assets (millions)       $  2,157,099   $    1,088,135   $            (993)   $          3,244,241
Class C shares outstanding               195,185           96,632                                     288,204
Class C net asset value per share   $      11.05   $        11.26                        $              11.26

(1) The adjustments reflect the costs of the Transaction incurred by each Fund.
(2) As a result of rounding certain calculations, the per share net asset value for each of the Class A, Class B and Class C shares of the California Fund after the Transaction, as shown in the table above, is $0.01 less than the per share net asset value for each of the Class A, Class B and Class C shares of the California Fund, respectively. At the time the Transaction is consummated, any shares you own of the California Insured Fund will be cancelled and you will receive new shares in the same class of the California Fund that will have a value equal to the value of your shares in the California Insured Fund.

             COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

        This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies and policies, as well as the risks associated with such objectives, strategies and policies. For a complete description of each Fund's investment strategies, policies and risks, you should read the Fund Prospectus, which is included with this Proxy Statement/Prospectus.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES OF THE ACQUIRED FUNDS AND THEIR CORRESPONDING ACQUIRING FUNDS?

        The investment objective of each Acquired Fund is identical to the investment objective of its corresponding Acquiring Fund. Each Fund's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax and from the personal income tax in its respective state, as is consistent with preservation of capital. Each Fund's investment objective is fundamental and may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at such meeting of shareholders at which the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting ("Majority Vote").

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT STRATEGIES AND POLICIES OF THE ACQUIRED FUNDS AND THEIR CORRESPONDING ACQUIRING FUNDS?

        Each Fund has adopted a fundamental investment policy to invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and its respective state personal income tax. The principal difference between the investment strategies of each Acquired Fund and its corresponding Acquiring Fund relates to the Fund's investment policy regarding insured municipal securities and lower-rated securities. Each of the Insured Funds has adopted a non-fundamental investment policy to invest at least 80% of its net assets in insured municipal securities. The Non-Insured Funds have not adopted such an investment policy; however, each Non-Insured Fund may invest without limitation in insured municipal securities. As indicated above, each Non-Insured Fund, although not required to do so, has generally invested a significant portion of its assets in insured municipal securities.

        Each of the Funds invests primarily in tax-exempt obligations, commonly known as municipal bonds, which are debt obligations issued by or on behalf of a state or territory, its agencies, instrumentalities, municipalities or other political sub-divisions. There are several different types of municipal bonds, including general obligation bonds, revenue bonds and municipal lease obligations. The Insured Funds may invest in general obligation and revenue bonds, as well as other tax-free municipal securities, provided that, under normal market conditions and after the application of insurance, at least 80% of the Insured Fund's net assets are invested in insured municipal securities that are rated at least AAA by Standard & Poor's Ratings Services ("S&P"), Aaa by Moody's Investors Service ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). In addition, at least 80% of the Insured Fund's net assets must be invested in bonds that are fully insured by companies that must have at least a AAA-rated claims paying ability by S&P or an equivalent rating by another NRSRO. The Insured Funds may not invest in non-investment grade municipal securities, commonly referred to as high-yield securities. These restrictions apply at the time the Insured Fund purchases a security. Each Insured Fund may have up to 35% of its total assets invested in securities that have been downgraded to AA by S&P or Aa by Moody's since the Insured Fund initially purchased the securities.

         The Non-Insured Funds do not have such limitations with respect to insured municipal securities; however, the Non-Insured Funds do have limitations with respect to the credit quality of their portfolio securities. As a matter of non-fundamental policy, each Non-Insured Fund will primarily invest in bonds rated in the top four rating categories by an NRSRO or bonds that are unrated, but which DMC, as the investment manager, determines to be of comparable quality. Each Non-Insured Fund may invest up to 20% of its net assets in high-yield, lower-rated fixed income securities, provided that such securities are rated at least B or higher by S&P, are similarly rated by another NRSRO, or are unrated but deemed to be of comparable minimum quality as determined by DMC. This limit applies to a Non-Insured Fund's portfolio holding in debt securities and any derivative securities that a Non-Insured Fund may hold in its portfolio. The quality limitation applies at the time of purchase and a Non-Insured Fund may not have more than 5% of its assets invested in securities that have been downgraded to a rating lower that the lowest rating permitted for the Non-Insured Fund.

        As a result of the Transaction, shareholders in an Acquired Fund, except for the California Insured Fund, will become shareholders in the corresponding Acquiring Fund that is also an Insured Fund. As a result of the Transaction, the California Insured Fund's shareholders will become shareholders in a Non-Insured Fund. Although not required to do so, each Non-Insured Fund has generally invested a significant portion of its assets in insured municipal securities.

        Each Fund may invest up to 20% of its assets in private activity or private placement bonds. Such securities are used to finance certain non-government activities, and the interest income from these securities is subject to the federal alternative minimum tax.

        Depending on market conditions and other factors, each of the Funds invests in securities with maturities of varying lengths. In general, each Fund seeks to maintain an average weighted portfolio maturity of approximately 15 to 25 years.

        Each Fund has adopted a fundamental policy that prohibits the Fund from concentrating its investments in the securities of issuers primarily engaged in the same industry. Generally, this fundamental investment restriction prohibits a Fund from investing 25% or more of the value of the Fund's assets in securities of issuers in any one industry. Certain types of bonds and obligations are excluded from this restriction. In particular, the Funds' restrictions on industry concentration do not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

        Each Fund may invest more than 25% of its total assets in certain sectors of the municipal bond market. Specifically, each Fund may invest more than 25% of its total assets in industrial development bonds. In addition, each of the Arizona Fund, the California Fund and the Florida Fund may invest more than 25% of its total assets in one or more of the following sectors of the municipal bond market: transportation; education and industrial obligations.

        All of the Funds are "non-diversified" for purposes of the 1940 Act. Generally, a "diversified" investment company may not, with respect to 75% of its assets, invest more than 5% of its assets in any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. Because each Fund is non-diversified, it is not subject to these diversification requirements. Although the Funds are non-diversified for purposes of the 1940 Act, each Fund intends to meet the diversification requirements of a regulated investment company under Subchapter M of the Code. Under the Code, the Funds have the flexibility to invest as much as 50% of their assets in as few as two issuers, provided that no single issuer accounts for more than 25% of a Fund's portfolio. The remaining 50% of a Fund's assets must be diversified so that no more than 5% of a Fund's assets are invested in the securities of a single issuer.

        Pending the investment or reinvestment of its assets, each Insured Fund may invest up to 35% of its net assets in non-insured, short-term tax-exempt instruments (e.g., tax-exempt money market securities), provided that such instruments are rated in either the highest short-term or long-term rating category by an NRSRO. The Non-Insured Funds may invest without limit in short-term, tax-exempt obligations on a temporary, defensive basis. When DMC, the Funds' investment manager, believes that unusual or adverse economic, market or other conditions warrant a more defensive posture, DMC may temporarily select investments for a Fund other than those investments that are the Fund's primary focus and the Fund may invest its assets without regard to its stated maturity strategy. When investing in this manner a Fund may be unable to achieve its investment objective.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

        The Funds have adopted identical fundamental investment policies. A Fund may not change any of its fundamental investment policies without a prior Majority Vote of its shareholders. The Funds' fundamental investment restrictions are listed in the Funds' Statement of Additional Information dated December 3, 2004 relating to the Fund Prospectus, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement and is available upon request.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

        Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund's ability to achieve its objective will depend, among other things, on the portfolio managers' analytical and portfolio management skills. As with most investments in mutual funds, the best results are achieved when investments in the Funds are held for a number of years.

        The risks of investing in the Funds are basically the same as those of other investments in municipal securities of similar quality. Investments in the Funds are subject to several risks, which are explained below.

        Interest Rate Risk. Interest rate risk is generally the most significant type of risk for the Funds. Interest rate risk is the risk that securities, and in particular bonds with longer maturities, will decrease in value if interest rates rise. These changes can be unpredictable, and, as such, the Funds will generally not try to increase return by aggressively capitalizing on interest rate changes. The Funds seek to manage this risk by adjusting the average maturity of the Funds' portfolio securities.

        Income Risk. Income risk is the risk that a Fund's income will decrease due to falling interest rates. Because a Fund can only distribute what it earns, a Fund's distributions to its shareholders may decline when interest rates fall.

        Market Risk. Market risk is the risk that a majority of securities in a certain market--such as bonds--will decline in value because of economic conditions, future expectations, or investor confidence. This risk may cause the price fluctuation of a security because of the changes in general economic and interest rate conditions that affect the bond market or municipal bond market as a whole. Additionally, all of the Funds may engage in transactions where payment occurs before the actual delivery of the security. Because the market price of the security may fluctuate during the time after payment but prior to delivery, the Funds assume the risk that the value of the security at delivery may be less than the purchase price.

        Credit Risk. Credit risk is the possibility that an issuer of a debt security--or an entity that insures the debt security--will be unable to make interest payments on, and to pay the principal of, a security when due. A change in the credit risk associated with a particular debt security may cause a corresponding change in that security's price and, therefore, impact the Fund's net asset value. The purpose of insurance is to protect against credit risk. In the event of a default of an insured municipal security, the insurer is contractually required to make payments of interest and principal under the terms of the municipal security. To the extent that the Insured Funds invest more of their assets in insured municipal securities as compared to the Non-Insured Funds, the Insured Funds may be subject to less credit risk. There is no assurance, however, that the company insuring the payment of interest and principal when due to the bondholders will meet its obligations. Moreover, this insurance does not guarantee the market value of the insured municipal securities held in a Fund's portfolio and it does not guarantee the value of an investment in the Fund.

        Call Risk. Call risk is the likelihood that a security will be prepaid (commonly referred to as being "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a Fund may have to replace it with a lower-yielding security. DMC takes this type of risk into consideration, and when appropriate, attempts to invest in bonds that protect investors against early prepayment.

        High-Yield Bond Risk. Investing in lower-rated, higher-risk bonds entails the risk of losing principal, which may be greater than the risk of principal loss associated with investment-grade bonds. In addition, the risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. The market price of lower-rated, high-yield securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. High-yield securities may also not trade as frequently, and when they do trade, their prices may be significantly higher or lower than expected. Thus, high-yield securities may be less liquid and more volatile than higher-quality securities.

        The Insured Funds may not invest in such high-yield bonds. Each Non-Insured Fund may invest up to 20% of its net assets in such securities, subject to the minimum quality limitations as described in the section entitled "Are there any significant differences between the investment strategies and policies of the Acquired Funds and their corresponding Acquiring Funds" above. To the extent that the Non-Insured Funds invest in such high-yield bonds, the Non-Insured Funds may be subject to greater risks associated with such investments, such as the loss of principal, credit risk, liquidity risk and volatility, as compared to the Insured Funds.

        Sector Risk. Sector risk is the risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector. Although the Funds have a fundamental policy that prohibits concentration in any one industry, each Fund under certain circumstances is permitted to invest more than 25% of its assets in debt securities of issuers within a single segment of the bond market. To the extent that Fund invests in this manner, the Fund may have a greater exposure to risks associated with that particular segment of the bond market.

        Geographic Concentration Risk. Largely because of tax avoidance considerations, the Funds typically invest primarily in debt obligations issued by their respective states and, therefore, events in that state are likely to affect such Fund's investments and performance. These events may include economic or political policy changes; tax base erosion; state constitutional limits on tax increases; budget deficits and other financial difficulties; and changes in the ratings assigned to municipal issuers within that state.

        Diversification. Because each Fund is non-diversified (as described above), each Fund may be more susceptible than a fully diversified fund to adverse economic, political, business, or regulatory developments affecting a single issuer, industry, or economic sector. This, in turn, can affect the Fund's net asset value.

WHAT VOTE IS NECESSARY TO APPROVE THE PLAN?

        REQUIRED VOTE. Provided that "Quorum" requirements (as defined below) have been satisfied, the Trustees for a Trust shall be elected by a plurality of the votes cast by shareholders of all Funds of the Trust voting together. "Quorum" means: (i) for all Trusts other than Voyageur Investment Trust, one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting; or (ii) for Voyageur Investment Trust, ten percent (10%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

                        MORE INFORMATION ABOUT THE FUNDS

        Administration, Transfer Agency and Fund Accounting Services. Delaware Service Company, Inc. ("DSC"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator, and shareholder servicing, dividend disbursing and transfer agent for each Fund and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides fund accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its transfer agency, shareholder services, fund accounting and administration services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund on a pro rata basis.

        Custodial Services. Mellon Bank, N.A., is the custodian of the securities and other assets of the Funds. The main office of Mellon Bank, N.A. is One Mellon Center, Pittsburgh, PA 15258.

        Additional Information. More information about the Funds is included in
(i) the Fund Prospectus, which is attached to and considered a part of this Proxy Statement/Prospectus, (ii) their Statement of Additional Information dated December 3, 2004; (iii) the Annual Report to Shareholders for the year ended August 31, 2004 ("Annual Report"), and (iv) the Statement of Additional Information dated December 29, 2004 (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein. You may request free copies of the Statements of Additional Information and/or the Annual Report, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trusts at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

        This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Funds with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares they offer. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

        Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or from the SEC's Internet site at http:\\www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                   PROPOSAL TWO: TO ELECT A BOARD OF TRUSTEES

        You are being asked to elect a Board for Voyageur Mutual Funds and a Board for Voyageur Investment Trust.

        WHO ARE THE NOMINEES FOR TRUSTEE? The nominees for the Boards of the Trusts are the same nominees that will be considered by the shareholders of each of the Delaware Companies at the Meeting. The nominees are: Thomas L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Each of the nominees (except for Messrs. Bennett, Driscoll, Fry and Zecher and Ms. Landreth) presently is a Trustee of each Trust.

        Messrs. Bennett, Fry and Zecher, and Ms. Landreth were identified by independent executive search firms retained by the Trusts' Nominating and Corporate Governance Committee (collectively, the "Nominating Committee"). The executive search firms identified individuals for consideration by the Nominating Committee based on the criteria described below. At the direction of the Nominating Committee, the executive search firm further evaluated and developed detailed background information for the individuals that the Nominating Committee identified as potential candidates for nominees. After reviewing this information, the Nominating Committee selected the nominees for recommendation to the Board. The Nominating Committee's process for evaluating nominees is described under "Board, Shareholder and Committee Meetings" below. Among the nominees standing for election, only Mr. Driscoll would be deemed to be an "Interested Trustee." The remaining nominees would be deemed to be Independent Trustees.

        If elected, these persons will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board. The following table provides certain background information for each nominee, including the number of Funds and of all other registered investment companies in the Delaware Investments Family of Funds (the "Fund Complex") that the nominee oversees or will oversee.

                                               LENGTH OF                                     NUMBER OF
                                              TIME SERVED                                    PORTFOLIOS
                                                 AS A                                         IN FUND         OTHER
                             POSITION(S)        TRUSTEE               PRINCIPAL               COMPLEX      DIRECTORSHIPS
                              HELD WITH         OF THE       OCCUPATION(S) DURING PAST 5    OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE       THE TRUSTS         TRUSTS                  YEARS                 TRUSTEE         TRUSTEE
-------------------------  ----------------   ------------   ----------------------------   -----------   --------------
NOMINEE FOR INTERESTED
 TRUSTEE

Jude T. Driscoll(1)            Chairman,          N/A           CEO, Delaware Investments        92            None
2005 Market Street           President and                    (since 2003). Since August
Philadelphia, PA 19103           Chief                          2000, Mr. Driscoll has
41                             Executive                      served in various executive
                                Officer                         capacities at different
                                                                   times at Delaware
                                                                     Investments(2)

                                                                Senior Vice President,
                                                                Research and Trading -
                                                              Conseco Capital Management,
                                                             Inc. (June 1998 - July 2000)

NOMINEES FOR INDEPENDENT
 TRUSTEE

Thomas L. Bennett               Nominee            Not          Manager - Tower One LLC          84            None
2005 Market Street                             Applicable        (June 1999 - Present)
Philadelphia, PA 19103                                         (Wireless Communications)
57
                                                                Manager - Tower Bridge
                                                               Telecom LLC (June 2001 -
                                                                       Present)
                                                              (Wireless Communications)

                                                              Managing Director - Morgan
                                                              Stanley & Co. Incorporated
                                                              (1996 - March 2004). Since
                                                               January 1984, Mr. Bennett
                                                                 has served in various
                                                               management and executive
                                                                capacities at different
                                                              times at Miller, Anderson &
                                                                 Sherred, LLP and its
                                                              successor, Morgan Stanley &
                                                                   Co. Incorporated

John A. Fry                    Nominee             N/A         President - Franklin &            92         Director -
2005 Market Street                                            Marshall College (June 2002                    Community
Philadelphia, PA 19103                                                - Present)                          Health Systems
44

                                                              Executive Vice President -
                                                              University of Pennsylvania
                                                               (April 1995 - June 2002)

Anthony D. Knerr               Trustee          7 years       Founder/Managing Director -        92            None
2005 Market Street                                            Anthony Knerr & Associates
Philadelphia, PA 19103                                        (1990 - Present) (Strategic
65                                                                    Counseling)

Lucinda S. Landreth            Nominee             Not        Chief Investment Officer -         84            None
2005 Market Street                             Applicable    Assurant, Inc. (June 2002 to
Philadelphia, PA 19103                                         December 2004) (Insurance
52                                                                     Company)

                                                              Chief Investment Officer -
                                                             Fortis, Inc. (September 1997
                                                                     to May 2001)
                                                                 (Financial Services)

Ann R. Leven                   Trustee           7 years        Treasurer/Chief Fiscal           92         Director -
2005 Market Street                                            Officer - National Gallery                   Systemax Inc.
Philadelphia, PA 19103                                                  of Art
63                                                                   (1994 - 1999)                         Director and
                                                                                                              Audit
                                                                                                            Committee
                                                                                                          Chairperson -
                                                                                                           Andy Warhol
                                                                                                           Foundation

Thomas E. Madison              Trustee           7 years       President/Chief Executive          92         Director -
2005 Market Street                                           Officer - MLM Partners, Inc.                 Banner Health
Philadelphia, PA 19103                                            (January 1993 -
68                                                             Present) (Small Business                    Director and
                                                               Investing and Counseling)                      Audit
                                                                                                            Committee
                                                                                                              Member -
                                                                                                            CenterPoint
                                                                                                               Energy

                                                                                                            Director and
                                                                                                               Audit
                                                                                                             Committee
                                                                                                              Member -
                                                                                                              Digitial
                                                                                                             River Inc.

                                                                                                            Director and
                                                                                                               Audit
                                                                                                             Committee
                                                                                                              Member -
                                                                                                               Rimage
                                                                                                            Corporation

                                                                                                             Director -
                                                                                                              Valmont
                                                                                                            Industries,
                                                                                                                Inc.

Janet L. Yeomans               Trustee           4 Years       Vice President/Mergers &          92            None
2005 Market Street                                                 Acquisitions - 3M
Philadelphia, PA 19103                                        Corporation (January 2003 -
56                                                                     Present)

                                                                 Ms. Yeomans has held
                                                                  various management
                                                                    positions at 3M
                                                                Corporation since 1983.

J. Richard Zecher,             Nominee            Not          Vice Chairman - Investor          84        Director and
Ph.D.                                          Applicable           Analytics, LLC                             Audit
2005 Market Street                                               (May 1999 to Present)                       Committee
Philadelphia, PA                                                                                              Member -
19103                                                         Founder/Principal - Sutton                   OXiGENE, Inc.
64                                                            Asset Management (September
                                                                   1998 to Present)

(1) Mr. Driscoll would be considered to be an "Interested Trustee" because he is an executive officer of the Trusts' investment manager. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Trusts' investment manager is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trusts' investment manager, principal underwriter/distributor and administrator.

        The following table shows each nominee's ownership of shares of each Fund and of all other registered investment companies in the Fund Complex as of October 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                               SHARES OF BENEFICIAL INTEREST OF    COMPANIES OVERSEEN BY TRUSTEE IN THE
       NAME OF NOMINEE          THE FUNDS BENEFICIALLY OWNED                    FUND COMPLEX
---------------------------    --------------------------------    ---------------------------------------
     INTERESTED NOMINEE

      Jude T. Driscoll                        None                              Over $100,000

    INDEPENDENT NOMINEES

      Thomas L. Bennett                       None                                  None

         John A. Fry                          None                             Over $100,000

      Anthony D. Knerr                        None                           $10,001 - $50,000

     Lucinda S. Landreth                      None                                  None

        Ann R. Leven                          None                             Over $100,000

      Thomas F. Madison                       None                           $10,001 - $50,000

      Janet A. Yeomans                        None                           $10,001 - $50,000

     J. Richard Zecher                        None                                  None

        BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During its last fiscal year, each Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

        Each Trust has an Audit Committee for the purpose of meeting, at least annually, with the Trust's officers and independent auditors to oversee the quality of financial reporting and the internal controls of such Trust, and for such other purposes as the Board of the Trust may from time to time direct. The Audit Committee of each Trust consists of the following three Trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans, each of whom is an "Independent Trustee." Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. During each Trust's last fiscal year, the Audit Committee held five meetings.

        The Nominating Committee is currently comprised of Anthony D. Knerr, Chairperson; and John H. Durham (who is retiring and therefore not standing for re-election), each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of each Trust, and (ii) Interested Trustees for consideration by the full Board of each Trust. The Nominating Committee for each Trust held seven meetings during such Trust's last fiscal year ended August 31, 2004.

        The Board of each Trust has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities. A current copy of the Nominating Committee's charter is available on the Trusts' website at www.delawareinvestments.com.

        The Nominating Committee will consider shareholder recommendations for nomination to the Board of a Trust only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

        The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for a Board, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

        The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Boards. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trusts' long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Boards.

        BOARD COMPENSATION. Each Independent Trustee receives compensation from each of the Delaware Companies of which he/she is a member of the Board. Interested Trustees are compensated by DMC, and do not receive compensation from the Trusts. Each Independent Trustee currently receives a total annual retainer of $70,000 for serving as a Trustee of all 32 registered investment companies within the Fund Complex, plus a $5,000 fee per day per Board meeting attended (normally four regular meetings, three of which are two-day in-person meetings). The Coordinating Trustee for the Delaware Companies receives an additional annual retainer totaling $25,000. The chairperson of the Audit Committee receives an additional annual retainer of $10,000 and the chairperson of the Nominating Committee receives an annual retainer of $1,500. Each member of the Audit Committee receives an additional fee of $2,500 for each Audit Committee meeting attended, and each member of the Nominating Committee receives an additional fee of $1,700 for each Nominating Committee meeting attended. Prior to August 2004, the Trustees' fees were allocated equally per each of the investment companies in the Fund Complex, and the Trustees' retainers were allocated ratably among the investment companies in the Fund Complex based on net assets. After August 2004, the Trustees' fees and retainers were allocated ratably among the investment companies in the Fund Complex based on relative net assets.

        Under the terms of the Delaware Companies' retirement plan, each Independent Trustee who, at the time of his or her retirement from all boards of trustees in the Fund Complex, has attained the age of 70 and has served on the boards of trustees for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Trustee or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to the Independent Trustees of the Fund Complex at the time of the person's retirement. If an eligible Independent Trustee of a Trust had retired as of August 31, 2004, he or she would have been entitled to annual payments in the amount of $70,000 from the Fund Complex, borne pro rata by the registered investment companies therein based on their relative net assets. The following table identifies the amount each Trustee received from each Trust during its last fiscal year and from the Fund Complex as a whole during the twelve months ended August 31, 2004, as well as the estimated annual benefits upon retirement.

                                                                  Pension or                            Total
                                                                  Retirement                      Compensation From
                             Aggregate         Aggregate           Benefits        Estimated       Fund Complex for
                           Compensation    Compensation from   Accrued as Part       Annual         the 12 months
                           from Voyageur        Voyageur           of Trust       Benefits Upon    ended August 31,
TRUSTEE(1)                 Mutual Funds     Investment Trust       Expenses        Retirement            2004
----------------------    ---------------  -----------------   ---------------   --------------   -----------------
JUDE T. DRISCOLL               None               None              None              None              None

WALTER P. BABICH(2)           $ 2,445            $ 2,806            None             $ 70,000         $ 110,233

JOHN H. DURHAM(2)             $ 2,279            $ 1,954            None             $ 70,000         $ 102,093

JOHN A. FRY                   None(3)            None(3)            None             $ 70,000         $  90,573(3)

ANTHONY D. KNERR              $ 2,167            $ 2,497            None             $ 70,000         $ 109,466

ANN R. LEVEN                  $ 2,810            $ 2,466            None             $ 70,000         $ 120,650

THOMAS E.  MADISON            $ 2,701            $ 2,381            None             $ 70,000         $ 115,066

JANET L. YEOMANS              $ 2,701            $ 2,381            None             $ 70,000         $ 115,066

(1) Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Boards of the Trusts or any other investment company in the Fund Complex for the 12-month period ended August 31, 2004.

(2) Messrs. Babich and Durham have announced their intention to retire from the Boards effective as of the date of the Meeting and therefore are not standing for re-election.

(3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from Voyageur Funds, including Voyageur Mutual Funds and Voyageur Investment Trust, for services provided to the Voyageur Funds' Board.

        OFFICERS. The Board and the senior management of a Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trusts: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth above along with the other nominees. Exhibit C also identifies which of these executive officers are also officers of DMC. The above officers of the Trusts own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC. They are considered to be "interested persons" of the Trusts under the 1940 Act.

        REQUIRED VOTE. Provided that a Quorum is present at the Meeting, either in person or by proxy, the Trustees of each Trust shall be elected by a plurality of the votes cast by shareholders of all series of such Trust voting together.

                       THE BOARDS OF TRUSTEES UNANIMOUSLY
                          RECOMMEND THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE

PROPOSAL 3 -- APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF VOYAGEUR INVESTMENT TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST (CALIFORNIA INSURED FUND AND FLORIDA FUND ONLY)

        The Trustees of Voyageur Investment Trust unanimously recommend that shareholders of the California Insured Fund and the Florida Fund approve an Agreement and Plan of Redomestication (the "Agreement"), substantially in the form attached to this Proxy Statement/Prospectus as Exhibit D, which would change the state of organization of Voyageur Investment Trust. This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement/Prospectus as the "Redomestication." To implement the Redomestication, the Trustees of Voyageur Investment Trust have approved the Agreement, which contemplates the continuation of the current business of Voyageur Investment Trust in the form of a new Delaware statutory trust, named "Delaware Investments Municipal Trust" (the "DE Trust"). As of the effective date of the Redomestication, the DE Trust will have series (each a "DE Fund" and, together, the "DE Funds") that correspond to each of the then current series of Voyageur Investment Trust (each an "MA Fund" and, together, the "MA Funds"). Each DE Fund will have the same name as its corresponding MA Fund.

WHY AM I BEING ASKED TO VOTE ON THE REDOMESTICATION?

        The Board of Voyageur Investment Trust (the "VIT Board") is submitting the Redomestication to the vote of shareholders of all the MA Funds in Voyageur Investment Trust, including the shareholders of the California Insured and Florida Funds. In particular, you are entitled to vote and are being asked to vote on the Redomestication even in the event the reorganization for your particular Acquired Fund into its corresponding Acquiring Fund is approved by shareholders. As described more fully below, the VIT Board approved the Redomestication in order to eliminate certain administrative inefficiencies and incremental costs and to establish a uniform structure among all of the mutual funds (i.e., registered, open-end management investment companies) within the Delaware Investments Family of Funds.

WHAT WILL THE REDOMESTICATION MEAN FOR THE SERIES OF VOYAGEUR INVESTMENT TRUST AND FOR YOU?

        If the Agreement is approved by shareholders and the Redomestication is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding MA Funds. The Board, including any persons elected under Proposal 2, and officers of the DE Trust would be the same as those of Voyageur Investment Trust, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated Voyageur Investment Trust and the MA Funds except as otherwise described below. Thus, on the effective date of the Redomestication, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding MA Fund. For all practical purposes, a shareholder's investment in Voyageur Investment Trust and the MA Funds would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE AGREEMENT AND THE REDOMESTICATION?

        With the exception of the series of Voyageur Investment Trust, all of the registered, open-end management investment companies within the Delaware Investments Family of Funds are series of Delaware statutory trusts. Voyageur Investment Trust, however, is organized as a Massachusetts business trust. The lack of uniformity among the laws applicable to the various Delaware Investments Funds poses administrative complications and costs that the VIT Board desires to eliminate. Consequently, the VIT Board proposes that Voyageur Investment Trust be redomesticated to Delaware.

        The VIT Board desires to achieve administrative economies, such as eliminating, frequent filings within the Commonwealth of Massachusetts, which are expected to result from the Redomestication. Delaware statutory trusts provide much greater flexibility for a fund to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. The MA Funds are also expected to benefit from the administrative economies that will result from having uniform organizational documents and uniform state reporting and filing obligations. Accordingly, the VIT Board believes that it is in the best interests of the shareholders to approve the Agreement.

WHAT ARE THE ADVANTAGES OF A DELAWARE STATUTORY TRUST?

        Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware, while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. Voyageur Investment Trust's Declaration of Trust thus requires that any instrument, including VIT Board resolutions, that establishes or designates any series shall be treated as an amendment to the Declaration of Trust, which must therefore be filed in Massachusetts. Such filings are not required by the DE Trust's Declaration of Trust. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees and regarding limiting the liability of one series for obligations of other series within the trust.

        Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the

DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND VOYAGEUR INVESTMENT TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

        The following summary compares certain rights and characteristics of Voyageur Investment Trust and its shares to the DE Trust and its shares. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of Voyageur Investment Trust and the DE Trust, attached as Exhibit E to this Proxy Statement/Prospectus, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

        Reorganizing Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide several benefits to Voyageur Investment Trust and its shareholders. The operations of a Delaware statutory trust formed under the Delaware Statutory Trust Act (the "Delaware Act") are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in Voyageur Investment Trust's current Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to Voyageur Investment Trust's current operation as a Massachusetts business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

        Funds formed as Delaware statutory trusts under the Delaware Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

        Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

        Shares of the DE Trust and Voyageur Investment Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Voyageur Investment Trust provide for noncumulative voting in the election of their Trustees. Like Voyageur Investment Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. For both Voyageur Investment Trust and the DE Trust, shareholder meetings may be called at any time by the Board, by the chairperson of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. In addition, a meeting of the shareholders of the DE Trust for the purpose of electing one or more trustees may be called, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the DE Trust shareholders. Voyageur Investment Trust and the DE Trust each provides certain rights to its shareholders to inspect a fund's books and records.

        While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of Voyageur Investment Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, all or substantially all of the DE Trust's assets may be sold to another fund or trust without shareholder approval unless required by the 1940 Act. Both the DE Trust and Voyageur Investment Trust and any series thereof may be liquidated or dissolved, in each case by the Trustees without shareholder approval.

        Massachusetts business trust law does not specifically provide that the shareholders of Voyageur Investment Trust are not subject to any personal liability for any claims against, or liabilities of, Voyageur Investment Trust solely by reason of being or having been a shareholder of Voyageur Investment Trust or that the liabilities of one series are not enforceable against another series of that trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REDOMESTICATION?

        Immediately upon completion of the proposed Redomestication, the DE Trust will continue the business of Voyageur Investment Trust, and each DE Fund:
(i) will have the same investment goals, policies and restrictions as those of its corresponding MA Fund existing on the date of the Redomestication; (ii) will hold the same portfolio of securities previously held by such corresponding MA Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding MA Fund. As the successor to Voyageur Investment Trust's operations, the DE Trust will adopt Voyageur Investment Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

        The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, Voyageur Investment Trust. To accomplish the Redomestication, the Agreement provides that Voyageur Investment Trust, on behalf of each MA Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to Voyageur Investment Trust, which will then distribute those shares pro rata to shareholders of the corresponding MA Fund. Through this procedure, you will receive exactly the same number, class and dollar amount of shares of each DE Fund as you held in the corresponding MA Fund immediately prior to the Redomestication. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of an MA Fund that you may have had as of the effective date of the Redomestication. As soon as practicable after the date of the Redomestication, Voyageur Investment Trust will be dissolved and will cease its existence.

        The Trustees may terminate the Agreement and abandon the Redomestication at any time prior to the effective date of the Redomestication if the Trustees determine that proceeding with the Redomestication is inadvisable. If the Redomestication is not approved by shareholders of Voyageur Investment Trust, or if the Trustees abandon the Redomestication, Voyageur Investment Trust will continue to operate as a Massachusetts business trust. If the Redomestication is approved by shareholders, it is expected to be completed in the first half of 2005.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENT?

        As a result of the Redomestication, the DE Trust will be subject to a new investment advisory agreement between the DE Trust and DMC on behalf of each of the DE Funds that will be identical in all material respects to the current investment advisory agreement between DMC and Voyageur Investment Trust on behalf of each of the MA Funds.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

        The DE Trust, on behalf of the DE Funds, will enter into agreements with Delaware Service Company, Inc. ("DSC") for fund accounting, transfer agency, dividend disbursing and shareholder services that are substantially identical to the agreements currently in place for Voyageur Investment Trust with DSC. DDLP will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for Voyageur Investment Trust with DDLP.

        As of the effective date of the Redomestication, each DE Fund will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares, which is identical in all material respects to the distribution plan currently in place for the corresponding classes of shares of the corresponding MA Fund. It is anticipated that there will be no material change to the distribution plan as a result of the Redomestication.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE AGREEMENT?

        Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. In addition, if a mutual fund wants to operate under a manager of managers structure (as described more fully below under Proposal 4), shareholders must also approve the use of such structure. Theoretically, if the Agreement is approved by shareholders and Voyageur Investment Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these three items for the DE Trust.

        The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate in the same manner they do currently after the Redomestication. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Redomestication. The Trustees, therefore, have determined that by approving the Agreement you are also approving, for purposes of the 1940 Act:
(1) the election of the Trustees of Voyageur Investment Trust who are in office at the time of the Redomestication (including the Trustees elected under Proposal 1) as trustees of the DE Trust; (2) new investment advisory agreements between the DE Trust and DMC on behalf of each DE Fund, which are identical in all material respects to the investment advisory agreements currently in place for the MA Funds; and (3) the manager of managers structure for a DE Fund, as described in Proposal 4, but only in the event that such Proposal has been approved by shareholders of the corresponding MA Fund.

        Prior to the Redomestication, if the Agreement is approved by shareholders of Voyageur Investment Trust, the officers will cause Voyageur Investment Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above (or, with respect to the use of the manager of managers structure, in the same manner as shareholders of the particular MA Fund have voted on Proposal 4). This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

        The DE Trust was formed as a Delaware statutory trust on September 30, 2004 pursuant to the Delaware Act. As of the effective date of the Redomestication, the DE Trust will have separate series, each of which will correspond to the similarly named series of Voyageur Investment Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding MA Fund.

        As of the effective date of the Redomestication, like the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (e.g., you will not owe any further money to Voyageur Investment Trust to own your shares), and have no preemptive or subscription rights (e.g., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as Voyageur Investment Trust.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

        The Redomestication is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Redomestication is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding MA Fund. Consummation of the Redomestication is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and Voyageur Investment Trust, that, under the Code, the Redomestication will not give rise to the recognition of income, gain, or loss for federal income tax purposes to Voyageur Investment Trust, the MA Funds, the DE Trust, or the DE Funds, or to their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

        A request to sell MA Fund shares that is received and processed prior to the effective date of the Redomestication will be treated as a redemption of shares of that MA Fund. A request to sell shares that is received and processed after the effective date of the Redomestication will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE AGREEMENT?

        By voting "FOR" the Agreement, and if the Redomestication is approved and completed, you will become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, an investment advisory agreement, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding MA Fund or Funds. In addition, if the Redomestication is approved and completed, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of an MA Fund for purposes of calculating any redemption fee or contingent deferred sales charges on shares you receive of the corresponding DE Fund.

HOW DOES PROPOSAL 1 AFFECT THIS PROPOSAL 3?

        In the event that shareholders of the California Insured Fund approve Proposal 1 (a reorganization into the California Fund) and such reorganization is completed, then the California Insured Fund will not participate in the Redomestication if the Redomestication is approved by shareholders of Voyageur Investment Trust. Rather, the California Insured Fund will be reorganized into the California Fund, a series of Voyageur Mutual Funds, which is already a Delaware statutory trust. In the event that shareholders of the California Insured Fund do not approve Proposal 1, then the California Insured Fund will participate in the Redomestication if the Redomestication is approved by shareholders of Voyageur Investment Trust.

        In the event that shareholders of the Florida Fund approve Proposal 1 (a reorganization into Florida Insured Fund) and such reorganization is completed, then the Florida Fund will be reorganized into the Florida Insured Fund, another series of Voyageur Investment Trust. Whether Voyageur Investment Trust (including the Florida Insured Fund) is then redomesticated into the DE Trust will depend on whether shareholders of Voyageur Investment Trust approve the Redomestication in this Proposal 3. In the event that shareholders of the Florida Fund do not approve Proposal 1, then the Florida Fund will participate in the Redomestication if the Redomestication is approved by shareholders of Voyageur Investment Trust.

WHAT IS NECESSARY TO APPROVE THE AGREEMENT?

        Assuming a Quorum is present, the approval of the Agreement requires an affirmative Majority Vote of the outstanding shares of the series of the Trust.

                            THE VIT BOARD RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 3.

PROPOSAL 4:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

        The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a mutual fund, its investment manager and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

        To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's agreement terminates because of an "assignment."

        Pursuant to the current Investment Management Agreements between the Trusts and DMC (collectively, the "Investment Management Agreement"), DMC, subject to the supervision of the Boards and approval of shareholders, serves as each Fund's investment manager. As such, DMC is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. DMC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which DMC is responsible under such Agreement. If DMC delegates investment advisory duties to a subadviser, DMC remains responsible for all advisory services furnished by the subadviser. Before DMC may engage a subadviser for a Fund, shareholders of the Fund must approve the agreement with such subadviser.

        The proposed "manager of managers" structure, however, would permit DMC, as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Delaware Companies' and DMC's receipt of exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect a Board and to vote on other matters, the Board determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

        Adoption and use by a Fund of the Manager of Mangers Structure would only enable DMC to hire and replace a subadviser (or materially amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change DMC's responsibilities to a Fund, including DMC's responsibility for all advisory services furnished by a subadviser.

        At their August 18-19, 2004 meetings, the boards of trustees/directors of the Delaware Companies, including a majority of the independent trustees/directors, generally approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. While DMC and the Boards do not currently expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's portfolio, DMC and the Boards do intend to make use of such structure in the future in the event they believe that doing so would likely enhance a Fund's performance by introducing a different investment style or focus. The Boards determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

        DMC and the Boards believe that the employment of the Manager of Managers Structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders-- for example, to engage a subadviser with a different investment style if deemed appropriate by DMC.

        Based on the above, the Boards are hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund, including the Acquired Funds.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

        If Proposal 4 is approved, DMC in the future would be permitted to appoint and replace subadvisers for a Fund and to enter into, and approve amendments to subadvisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Delaware Companies and DMC of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however: (i) the applicable Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) shareholder approval would not be necessary; (iii) DMC's responsibilities to a Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, DMC will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by law.

        Subadvisory agreements with subadvisers that are affiliated with DMC ("Affiliated Subadvisers"), if any, generally would remain subject to the shareholder approval requirement. The Delaware Companies and DMC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit DMC to enter into new or materially modify subadvisory agreements with Affiliated Subadvisers without shareholder approval. Therefore, under Proposal 4, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

        If Proposal 4 is not approved by a Fund's shareholders, then DMC would only enter into new or amended subadvisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by that Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?

        The Delaware Companies and DMC expect to file an exemptive application with the SEC in the near future requesting an order permitting DMC to employ a Manager of Managers Structure with respect to the mutual funds for which DMC serves as investment manager, including the Funds (the "Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Delaware Companies and DMC to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the "Proposed Rule"), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the Proposed Rule has not been adopted. In connection with seeking shareholder approval of Proposals 1-3, you are also being asked to approve Proposal 4 and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Delaware Companies and DMC of the Order or the adoption of the Proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the Proposed Rule will be adopted.

        The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Delaware Companies and DMC may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal 4 by the Fund's shareholders. Neither a Fund nor DMC would rely on the Order unless all such conditions have been met. Upon finalization of the Proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final rule's requirements. The ultimate conditions that would be included in the final rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

        (1) DMC will provide, pursuant to the Investment Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the appropriate Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among one or more subadvisers,
(iv) monitor and evaluate subadviser performance, and (v) implement procedures reasonably designed to ensure that subadvisers comply with the Fund's investment objective, policies and restrictions;

        (2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

        (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that DMC has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement;

        (4) Within 90 days of the hiring of any new subadviser, the Fund will furnish its shareholders with an information statement containing all information about the new subadviser, including, as applicable, aggregate fees paid to DMC and Affiliated Subadvisers and aggregate fees paid to non-affiliated subadvisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of
Schedule 14A under the Securities Exchange Act of 1934, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

        (5) No trustee or officer of the applicable Delaware Company nor director or officer of DMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (i) ownership of interests in DMC or any entity that controls, is controlled by, or is under common control, with DMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser;

        (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

        (7) Whenever a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which DMC or the Affiliated Subadviser derives an inappropriate advantage;

        (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

        (9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the applicable Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

        (10) DMC will provide the Board, no less frequently than quarterly, with information about DMC's profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

        (11) Whenever a subadviser is hired or terminated, DMC will provide the Board with information showing the expected impact on DMC's profitability;

        (12) DMC and the Acquired Fund will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Acquired Fund;(1) and

        (13) The Order will expire on the effective date of the Proposed Rule, if adopted.

----------
(1) However, a discussed above, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not affiliated with DMC, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief.

WHAT ARE THE BENEFITS TO THE FUNDS?

        The Board believes that it is in the best interests of each Fund's shareholders to allow DMC the maximum flexibility to appoint, supervise and replace subadvisers and to amend subadvisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and DMC have determined are necessary or desirable. These costs are often borne entirely by the Fund. If shareholders approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser, when the Board and DMC believe that the appointment would be in the best interests of the Fund and its shareholders.

        Although shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders' interests are protected whenever DMC would seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser's compliance with Federal securities laws and regulations.

WHAT DID THE BOARDS CONSIDER IN REVIEWING THIS PROPOSAL?

        In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Boards, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

        (1) A Manager of Managers Structure will enable DMC to employ subadvisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

        (2) A Manager of Managers Structure will enable DMC to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

        (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and DMC believe that such appointment would be in the best interests of Fund shareholders;

        (4) DMC would be directly responsible for (i) establishing procedures to monitor a subadviser's compliance with the Fund's investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers; and

        (5) No subadviser could be appointed, removed or replaced without Board approval and involvement.

        Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

     HOW DOES PROPOSAL 1 AFFECT THIS PROPOSAL 4?

        Trust management and the Boards are submitting to the vote of shareholders of all Funds, including the Acquiring Funds, the use of the Manager of Managers Structure. In particular, you are being asked to vote on this Proposal in the event the reorganization for your particular Acquired Fund is not approved by shareholders or the reorganization of your Acquired Fund into its corresponding Acquiring Fund is not otherwise completed.

        In the event, however, shareholders of your Acquired Fund approve Proposal 1 (a reorganization with the corresponding Acquiring Fund) and such reorganization is completed, then the Manager of Managers Structure will not be used for your Acquired Fund and may only be used with the corresponding Acquiring Fund if approved by the Acquiring Fund's shareholders at the Meeting. Shareholders of an Acquired Fund will not have the right to vote on the Manager of Managers Structure as it applies to the corresponding Acquiring Fund.

WHAT VOTE IS NECESSARY TO APPROVE PROPOSAL NO. 4?

                Each Fund will vote separately on Proposal 4. Accordingly, Proposal 4 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 4. Such approval requires a Quorum to be present and an affirmative Majority Vote.

                              THE BOARD RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4

                               VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

        Only shareholders of record of the Acquired Funds at the close of business on December 10, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting on the matters described in the Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal on behalf of an Acquired Fund are not received by the date of the Meeting, the Meeting with respect to that Proposal may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of an Acquired Fund entitled to vote on a Proposal at the Meeting and present in person or by proxy (whether or not sufficient to constitute a Quorum) may adjourn the Meeting as to that Fund for that Proposal. The Meeting as to one or more Acquired Funds may also be adjourned by the Chairperson of the Meeting. Any adjournment may be with respect to one or more Proposals for an Acquired Fund, but not necessarily for all Proposals for all Acquired Funds. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

        Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" Proposals 1, 3 and 4, but will have no affect with respect to Proposal 2, which is the election of Trustees. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

        You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals on which you are entitled to vote and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting.

MAY I REVOKE MY PROXY?

        Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the applicable Trust expressly revoking their proxy, by signing and forwarding to the applicable Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

        The Boards of the Trusts do not intend to bring any matters before the Meeting with respect to the Acquired Funds other than those described in this Proxy Statement/Prospectus. The Boards are not aware of any other matters to be brought before the Meeting with respect to the Acquired Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The outstanding shares of the Trusts and the Funds thereof entitled to vote as of the Record Date are set forth in the table below.

            FUND                                      NUMBER OF SHARES OUTSTANDING
---------------------------------------------------  -----------------------------
VOYAGER MUTUAL FUNDS
  Arizona Fund                                               2,909,075.592
  California Fund                                            4,063,543.377
  Delaware Minnesota High Yield Municipal Bond Fund          6,718,635.555
  Delaware Tax-Free Idaho Fund                               7,333,050.771
  Delaware Tax-Free New York Fund                            1,619,964.698

VOYAGER INVESTMENT TRUST
   California Insured Fund                                   2,985,607.608
   Florida Fund                                              1,455,098.995
   Florida Insured Fund                                      8,301,720.012
   Delaware Tax-Free Missouri Insured Fund                   4,808,397.568
   Delaware Tax-Free Oregon Insured Fund                     4,309,440.162

WHAT OTHER SOLICITATIONS WILL BE MADE?

        This proxy solicitation is being made by the Boards of the Trusts for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trusts may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of each Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The registered, open-end management investment companies in the Fund Complex, including the Trusts, have engaged Georgeson Shareholders Communications, Inc. ("Georgeson") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $425,000 to $770,000, including out of pocket expenses, which will be borne as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Trusts' have also agreed to indemnify Georgeson against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

        As the Meeting date approaches, certain shareholders of each Acquired Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

        In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

WHO WILL PAY THE EXPENSES OF THE PROPOSALS?

        The costs of the of Proposals, including the costs of soliciting proxies, will be borne by one or more of the Trusts, the other Delaware Companies and DMC, as described below.

        With respect to Proposal 1, except as provided below, the expenses resulting from an Acquired Fund's participation in a Transaction, including solicitation of proxies, will be shared by the following parties in the percentages indicated: 33.33% by the Acquired Fund, 33.33% by the Acquiring Fund, and 33.34% by DMC. The expenses borne by the Florida Fund in connection with the Transaction will limited to no more than $15,000 and DMC will bear the balance of Florida Fund's one-third portion of expenses that exceeds $15,000.

        With respect to Proposal 2, the election of the Boards, the Trusts, along with the other Delaware Companies participating in the Meeting, will bear the expenses equally in connection with the election of such nominees.

        With respect to Proposal 3, because the Redomestication will benefit Voyageur Investment Trust and its shareholders, the VIT Board has authorized that the expenses incurred in the Redomestication, including the estimated costs associated with soliciting proxies with respect to this Proposal, shall be paid by Voyageur Investment Trust (and therefore indirectly by shareholders), whether or not the Redomestication is approved by shareholders.

        With respect to Proposal 4, the Trusts, along with the other Delaware Companies participating in the Meeting, will bear the expenses equally in connection with seeking shareholder approval for use of a manager of managers structure.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

        Neither Trust is required to, and they do not intend to, hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders' meeting should send his or her written proposal to the offices of the appropriate Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Trust's proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF SHARES

        On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof, of the Trusts.

        To the best knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit F, owned of record 5% or more of the outstanding shares of any class of any series of the Trusts. Except as noted in herein, the Trusts has no knowledge of beneficial ownership.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           AND AUDIT COMMITTEE REPORT

        The firm of Ernst & Young LLP has been selected as the independent registered public accounting firm for each of the Trusts for their current fiscal year. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trusts. The Audit Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

         The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of a Trust are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

         Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP's presence.

        AUDIT FEES. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended August 31, 2004 and 2003 for the Trusts are set forth below:

                            AUDIT FEES        AUDIT FEES
TRUST                       FOR FYE 8/31/04   FOR FYE 8/31/03
-------------------------   ---------------   ---------------
Voyageur Mutual Funds       $        78,080   $        68,930
Voyageur Investment Trust   $        65,070   $        57,430

        AUDIT-RELATED FEES. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of each Trust's financial statements and not reported above under "Audit Fees" for each Trust's last two fiscal years ended August 31, 2004 and 2003.

        The aggregate fees billed by Ernst & Young LLP for assurance and other services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of a Trust for the fiscal years ended August 31, 2004 and 2003 were $37,575 and $39,600, respectively. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Exchange Act; and issuance of agreed upon procedures reports to the Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal costs relating to the operation of the Trust. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

        TAX FEES. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to each Trust are set forth below for the fiscal years ended August 31, 2004 and 2003. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Fees were as follows: review of income tax returns and annual excise distribution calculations.

                            TAX FEES          TAX FEES
TRUST                       FOR FYE 8/31/04   FOR FYE 8/31/03
-------------------------   ---------------   ---------------
Voyageur Mutual Funds       $        10,500   $         7,500
Voyageur Investment Trust   $         8,750   $         6,250


        There were no fees billed by Ernst & Young LLP for Tax-Related Services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trusts for each Trust's last two completed fiscal years ended on August 31, 2004 and 2003.

        ALL OTHER FEES. There were no fees billed by Ernst & Young LLP for products and services provided by the independent auditors to the Trusts other than those set forth above for the Trusts' last two completed fiscal years ended August 31, 2004 and 2003.

        There were no fees billed for products and services other than those set forth above provided by Ernst & Young LLP to DMC and other service providers under common control with and that relate directly to the operations or financial reporting of the Trusts for the Trusts' last two completed fiscal years ended August 31, 2004 and 2003, respectively.

        AGGREGATE NON-AUDIT FEES TO THE TRUSTS, DMC AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to Voyageur Mutual Funds, Voyageur Investment Trust and to DMC and other service providers under common control with DMC, were $232,065 and $185,250 for the Trusts' last two completed fiscal years ended August 31, 2004 and 2003, respectively.

        In connection with its selection of the independent auditors, the Audit Committee has considered Ernst and Young LLP's provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining the Ernst & Young LLP's independence.

                    COMMUNICATIONS TO THE BOARDS OF TRUSTEES

        Shareholders who wish to communicate to the full Boards of the Trusts may address correspondence to Walter P. Babich, Coordinating Trustee for the Trusts, c/o Voyageur Mutual Funds (or) Voyageur Investment Trust (as the case may be) at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o Voyageur Mutual Funds (or) Voyageur Investment Trust (as the case may be) at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

                              EXHIBITS TO COMBINED

                         PROXY STATEMENT AND PROSPECTUS

EXHIBIT
-------
A       Form of Agreement and Plan of Reorganization

B Form of Plan of Reorganization by Voyageur Investment Trust (on behalf of the Florida and Florida Insured Fund)

C       Executive Officers of the Funds

D Form of Agreement and Plan of Redomestication between Voyageur Investment Trust and Delaware Investments Municipal Trust

E       A Comparison of Governing Documents and State Law

F       Principal Holder of Shares

                          OTHER DOCUMENTS INCLUDED WITH
                         THIS PROXY STATEMENT/PROSPECTUS

    o Prospectus of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Florida Insured Fund dated December 3, 2004, as previously filed via EDGAR, is incorporated into this filing by reference to Post-Effective Amendment No. 29 to Voyageur Mutual Funds' Registration Statement on Form N-1A [File No. 33-63238] filed on December 3, 2004.

                                    EXHIBIT A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Exhibit A, the Form of Agreement and Plan of Reorganization that was filed on Form N-14 under the Securities Act of 1933, as amended [Accession No. 0000950116-04-003128] on October 22, 2004 is incorporated herein by reference.

                                    EXHIBIT B
           FORM OF PLAN OF REORGANIZATION BY VOYAGEUR INVESTMENT TRUST
               (ON BEHALF OF THE FLORIDA AND FLORIDA INSURED FUND)

Exhibit B, the Form of Plan of Reorganization by Voyageur Investment Trust (on behalf of the Florida and Florida Insured Fund) that was filed on Form N-14 under the Securities Act of 1933, as amended [Accession No.
0000950116-04-003128] on October 22, 2004 is incorporated herein by reference.

                                    EXHIBIT C
                        EXECUTIVE OFFICERS OF THE TRUSTS

Exhibit C, the Executive Officers of the Trust that was filed on Form N-14 under the Securities Act of 1933, as amended [Accession No. 0000950116-04-003128] on October 22, 2004 is incorporated herein by reference.

                                    EXHIBIT D
              FORM OF AGREEMENT AND PLAN OF REDOMESTICATION BETWEEN
       VOYAGEUR INVESTMENT TRUST AND DELAWARE INVESTMENTS MUNICIPAL TRUST

Exhibit D, the Form of Agreement and Plan of Redomestication between the Voyageur Investment Trust and Delaware Investments Municipal Trust that was filed on Form N-14 under the Securities Act of 1933, as amended
[Accession No. 0000950116-04-003128] on October 22, 2004 is incorporated herein by reference.

                                    EXHIBIT E
                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

Exhibit E, the Comparison of Governing Documents and State Law that was filed on Form N-14 under the Securities Act of 1933, as amended [Accession No. 0000950116-04-003128] on October 22, 2004 is incorporated herein by reference.

                                    EXHIBIT F
                           PRINCIPAL HOLDER OF SHARES

FUND NAME / CLASS                         NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT      PERCENTAGE
--------------------------------------    --------------------------------------   ----------------   -------------
Delaware Tax-Free Arizona Fund            RBC DAIN RAUSCHER       FBO                   350,746.539           18.16%
Class A shares                            GAYLORD RUBIN
                                          BEVERLY RUBIN CO-TTEES
                                          GAYLORD& BEVERLY RUBIN FAM TR
                                          6580 N PRAYING MONK RD,
                                          PARADISE VALLEY AZ 85253-4085

                                          WELLS FARGO INVESTMENTS LLC                   115,590.261            5.99%
                                          ACCOUNT 4573-4429
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          A G EDWARDS & SONS INC FBO                    102,159.847            5.29%
                                          FRANCES C CARTER
                                          ACCOUNT 0085-008374
                                          1 N JEFFERSON AVE
                                          SAINT LOUIS MO 63103-2205

Delaware Tax-Free Arizona Fund            WELLS FARGO INVESTMENTS LLC                    32,184.679           10.37%
Class C shares                            ACCOUNT 5273-9816
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          UBS FINANCIAL SERVICES INC. FBO                20,730.564            6.68%
                                          THE DAVIDSON FAMILY TRUST
                                          DTD 2/2/93
                                          CLARA DAVIDSON TTEES
                                          400 S BROADWAY PLACE APT 1124,
                                          TUCSON AZ 85710-3700

                                          RONALD W BOWDEN                                19,645.161            6.33%
                                          AND CHERYL BOWDEN TTEES
                                          RONALD W & CHERYL L BOWDEN TRUST
                                          DTD 9-28-99
                                          PO BOX 1101,
                                          YARNELL AZ 85362-1101

                                          LEGG MASON WOOD WALKER INC                     19,318.488            6.23%
                                          423-00154-16
                                          PO BOX 1476
                                          BALTIMORE MD 21203-1476

                                          WELLS FARGO INVESTMENTS LLC                    17,573.981            5.66%
                                          ACCOUNT 2078-1746
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          WELLS FARGO INVESTMENTS LLC                    16,168.241            5.21%
                                          ACCOUNT 1901-5935
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

Delaware Tax-Free Arizona Insured Fund    MLPF&S FOR THE SOLE BENEFIT                   799,995.554            7.75%
Class A shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMIN
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

FUND NAME / CLASS                         NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT      PERCENTAGE
--------------------------------------    --------------------------------------   ----------------   -------------
Delaware Tax-Free Arizona Insured Fund    MLPF&S FOR THE SOLE BENEFIT                   137,360.866           11.97%
Class B shares                            OF ITS CUSTOMERS SEC#97GC9
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

Delaware Tax-Free Arizona Insured Fund    MLPF&S FOR THE SOLE BENEFIT                   135,986.558           23.96%
Class C shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMIN-SEC#97EA5
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          WELLS FARGO INVESTMENTS LLC                    43,219.297            7.61%
                                          ACCOUNT 1972-1797
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          WELLS FARGO INVESTMENTS LLC                    28,442.175            5.01%
                                          ACCOUNT 4392-8254
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

Delaware Tax-Free California Fund         MLPF&S FOR THE SOLE BENEFIT                   257,340.203           11.19%
Class A shares                            OF ITS CUSTOMERS SEC#97GD4
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          NFSC FEBO # STL-692921                        180,872.151            7.87%
                                          MARGARET R PETERSON TTEE
                                          SURVIVORS TR UNDER THE PETERSON
                                          FAM TR, U/A 8/2/88
                                          539 E WALNUT,
                                          BURBANK CALIFORNIA 91501-1723

                                          FIRST CLEARING LLC                            123,434.705            5.37%
                                          A/C 1214-8336
                                          ATCHLEY FAMILY SURVIVORS TRUST
                                          10700 WHEAT FIRST DR,
                                          GLEN ALLEN VA 23060-9243

Delaware Tax-Free California Fund         MLPF&S FOR THE SOLE BENEFIT                    66,209.286            5.48%
Class B shares                            OF ITS CUSTOMERS SEC#97GD2
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

Delaware Tax-Free California Fund         MLPF&S FOR THE SOLE BENEFIT                   112,523.886           20.21%
Class C shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SEC #97MF7
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          RBC DAIN RAUSCHER        FBO                   31,108.974            5.59%
                                          BOB B BUNDY & JEAN BUNDY,TTEES
                                          BOB B BUNDY & JEAN BUNDY REV T
                                          U/A DTD 10/06/1993
                                          47489 TANGIER DR,
                                          PALM DESERT CALIFORNIA 92260-58313

FUND NAME / CLASS                         NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT      PERCENTAGE
--------------------------------------    --------------------------------------   ----------------   -------------
Delaware Tax-Free California Insured      NFSC FEBO  # STL-692921                       272,325.810           12.03%
Fund                                      MARGARET R PETERSON TTEE
Class A shares                            SURVIVORS TR UNDER THE PETERSON
                                          FAM TR, U/A 8/2/88
                                          539 E WALNUT,
                                          BURBANK CALIFORNIA 91501-1723

                                          MLPF&S FOR THE SOLE BENEFIT                   173,214.897            7.65%
                                          OF ITS CUSTOMERS
                                          ATTN FUND ADMIN SEC #97AL7
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          JOHN F HANLEY                                 123,843.611            5.47%
                                          AND HELEN M HANLEY TTEES
                                          JOHN F HANLEY FAMILY TRUST
                                          U/A DTD 2/17/93
                                          9799 EL DURANGO CIRCLE,
                                          FOUNTAIN VALLEY CALIFORNIA 92708-3512

Delaware Tax-Free California Insured      MLPF&S FOR THE SOLE BENEFIT                    87,016.906           14.63%
Fund                                      OF ITS CUSTOMERS
Class B shares                            ATTN FUND ADMINISTRATION SEC#97DT0
                                          4800 DEER LAKE DR E 2RD FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          WELLS FARGO INVESTMENTS LLC                    41,520.996            6.98%
                                          ACCOUNT 3351-5187
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

Delaware Tax-Free California Insured      MLPF&S FOR THE SOLE BENEFIT                    24,243.373           19.36%
Fund                                      OF ITS CUSTOMERS
Class C shares                            ATTN FUND ADMIN-SEC#97MF8
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          WELLS FARGO INVESTMENTS LLC                    14,569.281           11.63%
                                          ACCOUNT 8039-6103
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          CITIGROUP GLOBAL MARKETS INC.                   9,541.985            7.62%
                                          00157404672
                                          333 WEST 34TH STREET - 3RD FLOOR
                                          NEW YORK NY 10001-2402

                                          WELLS FARGO INVESTMENTS LLC                     7,667.724            6.12%
                                          ACCOUNT 2017-5823
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

                                          WELLS FARGO INVESTMENTS LLC                     7,272.953            5.81%
                                          ACCOUNT 2073-5270
                                          608 2ND AVE S FL 8
                                          MINNEAPOLIS MN 55402-1916

FUND NAME / CLASS                         NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT      PERCENTAGE
--------------------------------------    --------------------------------------   ----------------   -------------
Delaware Tax-Free Florida Fund            A G EDWARDS & SONS INC FBO                    118,692.358           12.38%
Class A shares                            ROBIN MELVA ANDERSON
                                          ACCOUNT 0085-005146
                                          1 N JEFFERSON AVE
                                          SAINT LOUIS MO 63103-2205

                                          EDWARD D JONES & CO FAO                        52,927.995            5.52%
                                          JOHN P THIMMESH &
                                          PATTI THIMMESH TRUSTEES
                                          EDJ# 894-09134-1-4
                                          PO BOX 2500,
                                          MARYLAND HTS MO 63043-8500

Delaware Tax-Free Florida Fund            UBS FINANCIAL SERVICES INC. FBO                47,856.256           16.13%
Class B shares                            JUDITH GOLDSMITH 2000
                                          IRREVOCABLE TRUST DTD 12/27/00
                                          JOYCE PERNIN TRUSTEE
                                          5781 BRIDLEWAY CIRCLE,
                                          BOCA RATON FL 33496-3211

                                          MLPF&S FOR THE SOLE BENEFIT                    43,643.289           14.71%
                                          OF ITS CUSTOMERS SEC#97GC2
                                          ATTN FUND ADMINISTRATION
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          ATTN MUTUAL FUNDS                              20,519.416            6.92%
                                          FISERV SECURITIES INC
                                          FAO 14048823
                                          ONE COMMERCE SQUARE
                                          2005 MARKET STREET SUITE 1200,
                                          PHILADELPHIA PA 19103-7008

                                          FIRST CLEARING, LLC                            16,970.333            5.72%
                                          A/C 1084-0401
                                          BARBARA ANN ALLARD REV TR
                                          BARBARA ANN ALLARD TTEE UA
                                          20 N CREEK LN
                                          SARASOTA FL 34236

Delaware Tax-Free Florida Fund            MLPF&S FOR THE SOLE BENEFIT                    32,319.204           16.27%
Class C shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SEC #97016
                                          4800 DEER LAKE DR E 2ND FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          RAYMOND JAMES & ASSOC INC                      26,235.716           13.21%
                                          FBO PARMER FW&A
                                          BIN# 50100337
                                          880 CARILLON PKWY
                                          ST PETERSBURG FL 33716-1100

                                          PERSHING LLC                                   21,343.696           10.75%
                                          PO BOX 2052
                                          JERSEY CITY NJ 07303-2052

                                          PERSHING LLC                                   19,320.292            9.73%
                                          PO BOX 2052
                                          JERSEY CITY NJ 07303-2052

FUND NAME / CLASS                         NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT        PERCENTAGE
--------------------------------------    --------------------------------------   ----------------   -------------
                                          MARY J MANNS                                   11,107.267            5.59%
                                          2628 NANTUCKET LN
                                          TALLAHASSEE FL 32309-2246

                                          MARJORIE NEHLSEN TTEE                          10,050.251            5.06%
                                          MARJORIE NEHLSEN TRUST
                                          UA DTD 02/02/1995
                                          12667 SW SUZY AVE
                                          LAKE SUZY FL 34269-9370

Delaware Tax-Free Florida Insured Fund    MLPF& S FOR THE SOLE BENEFIT                  523,028.038            6.71%
Class A shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SECURITY # 970G2
                                          4800 DEER LAKE DR E 2ND FLOOR,
                                          JACKSONVILLE FL 32246-6484

Delaware Tax-Free Florida Insured Fund    MLPF&S FOR THE SOLE BENEFIT                    60,932.349           14.13%
Class B shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SEC#97DT2
                                          4800 DEER LAKE DR E 2RD FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          NFSC FEBO # CWG-007790                         22,461.815            5.21%
                                          HELEN STURMAN TRUSTEE
                                          HELEN A STURMAN REVOCABLE TRUST
                                          AGREEME UA 6/14/91
                                          8 NORMANDY A,
                                          DELRAY BEACH FL 33484-4730

Delaware Tax-Free Florida Insured Fund    MLPF & S FOR THE SOLE BENEFIT                  42,968.280           57.13%
Class C shares                            OF ITS CUSTOMERS
                                          ATTN FUND ADMIN-SEC#97MG0
                                          4800 DEER LAKE DR E 2RD FLOOR
                                          JACKSONVILLE FL 32246-6484

                                          A G EDWARDS & SONS INC FBO                     16,107.014           21.41%
                                          MIRENA LANDERS TRUSTEE
                                          J ROBERT LANDERS
                                          ACCOUNT 0317-289049
                                          1 N JEFFERSON AVE,
                                          SAINT LOUIS MO 63103-2205

                                          SHAW RUBIN FAMILY                               8,321.982           11.06%
                                          PARTNERSHIP LLLP
                                          600 THREE ISLAND BLVD APT 2108
                                          HALLANDALE BEACH FL 33009-2888

                                          UBS FINANCIAL SERVICES INC. FBO                 4,948.641            6.58%
                                          ROSALIE MERGAMAN
                                          3600 CONSHOHOCKEN AVE APT 205
                                          PHILADELPHIA PA 19131-5303

DELAWARE INVESTMENTS                                   Your prompt response will
                                                      save your Fund the expense
                                                         of additional mailings.

            Please fold and detach card at perforation before mailing

                             VOYAGEUR INSURED FUNDS
                          JOINT MEETING OF SHAREHOLDERS
             THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and Michael P. Bishof or any one of them, attorneys, with full power of substitution, to vote all shares of the Delaware Tax-Free Arizona Fund (the "Fund"), a series of the Voyageur Mutual Funds (the "Trust"), as indicated above which the undersigned is entitled to vote at a Joint Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103 on March 15, 2005 at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Joint Meeting and the accompanying Proxy
Statement/Prospectus is hereby acknowledged.

                                                    Date:
                                                         -----------------------

                                               NOTE: Please sign exactly as your
                                                name appears on this proxy card.
                                           When signing in a fiduciary capacity,
                                                such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate.  Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.


                                         ---------------------------------------
                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE

          * Please fold and detach card at perforation before mailing *

Please refer to the Proxy Statement/Prospectus discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

  1.     To approve the Agreement and Plan of                    FOR             AGAINST          ABSTAIN
         Reorganization between the Trust on behalf of
         the Fund, and Voyageur Insured Funds, on behalf
         of the Delaware Tax-Free Arizona Insured Fund           [ ]               [ ]              [ ]
         (the "Acquiring Fund") which provides for:
         (i) the acquisition by the Acquiring Fund of
         substantially all of the assets of the Fund, in
         exchange for shares of the Acquiring Fund and
         the assumption by the Acquiring Fund of the
         liabilities of the Fund; (ii) the pro rata
         distribution of shares of the Acquiring Fund to
         the shareholders of the Fund; and (iii) the
         liquidation and dissolution of the Fund.

  2.     To elect the 9 nominees specified as Trustees:    FOR all nominees     WITHHOLD
         Thomas L. Bennett, Jude T. Driscoll, John A.       listed (except    Authority to
         Fry, Anthony D. Knerr, Lucinda S. Landreth,         as marked to     vote for all
         Ann R. Leven, Thomas F. Madison, Janet L. Yeomans  the contrary at      nominees.
         and J. Richard Zecher.                                 left).

                                                                 [ ]               [ ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
         ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
         THE NOMINEE(S) ON THE LINE BELOW.)

  3.     [OMITTED] [For shareholders of Voyageur                 N/A               N/A              N/A
         Investment Trust only.]

  4.     To approve the use of a "manager of managers"           FOR             AGAINST          ABSTAIN
         structure whereby the investment manager of the
         funds of the Trust will be able to hire and             [ ]               [ ]              [ ]
         replace subadvisers without shareholder
         approval.

                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                             VOYAGEUR INSURED FUNDS
                              VOYAGEUR MUTUAL FUNDS
                            VOYAGEUR INVESTMENT TRUST

                                December 29, 2004

         Acquisition of the Assets and Assumption of Liabilities of the
                         DELAWARE TAX-FREE ARIZONA FUND
                       (a series of Voyageur Mutual Funds)

                      By and in exchange for shares of the
                     DELAWARE TAX-FREE ARIZONA INSURED FUND
                      (a series of Voyageur Insured Funds)

         Acquisition of the Assets and Assumption of Liabilities of the
                    DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                     (a series of Voyageur Investment Trust)

                      By and in exchange for shares of the
                        DELAWARE TAX-FREE CALIFORNIA FUND
                       (a series of Voyageur Mutual Funds)

         Acquisition of the Assets and Assumption of Liabilities of the
                         DELAWARE TAX-FREE FLORIDA FUND
                     (a series of Voyageur Investment Trust)

                      By and in exchange for shares of the
                     DELAWARE TAX-FREE FLORIDA INSURED FUND
                     (a series of Voyageur Investment Trust)


        This Statement of Additional Information (SAI) relates specifically to:
(1) the proposed acquisition of substantially all of the assets of Delaware Tax-Free Arizona Fund (the "Arizona Fund") in exchange for shares of Delaware Tax-Free Arizona Insured Fund (the "Arizona Insured Fund") and the assumption by Arizona Insured Fund of the liabilities of the Arizona Fund; (2) the proposed acquisition of substantially all of the assets of Delaware Tax-Free California Insured Fund (the "California Insured Fund") in exchange for shares of Delaware Tax-Free California Fund (the "California Fund") and the assumption by California Fund of the liabilities of the California Insured Fund; and (3) the proposed acquisition of substantially all of the assets of Delaware Tax-Free Florida Fund (the "Florida Fund") in exchange for shares of Delaware Tax-Free Florida

Insured Fund (the "Florida Insured Fund") and the assumption by Florida Insured Fund of the liabilities of the Florida Fund;

        This SAI consists of this Cover Page and the following documents, each of which is attached to and is legally considered to be a part of this SAI.

    1. Statement of Additional Information of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Florida Insured Fund, dated November 30, 2004 as previously filed via EDGAR is incorporated herein by reference to Voyageur Mutual Funds Post-Effective Amendment No. 29 on Form N-1A [Accession No. 0000950116-04-003669] filed December 3, 2004 and will be mailed to any Shareholder who requests this SAI.

    2. Annual Report of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Florida Insured Fund for the fiscal year ended August 31, 2004 as previously filed via EDGAR is incorporated herein by reference to Voyageur Mutual Funds' N-CSR/A [Accession No. 0000950116-04-003451] filed November 16, 2004 and will be mailed to any Shareholder who requests this SAI.

    3. Pro Forma Financial Statements for the Reorganization of Delaware Tax-Free Arizona Fund into Delaware Tax-Free Arizona Insured Fund.

    4. Pro Forma Financial Statements for the Reorganization of Delaware Tax-Free California Insured Fund into Delaware Tax-Free California Fund.

    5. Pro Forma Financial Statements for the Reorganization of Delaware Tax-Free Florida Fund into Delaware Tax-Free Florida Insured Fund.

        This SAI is not a prospectus; you should read this SAI in conjunction with the Proxy Statement/Prospectus dated December 29, 2004, relating to the above-referenced transactions. You can request a copy of the Proxy Statement/Prospectus by calling 1-800-523-1918 or by writing to the Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund or Delaware Tax-Free Florida Insured Fund at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103-7094.

DELAWARE TAX FREE ARIZONA FUND
        31-Aug-04

                                                                                                    Principal
                                                                                                      Amount
Municipal Bonds- 95.48%
Airport Revenue Bonds - 6.64%
                  Phoenix Civic Improvement Corporation Airport Revenue Series B
71883MCP7            5.25% 7/1/27 (FGIC)(AMT)                                                       $1,000,000         $1,026,920
71883MCQ5            5.25% 7/1/32 (FGIC)(AMT)                                                        1,000,000          1,022,470
                                                                                                                        2,049,390
Charter School Revenue Bonds - 5.78%
72177MAE7         Pima County Industrial Development Authority (Life School College
                  Project) Series A 7.875% 7/1/21                                                    2,000,000          1,785,080
                                                                                                                        1,785,080
Convention Center / Auditorium / Hotel Revenue Bonds - 2.48%
040677AX4         Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
                  Facilities Series A 5.00% 7/1/31 (MBIA)                                              750,000            765,248
                                                                                                                          765,248
Higher Education Revenue Bonds - 21.45%
                  Arizona Board of Regents (Northern Arizona University)
664754YF9            5.00% 6/1/34 (FGIC)                                                             1,000,000          1,017,210
664754ZN1            5.50% 6/1/34 (FGIC)                                                             1,250,000          1,352,812
040660GK2         Arizona State University Certificates of Participation 5.00% 9/1/30
                  (AMBAC)                                                                              500,000            510,860
378286EU8         Glendale Industrial Development Authority (Midwestern University)
                  Series A 5.875% 5/15/31                                                            1,000,000          1,053,670
842215AV7         Southern Arizona Capital Facilities Finance (University of Arizona
                  Project) 5.10% 9/1/33 (MBIA)                                                         600,000            615,852
89874LAS8         Tucson Industrial Development Authority (University of Arizona-Marshall
                  Foundation) Series A 5.00% 7/15/27 (AMBAC)                                         1,000,000          1,023,060
914059GT1         University of Arizona Certificates of Participation (University of Arizona
                  Project) Series B 5.125% 6/1/22 (AMBAC)                                            1,000,000          1,052,270
                                                                                                                        6,625,734
Hospital Revenue Bonds - 13.43%
590515BH4         Mesa Industrial Development Authority (Discovery Health Systems)
                  Series A 5.625% 1/1/29 (MBIA)                                                        750,000            804,143
60805RAC5         Mohave County Industrial Development Authority (Chris/Silver Ridge)
                  6.375% 11/1/31 (GNMA)                                                                185,000            194,742
810472EM8         Scottsdale Industrial Development Authority Hospital Revenue
                  (Scottsdale Healthcare) 5.70% 12/1/21                                                500,000            520,160

                                                                                                    Principal
                                                                                                      Amount
914446AR0         University Medical Center Hospital 5.00% 7/1/24                                      800,000            796,456
975392AL5         Winslow Industrial Development Authority Hospital Revenue (Winslow
                  Memorial Hospital Project) 5.50% 6/1/22                                            1,000,000            781,620
985900BK4         Yavapai County Industrial Development Authority (Yavapai Regional
                  Medical Center) 5.25% 8/1/21 (RADIAN)                                              1,000,000          1,047,809
                                                                                                                        4,144,930
Investor Owned Utilities Revenue Bonds - 3.34%
566854BJ3         Maricopa County Pollution Control Corporation Revenue (El Paso
                  Electric Co. Project) Series A 6.375% 8/1/15                                       1,000,000          1,030,350
                                                                                                                        1,030,350
Miscellaneous Revenue Bonds - 1.90%
565748ES5         Marana Municipal Property Corporation 5.00% 7/1/28 (AMBAC)                           575,000            587,110
                                                                                                                          587,110
Multi Family Housing Revenue Bonds - 4.12%
566823RA0         Maricopa County Industrial Development Authority Multifamily Housing
                  Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)                       700,000            752,122
71284PAA0         Peoria Industrial Development Authority Multifamily Housing Revenue
                  (Casa Del Rio) Series A 7.30% 2/20/28 (GNMA)                                         500,000            518,440
                                                                                                                        1,270,562
Municipal Lease Revenue Bonds - 4.26%
56681RAW8         Maricopa County Industrial Development Authority Correctional
                  Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)                                 750,000            768,480
81567JCT8         Sedona Partner Certificates of Participation Series 1999 5.75% 7/1/16                500,000            545,315
                                                                                                                        1,313,795
Political Subdivision General Obligation Bonds - 8.53%
269700AG5         Eagle Mountain Community Facility District 6.50% 7/1/21                            1,010,000          1,093,487
718814RY4         Phoenix Variable Purpose Series B 5.00% 7/1/27                                     1,500,000          1,540,980
                                                                                                                        2,634,467
Pre-Refunded Bonds - 9.07%
74514LAR8         Puerto Rico Commonwealth Public Improvement Series A 5.125%
                  7/1/31-11                                                                            500,000            562,065
745235VW8         Puerto Rico Public Buildings Authority Guaranteed Government Facilities
                  Revenue Series D 5.25% 7/1/36-12                                                     730,000            828,331
745235VU2         Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12                      550,000            624,085
988514BM6         Yuma Industrial Development Authority Hospital Revenue (Yuma
                  Regional Medical Center) 5.00% 8/1/31-11 (FSA)                                       700,000            784,525
                                                                                                                        2,799,006
Public Power Revenue Bonds - 4.02%
79575DME7         Salt River Project Arizona Agricultural Improvement & Power District
                  Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31                 1,000,000          1,019,390
                                                                                                                        1,019,390

                                                                                                    Principal
                                                                                                      Amount
Public Utility District Revenue Bonds - 3.32%
566854CV5         Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
                  5/1/29 (AMBAC)                                                                     1,000,000          1,024,540
Single Family Housing Revenue Bonds - 0.50%                                                                             1,024,540
721905LV7         Pima County Industrial Development Authority Single Family Mortgage
                  Revenue Series A 6.125% 11/1/33 (GNMA)(FNMA)(FHLMC)(AMT)                             145,000            153,005
                                                                                                                          153,005

Territorial Revenue Bonds - 7.36%
74514LBM8         Puerto Rico Commonwealth Public Improvement Series A 5.125%                        1,000,000            1016930
74526QAQ5         Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
                  7/1/32 (MBIA)                                                                        750,000            771,255
745235VZ1         Puerto Rico Public Buildings Authority Guaranteed Government Facilities
                   Revenue Series D (Unrefunded Portion) 5.25% 7/1/36                                  270,000            277,393
745235VX6         Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
                  Balance) 5.25% 7/1/27                                                                200,000            206,900
                                                                                                                        2,272,478
Total Municipal Bonds (cost $28,779,828)                                                                               29,475,085
Money Market- 3.60%
Repurchase Agreements - 3.60%
0901FEDAZ         Federated Arizona Muni Cash Trust 0.738% 9/1/04                                    1,111,745          1,111,745
                                                                                                                        1,111,745
Total Money Market (cost $1,111,745)                                                                                    1,111,745
Total Market Value of Securities - 99.08%
   (cost $29,891,573)                                                                                                  30,586,830
Receivables and Other Assets Net of Liabilities - 0.92%                                                                   284,847
Net Assets Applicable to 0 Shares Outstanding - 100.00%                                                                30,871,677

See accompanying notes

DELAWARE TAX FREE ARIZONA INSURED FUND
        31-Aug-04

                                                                                                    Principal
                                                                                                      Amount
Municipal Bonds- 96.67%
Airport Revenue Bonds - 10.28%
71883MCQ5         Phoenix Civic Improvement Corporation Airport Revenue Series B
                  5.25% 7/1/32 (FGIC)(AMT)                                                          $9,300,000         $9,508,970
898728FM7         Tucson Airport Authority 5.35% 6/1/31 (AMBAC)(AMT)                                 5,000,000          5,131,950
                                                                                                                       14,640,920
City General Obligation Bonds - 0.72%
24021RBS3         DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)                                1,000,000          1,025,450
                                                                                                                        1,025,450
Convention Center / Auditorium / Hotel Revenue Bonds - 2.33%
                  Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
                  Facilities Series A
040677AW6            5.00% 7/1/28 (MBIA)                                                             2,500,000          2,556,275
040677AX4            5.00% 7/1/31 (MBIA)                                                               750,000            765,248
                                                                                                                        3,321,523
Dedicated Tax & Fees Revenue Bonds - 6.34%
71883VCT9         Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
                  LLC II Project) 5.00% 9/15/28 (AMBAC)                                              4,000,000          4,077,120
722007EK3         Pinal County Certificates of Participation 5.125% 6/1/21 (AMBAC)                   4,675,000          4,947,786
                                                                                                                        9,024,906
Escrowed to Maturity Bonds - 0.25%
718867LZ5         Phoenix Street & Highway Revenue 6.50% 7/1/09 (AMBAC)                                350,000            352,041
                                                                                                                          352,041
Higher Education Revenue Bonds - 10.31%
040585BA8         Arizona State Board of Regents Certificates of Participation 5.125%
                  6/1/25 (AMBAC)                                                                     1,250,000          1,299,313
040660GK2         Arizona State University Certificates of Participation 5.00% 9/1/30
                  (AMBAC)                                                                            2,500,000          2,554,300
                  Glendale Industrial Development Authority Educational Facilities
                  (American Graduate School International)
37828NBD2            5.625% 7/1/20 (Connie Lee)                                                      1,000,000          1,066,500
37828NBC4            5.875% 7/1/15 (Connie Lee)                                                      2,500,000          2,668,225
608051CA4         Mohave County Community College 6.00% 3/1/20 (MBIA)                                1,000,000          1,133,720
83689RAT1         South Campus Group Student Housing Revenue (Arizona State
                  University South Campus Project) 5.625% 9/1/35 (MBIA)                              1,000,000          1,086,130
842215AV7         Southern Arizona Capital Facilities Finance (University of Arizona
                  Project) 5.10% 9/1/33 (MBIA)                                                       2,650,000          2,720,012

                                                                                                    Principal
                                                                                                      Amount
                  University of Arizona Certificates of Participation
914059HU7            5.125% 6/1/21 (AMBAC)                                                           1,000,000          1,058,350
914059EY2            5.75% 6/1/19 (AMBAC)                                                            1,000,000          1,114,940
                                                                                                                       14,701,490
Hospital Revenue Bonds - 12.30%
566816GY4         Maricopa County Industrial Development Authority (Catholic Healthcare
                  West) Series A 5.50% 7/1/26                                                        1,000,000            998,660
590515BH4         Mesa Industrial Development Authority (Discovery Health Systems)
                  Series A 5.625% 1/1/29 (MBIA)                                                      9,250,000          9,917,757
718918CC7         Phoenix Industrial Development Authority Hospital Revenue (John C.
                  Lincoln Health) Series B 5.75% 12/1/16 (Connie Lee)                                4,110,000          4,584,047
914446AS8         University Medical Center Corporation Arizona Hospital Revenue 5.00% 7/1/1933      1,000,000            985,660
985900BK4         Yavapai County Industrial Development Authority (Yavapai Regional
                  Medical Center) 5.25% 8/1/21 (RADIAN)                                              1,000,000          1,047,810
                                                                                                                       17,533,934
Multi Family Housing Revenue Bonds - 9.77%
566823RA0         Maricopa County Industrial Development Authority Multifamily Housing
                  Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)                     1,300,000          1,396,798
718903KM8         Phoenix Industrial Development Authority Multifamily Housing Revenue
                  (Capital Mews Apartments) 5.70% 12/20/40 (GNMA)(AMT)                               2,000,000          2,089,460
718903NK9         Phoenix Industrial Development Authority Multifamily Housing Revenue
                  (Sunrise Vista Apartments) Series A 1.42% 6/1/31 (AMT)                             1,600,000          1,600,000
                  Phoenix Industrial Development Authority Multifamily Housing Revenue
                  (Ventana Palms Apartments)
718903JK4            6.15% 10/1/29 (MBIA)                                                              510,000            543,380
718903JM0            6.20% 10/1/34 (MBIA)                                                              940,000          1,003,694
                  Pima County Industrial Development Authority Multifamily Housing
                  Revenue (Columbus Village) Series A
721779LC8            6.00% 10/20/31 (GNMA)                                                           1,150,000          1,160,856
721779LD6            6.05% 10/20/41 (GNMA)                                                           1,520,000          1,534,318
988512EY1         Yuma Industrial Development Authority Multifamily Revenue 6.10%
                  9/20/19 (GNMA)(AMT)                                                                2,340,000          2,583,992
988512DM8         Yuma Industrial Development Authority Multifamily Revenue (Regency
                  Apartments) Series A 5.50% 12/20/32 (GNMA)(FHA)                                    2,000,000          2,003,860
                                                                                                                       13,916,358
Municipal Lease Revenue Bonds - 8.20%
04057PCJ5         Arizona School Facilities Board Certificates of Participation Series A
                  5.00% 9/1/18 (FGIC)                                                                1,000,000          1,082,190
56681RAW8         Maricopa County Industrial Development Authority Correctional
                  Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)                                 250,000            256,160

                                                                                                    Principal
                                                                                                      Amount
71883VBQ6         Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
                  LLC Project) 5.50% 9/15/27 (AMBAC)                                                 5,000,000          5,366,600
795742AW5         Salt River Project Arizona Agricultural Improvement & Power District
                  Certificates of Participation 5.00% 12/1/18 (MBIA)                                 2,500,000          2,682,550
914060BL1         University of Arizona Certificates of Participation Series B 5.00% 6/1/31
                  (AMBAC)                                                                            2,250,000          2,292,143
                                                                                                                       11,679,643
Political Subdivision General Obligation Bonds - 1.04%
718814RY4         Phoenix Variable Purpose Series B 5.00% 7/1/27                                     1,435,000          1,474,204
                                                                                                                        1,474,204
Pre-Refunded Bonds - 8.53%
566880QJ2         Maricopa County School District #3 (Tempe Elementary) Series E 5.70%
                  7/1/16-09 (FGIC)                                                                   1,025,000          1,174,681
687020AY3         Oro Valley Common Trust Funds Partnership 5.75% 7/1/17-06 (MBIA)                   1,000,000          1,082,560
74514LAN7         Puerto Rico Commonwealth Public Improvement 5.125% 7/1/30-11                         770,000            867,089

                  Puerto Rico Commonwealth Public Improvement Series A
745145R61            5.00% 7/1/27-12                                                                 1,000,000          1,119,760
74514LAR8            5.125% 7/1/31-11                                                                1,205,000          1,354,577
745235VU2         Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12                      730,000            828,331
86888VAT4         Surprise Municipal Property Excise Tax Revenue 5.70% 7/1/20-09                     5,000,000          5,730,150
                                                                                                                       12,157,148

Public Power Revenue Bonds - 4.02%
292707AP1         Energy Management Services (Arizona State University - Main Campus)
                  5.25% 7/1/17 (MBIA)                                                                1,500,000          1,655,490
79575DME7         Salt River Project Arizona Agricultural Improvement & Power District
                  Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31                 2,000,000          2,038,780
79575DQK9         Salt River Project Arizona Agricultural Improvement & Power District
                  Electric System Revenue (Salt River Project) Series B 5.00% 1/1/31
                  (MBIA)                                                                             2,000,000          2,038,780
                                                                                                                        5,733,050
Public Utility District Revenue Bonds - 3.60%
566854CV5         Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
                  5/1/29 (AMBAC)                                                                     5,000,000          5,122,700
                                                                                                                        5,122,700
School District General Obligation Bonds - 3.05%
191450FN0         Cochise County Unified School District #68 7.50% 7/1/10 (FGIC)                     1,000,000          1,238,810
567099CT1         Maricopa County School District #14 (Creighton School Improvement
                  Project of 1990) Series C 6.50% 7/1/08 (FGIC)                                      1,000,000          1,148,660

                                                                                                    Principal
                                                                                                      Amount
567184GF7         Maricopa County School District #38 (Madison Elementary) 5.00%
                  7/1/14 (FSA)                                                                       1,750,000          1,951,303
                                                                                                                        4,338,773
Single Family Housing Revenue Bonds - 0.18%
721905LC9         Pima County Industrial Development Authority Single Family Housing
                  Revenue 6.10% 5/1/31 (GNMA)(AMT)                                                     240,000            250,980
                                                                                                                          250,980
Territorial General Obligation Bonds - 1.04%
745145YZ9         Puerto Rico Commonwealth Refunding Public Improvements Series A
                  5.50% 7/1/19                                                                       1,300,000          1,481,220
                                                                                                                        1,481,220
Territorial Revenue Bonds - 5.74%
74514LBJ5         Puerto Rico Commonwealth Public Improvement (Unrefunded Balance)
                  5.125% 7/1/30 (FSA)                                                                  480,000            496,282
74514LBM8         Puerto Rico Commonwealth Public Improvement Series A 5.125%                        2,370,000          2,410,124
74526QAQ5         Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
                  7/1/32 (MBIA)                                                                      1,750,000          1,799,595
74526QBN1         Puerto Rico Electric Power Authority Power Revenue Series OO 5.00%
                  7/1/13 (CIFG)                                                                      1,500,000          1,669,020
745235VX6         Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
                  Balance) 5.25% 7/1/27                                                                270,000            279,315
745235VP3         Puerto Rico Public Buildings Authority Revenue Series I 5.25% 7/1/33                 500,000            517,440
927676KV7         Virgin Islands Public Finance Authority 5.00% 10/1/31 (ACA)                        1,000,000          1,000,350
                                                                                                                        8,172,126
Transportation Revenue Bonds - 4.11%
                  Arizona State Transportation Board Highway Revenue Series A
040654KW4            5.00% 7/1/21                                                                    2,500,000          2,650,925
040654LS2            5.00% 7/1/23                                                                    1,000,000          1,048,640
                  Arizona State Transportation Board Highway Revenue Series B
040654KC8            5.25% 7/1/21                                                                    1,000,000          1,076,680
040654KD6            5.25% 7/1/22                                                                    1,000,000          1,071,140
                                                                                                                        5,847,385
Water & Sewer Revenue Bonds - 4.86%
378352KW7         Glendale Water & Sewer Revenue 5.00% 7/1/28 (AMBAC)                                2,000,000          2,045,020
                  Phoenix Civic Improvement Corporation Wastewater Systems Revenue
                   Junior Lien
71883PDL8            5.00% 7/1/24 (FGIC)                                                             1,000,000          1,029,960

                                                                                                    Principal
                                                                                                      Amount
71883REY5            5.00% 7/1/26 (FGIC)                                                             3,750,000          3,848,738
                                                                                                                        6,923,718
Total Municipal Bonds (cost $130,495,258)                                                                             137,697,569
Money Market- 0.79%
Repurchase Agreements - 0.79%
0901FEDAZ         Federated Arizona Muni Cash Trust 0.738% 9/1/04                                    1,126,773          1,126,773
                                                                                                                        1,126,773
Total Money Market (cost $1,126,773)                                                                                    1,126,773
Total Market Value of Securities - 97.46%
   (cost $131,622,031)                                                                                                138,824,342
Receivables and Other Assets Net of Liabilities - 2.54%                                                                 3,617,330
Net Assets Applicable to 0 Shares Outstanding - 100.00%                                                              $142,441,672

See accompanying notes

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                        % OF NET
                                                                                         ASSETS
                                                                                    ----------------
MUNICIPAL BONDS                                                                                96.46%
Airport Revenue Bonds                                                                           9.63%
Phoenix Civic Improvement Corporation Airport Revenue Series B
   5.25% 7/1/27 (FGIC)(AMT)
   5.25% 7/1/32 (FGIC)(AMT)
Tucson Airport Authority 5.35% 6/1/31 (AMBAC)(AMT)




CHARTER SCHOOL REVENUE BONDS                                                                    1.03%
Pima County Industrial Development Authority (Life School College
Project) Series A 7.875% 7/1/21



CITY GENERAL OBLIGATION BONDS                                                                   0.59%
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)




CONVENTION CENTER / AUDITORIUM / HOTEL REVENUE BONDS                                            2.36%
Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
Facilities Series A
   5.00% 7/1/28 (MBIA)
   5.00% 7/1/31 (MBIA)




DEDICATED TAX & FEES REVENUE BONDS                                                              5.21%
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC II Project) 5.00% 9/15/28 (AMBAC)
Pinal County Certificates of Participation 5.125% 6/1/21 (AMBAC)




ESCROWED TO MATURITY BONDS                                                                      0.20%
Phoenix Street & Highway Revenue 6.50% 7/1/09 (AMBAC)




HIGHER EDUCATION REVENUE BONDS                                                                 12.31%
Arizona State Board of Regents Certificates of Participation 5.125%
6/1/25 (AMBAC)
Arizona Board of Regents (Northern Arizona University)
   5.00% 6/1/34 (FGIC)
   5.50% 6/1/34 (FGIC)
Arizona State University Certificates of Participation 5.00% 9/1/30
(AMBAC)
Glendale Industrial Development Authority Educational Facilities
(American Graduate School International)
   5.625% 7/1/20 (Connie Lee)
   5.875% 7/1/15 (Connie Lee)

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                                INSURED FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ---------------    ----------------
MUNICIPAL BONDS
Airport Revenue Bonds
Phoenix Civic Improvement Corporation Airport Revenue Series B
   5.25% 7/1/27 (FGIC)(AMT)                                                         $             -    $              -
   5.25% 7/1/32 (FGIC)(AMT)                                                               9,300,000           9,508,970
Tucson Airport Authority 5.35% 6/1/31 (AMBAC)(AMT)                                        5,000,000           5,131,950
                                                                                                       ----------------
                                                                                                             14,640,920
                                                                                                       ----------------

CHARTER SCHOOL REVENUE BONDS
Pima County Industrial Development Authority (Life School College
Project) Series A 7.875% 7/1/21                                                                   0                   0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------
CITY GENERAL OBLIGATION BONDS
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)                                       1,000,000           1,025,450
                                                                                                       ----------------
                                                                                                              1,025,450
                                                                                                       ----------------

CONVENTION CENTER / AUDITORIUM / HOTEL REVENUE BONDS
Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
Facilities Series A
   5.00% 7/1/28 (MBIA)                                                                    2,500,000           2,556,275
   5.00% 7/1/31 (MBIA)                                                                      750,000             765,248
                                                                                                       ----------------
                                                                                                              3,321,523
                                                                                                       ----------------

DEDICATED TAX & FEES REVENUE BONDS
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC II Project) 5.00% 9/15/28 (AMBAC)                                                     4,000,000           4,077,120
Pinal County Certificates of Participation 5.125% 6/1/21 (AMBAC)                          4,675,000           4,947,786
                                                                                                       ----------------
                                                                                                              9,024,906
                                                                                                       ----------------

ESCROWED TO MATURITY BONDS
Phoenix Street & Highway Revenue 6.50% 7/1/09 (AMBAC)                                       350,000             352,041
                                                                                                       ----------------
                                                                                                                352,041
                                                                                                       ----------------

HIGHER EDUCATION REVENUE BONDS
Arizona State Board of Regents Certificates of Participation 5.125%
6/1/25 (AMBAC)                                                                            1,250,000           1,299,313
Arizona Board of Regents (Northern Arizona University)
   5.00% 6/1/34 (FGIC)                                                                            0                   0
   5.50% 6/1/34 (FGIC)                                                                            0                   0
Arizona State University Certificates of Participation 5.00% 9/1/30
(AMBAC)                                                                                   2,500,000           2,554,300
Glendale Industrial Development Authority Educational Facilities
(American Graduate School International)
   5.625% 7/1/20 (Connie Lee)                                                             1,000,000           1,066,500
   5.875% 7/1/15 (Connie Lee)                                                             2,500,000           2,668,225

                                                                                       DELAWARE TAX-FREE ARIZONA FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
MUNICIPAL BONDS
Airport Revenue Bonds
Phoenix Civic Improvement Corporation Airport Revenue Series B
   5.25% 7/1/27 (FGIC)(AMT)                                                         $      1,000,000   $      1,026,920
   5.25% 7/1/32 (FGIC)(AMT)                                                                1,000,000          1,022,470
Tucson Airport Authority 5.35% 6/1/31 (AMBAC)(AMT)
                                                                                                       ----------------
                                                                                                              2,049,390
                                                                                                       ----------------

CHARTER SCHOOL REVENUE BONDS
Pima County Industrial Development Authority (Life School College
Project) Series A 7.875% 7/1/21                                                            2,000,000          1,785,080
                                                                                                       ----------------
                                                                                                              1,785,080
                                                                                                       ----------------
CITY GENERAL OBLIGATION BONDS
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)                                                0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

CONVENTION CENTER / AUDITORIUM / HOTEL REVENUE BONDS
Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
Facilities Series A
   5.00% 7/1/28 (MBIA)                                                                             0                  0
   5.00% 7/1/31 (MBIA)                                                                       750,000            765,248
                                                                                                       ----------------
                                                                                                                765,248
                                                                                                       ----------------

DEDICATED TAX & FEES REVENUE BONDS
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC II Project) 5.00% 9/15/28 (AMBAC)                                                              0                  0
Pinal County Certificates of Participation 5.125% 6/1/21 (AMBAC)                                   0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

ESCROWED TO MATURITY BONDS
Phoenix Street & Highway Revenue 6.50% 7/1/09 (AMBAC)                                              0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

HIGHER EDUCATION REVENUE BONDS
Arizona State Board of Regents Certificates of Participation 5.125%
6/1/25 (AMBAC)                                                                                     0                  0
Arizona Board of Regents (Northern Arizona University)
   5.00% 6/1/34 (FGIC)                                                                     1,000,000          1,017,210
   5.50% 6/1/34 (FGIC)                                                                     1,250,000          1,352,812
Arizona State University Certificates of Participation 5.00% 9/1/30
(AMBAC)                                                                                      500,000            510,860
Glendale Industrial Development Authority Educational Facilities
(American Graduate School International)
   5.625% 7/1/20 (Connie Lee)                                                                      0                  0
   5.875% 7/1/15 (Connie Lee)                                                                      0                  0

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                      INSURED FUND PRO FORMA COMBINED
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
MUNICIPAL BONDS
Airport Revenue Bonds
Phoenix Civic Improvement Corporation Airport Revenue Series B
   5.25% 7/1/27 (FGIC)(AMT)                                                         $      1,000,000   $      1,026,920
   5.25% 7/1/32 (FGIC)(AMT)                                                               10,300,000         10,531,440
Tucson Airport Authority 5.35% 6/1/31 (AMBAC)(AMT)                                         5,000,000          5,131,950
                                                                                                       ----------------
                                                                                                             16,690,310
                                                                                                       ----------------

CHARTER SCHOOL REVENUE BONDS
Pima County Industrial Development Authority (Life School College
Project) Series A 7.875% 7/1/21                                                            2,000,000          1,785,080
                                                                                                       ----------------
                                                                                                              1,785,080
                                                                                                       ----------------
CITY GENERAL OBLIGATION BONDS
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)                                        1,000,000          1,025,450
                                                                                                       ----------------
                                                                                                              1,025,450
                                                                                                       ----------------

CONVENTION CENTER / AUDITORIUM / HOTEL REVENUE BONDS
Arizona Tourism & Sports Authority Tax Revenue Multipurpose Stadium
Facilities Series A
   5.00% 7/1/28 (MBIA)                                                                     2,500,000          2,556,275
   5.00% 7/1/31 (MBIA)                                                                     1,500,000          1,530,496
                                                                                                       ----------------
                                                                                                              4,086,771
                                                                                                       ----------------

DEDICATED TAX & FEES REVENUE BONDS
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC II Project) 5.00% 9/15/28 (AMBAC)                                                      4,000,000          4,077,120
Pinal County Certificates of Participation 5.125% 6/1/21 (AMBAC)                           4,675,000          4,947,786
                                                                                                       ----------------
                                                                                                              9,024,906
                                                                                                       ----------------

ESCROWED TO MATURITY BONDS
Phoenix Street & Highway Revenue 6.50% 7/1/09 (AMBAC)                                        350,000            352,041
                                                                                                       ----------------
                                                                                                                352,041
                                                                                                       ----------------

HIGHER EDUCATION REVENUE BONDS
Arizona State Board of Regents Certificates of Participation 5.125%
6/1/25 (AMBAC)                                                                             1,250,000          1,299,313
Arizona Board of Regents (Northern Arizona University)
   5.00% 6/1/34 (FGIC)                                                                     1,000,000          1,017,210
   5.50% 6/1/34 (FGIC)                                                                     1,250,000          1,352,812
Arizona State University Certificates of Participation 5.00% 9/1/30
(AMBAC)                                                                                    3,000,000          3,065,160
Glendale Industrial Development Authority Educational Facilities
(American Graduate School International)
   5.625% 7/1/20 (Connie Lee)                                                              1,000,000          1,066,500
   5.875% 7/1/15 (Connie Lee)                                                              2,500,000          2,668,225

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                        % OF NET
                                                                                         ASSETS
                                                                                    ----------------
Glendale Industrial Development Authority (Midwestern University)
Series A 5.875% 5/15/31
Mohave County Community College 6.00% 3/1/20 (MBIA)
South Campus Group Student Housing Revenue (Arizona State
University South Campus Project) 5.625% 9/1/35 (MBIA)
Southern Arizona Capital Facilities Finance (University of Arizona
Project) 5.10% 9/1/33 (MBIA)
Tucson Industrial Development Authority (University of Arizona-Marshall
 Foundation) Series A 5.00% 7/15/27 (AMBAC)
University of Arizona Certificates of Participation
   5.125% 6/1/21 (AMBAC)
   5.75% 6/1/19 (AMBAC)
University of Arizona Certificates of Participation (University of Arizona
 Project) Series B 5.125% 6/1/22 (AMBAC)




HOSPITAL REVENUE BONDS                                                                         12.51%
Maricopa County Industrial Development Authority (Catholic Healthcare
West) Series A 5.50% 7/1/26
Mesa Industrial Development Authority (Discovery Health Systems)
Series A 5.625% 1/1/29 (MBIA)
Mohave County Industrial Development Authority (Chris/Silver Ridge)
6.375% 11/1/31 (GNMA)
Phoenix Industrial Development Authority Hospital Revenue (John C
Lincoln Health) Series B 5.75% 12/1/16 (Connie Lee)
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) 5.70% 12/1/21
University Medical Center Corporation Arizona Hospital Revenue 5.00% 7/11,000,000
University Medical Center Hospital 5.00% 7/1/24
Winslow Industrial Development Authority Hospital Revenue (Winslow
Memorial Hospital Project) 5.50% 6/1/22
Yavapai County Industrial Development Authority (Yavapai Regional
Medical Center) 5.25% 8/1/21 (RADIAN)




INVESTOR OWNED UTILITIES REVENUE BONDS                                                          0.59%
Maricopa County Pollution Control Corporation Revenue (El Paso
Electric Co. Project) Series A 6.375% 8/1/15




MISCELLANEOUS REVENUE BONDS                                                                     0.34%
Marana Municipal Property Corporation 5.00% 7/1/28 (AMBAC)




MULTI FAMILY HOUSING REVENUE BONDS                                                              8.76%
Maricopa County Industrial Development Authority Multifamily Housing

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                                INSURED FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ---------------    ----------------
Glendale Industrial Development Authority (Midwestern University)
Series A 5.875% 5/15/31                                                                           0                   0
Mohave County Community College 6.00% 3/1/20 (MBIA)                                       1,000,000           1,133,720
South Campus Group Student Housing Revenue (Arizona State
University South Campus Project) 5.625% 9/1/35 (MBIA)                                     1,000,000           1,086,130
Southern Arizona Capital Facilities Finance (University of Arizona
Project) 5.10% 9/1/33 (MBIA)                                                              2,650,000           2,720,012
Tucson Industrial Development Authority (University of Arizona-Marshall
 Foundation) Series A 5.00% 7/15/27 (AMBAC)                                                       0                   0
University of Arizona Certificates of Participation
   5.125% 6/1/21 (AMBAC)                                                                  1,000,000           1,058,350
   5.75% 6/1/19 (AMBAC)                                                                   1,000,000           1,114,940
University of Arizona Certificates of Participation (University of Arizona
 Project) Series B 5.125% 6/1/22 (AMBAC)                                                          0                   0
                                                                                                       ----------------
                                                                                                             14,701,490
                                                                                                       ----------------

HOSPITAL REVENUE BONDS
Maricopa County Industrial Development Authority (Catholic Healthcare
West) Series A 5.50% 7/1/26                                                               1,000,000             998,660
Mesa Industrial Development Authority (Discovery Health Systems)
Series A 5.625% 1/1/29 (MBIA)                                                             9,250,000           9,917,757
Mohave County Industrial Development Authority (Chris/Silver Ridge)
6.375% 11/1/31 (GNMA)                                                                             0                   0
Phoenix Industrial Development Authority Hospital Revenue (John C
Lincoln Health) Series B 5.75% 12/1/16 (Connie Lee)                                       4,110,000           4,584,047
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) 5.70% 12/1/21                                                             0                   0
University Medical Center Corporation Arizona Hospital Revenue 5.00% 7/1/33               1,000,000             985,660
University Medical Center Hospital 5.00% 7/1/24                                                   0                   0
Winslow Industrial Development Authority Hospital Revenue (Winslow
Memorial Hospital Project) 5.50% 6/1/22                                                           0                   0
Yavapai County Industrial Development Authority (Yavapai Regional
Medical Center) 5.25% 8/1/21 (RADIAN)                                                     1,000,000           1,047,810
                                                                                                       ----------------
                                                                                                             17,533,934
                                                                                                       ----------------

INVESTOR OWNED UTILITIES REVENUE BONDS
Maricopa County Pollution Control Corporation Revenue (El Paso
Electric Co. Project) Series A 6.375% 8/1/15                                                      0                   0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

MISCELLANEOUS REVENUE BONDS
Marana Municipal Property Corporation 5.00% 7/1/28 (AMBAC)                                        0                   0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

MULTI FAMILY HOUSING REVENUE BONDS
Maricopa County Industrial Development Authority Multifamily Housing

                                                                                       DELAWARE TAX-FREE ARIZONA FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
Glendale Industrial Development Authority (Midwestern University)
Series A 5.875% 5/15/31                                                                    1,000,000          1,053,670
Mohave County Community College 6.00% 3/1/20 (MBIA)                                                0                  0
South Campus Group Student Housing Revenue (Arizona State
University South Campus Project) 5.625% 9/1/35 (MBIA)                                              0                  0
Southern Arizona Capital Facilities Finance (University of Arizona
Project) 5.10% 9/1/33 (MBIA)                                                                 600,000            615,852
Tucson Industrial Development Authority (University of Arizona-Marshall
 Foundation) Series A 5.00% 7/15/27 (AMBAC)                                                1,000,000          1,023,060
University of Arizona Certificates of Participation
   5.125% 6/1/21 (AMBAC)                                                                           0                  0
   5.75% 6/1/19 (AMBAC)                                                                            0                  0
University of Arizona Certificates of Participation (University of Arizona
 Project) Series B 5.125% 6/1/22 (AMBAC)                                                   1,000,000          1,052,270
                                                                                                       ----------------
                                                                                                              6,625,734
                                                                                                       ----------------

HOSPITAL REVENUE BONDS
Maricopa County Industrial Development Authority (Catholic Healthcare
West) Series A 5.50% 7/1/26                                                                        0                  0
Mesa Industrial Development Authority (Discovery Health Systems)
Series A 5.625% 1/1/29 (MBIA)                                                                750,000            804,143
Mohave County Industrial Development Authority (Chris/Silver Ridge)
6.375% 11/1/31 (GNMA)                                                                        185,000            194,742
Phoenix Industrial Development Authority Hospital Revenue (John C
Lincoln Health) Series B 5.75% 12/1/16 (Connie Lee)                                                0                  0
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) 5.70% 12/1/21                                                        500,000            520,160
University Medical Center Corporation Arizona Hospital Revenue 5.00% 8/1/33                        0          1,000,000
University Medical Center Hospital 5.00% 7/1/24                                              800,000            796,456
Winslow Industrial Development Authority Hospital Revenue (Winslow
Memorial Hospital Project) 5.50% 6/1/22                                                    1,000,000            781,620
Yavapai County Industrial Development Authority (Yavapai Regional
Medical Center) 5.25% 8/1/21 (RADIAN)                                                      1,000,000          1,047,809
                                                                                                       ----------------
                                                                                                              4,144,930
                                                                                                       ----------------

INVESTOR OWNED UTILITIES REVENUE BONDS
Maricopa County Pollution Control Corporation Revenue (El Paso
Electric Co. Project) Series A 6.375% 8/1/15                                               1,000,000          1,030,350
                                                                                                       ----------------
                                                                                                              1,030,350
                                                                                                       ----------------

MISCELLANEOUS REVENUE BONDS
Marana Municipal Property Corporation 5.00% 7/1/28 (AMBAC)                                   575,000            587,110
                                                                                                       ----------------
                                                                                                                587,110
                                                                                                       ----------------

MULTI FAMILY HOUSING REVENUE BONDS
Maricopa County Industrial Development Authority Multifamily Housing

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                      INSURED FUND PRO FORMA COMBINED
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
Glendale Industrial Development Authority (Midwestern University)
Series A 5.875% 5/15/31                                                                    1,000,000          1,053,670
Mohave County Community College 6.00% 3/1/20 (MBIA)                                        1,000,000          1,133,720
South Campus Group Student Housing Revenue (Arizona State
University South Campus Project) 5.625% 9/1/35 (MBIA)                                      1,000,000          1,086,130
Southern Arizona Capital Facilities Finance (University of Arizona
Project) 5.10% 9/1/33 (MBIA)                                                               3,250,000          3,335,864
Tucson Industrial Development Authority (University of Arizona-Marshall
 Foundation) Series A 5.00% 7/15/27 (AMBAC)                                                1,000,000          1,023,060
University of Arizona Certificates of Participation
   5.125% 6/1/21 (AMBAC)                                                                   1,000,000          1,058,350
   5.75% 6/1/19 (AMBAC)                                                                    1,000,000          1,114,940
University of Arizona Certificates of Participation (University of Arizona
 Project) Series B 5.125% 6/1/22 (AMBAC)                                                   1,000,000          1,052,270
                                                                                                       ----------------
                                                                                                             21,327,224
                                                                                                       ----------------

HOSPITAL REVENUE BONDS
Maricopa County Industrial Development Authority (Catholic Healthcare
West) Series A 5.50% 7/1/26                                                                1,000,000            998,660
Mesa Industrial Development Authority (Discovery Health Systems)
Series A 5.625% 1/1/29 (MBIA)                                                             10,000,000         10,721,900
Mohave County Industrial Development Authority (Chris/Silver Ridge)
6.375% 11/1/31 (GNMA)                                                                        185,000            194,742
Phoenix Industrial Development Authority Hospital Revenue (John C
Lincoln Health) Series B 5.75% 12/1/16 (Connie Lee)                                        4,110,000          4,584,047
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) 5.70% 12/1/21                                                        500,000            520,160
University Medical Center Corporation Arizona Hospital Revenue 5.00% 7/1/33                  985,660
University Medical Center Hospital 5.00% 7/1/24                                              800,000            796,456
Winslow Industrial Development Authority Hospital Revenue (Winslow
Memorial Hospital Project) 5.50% 6/1/22                                                    1,000,000            781,620
Yavapai County Industrial Development Authority (Yavapai Regional
Medical Center) 5.25% 8/1/21 (RADIAN)                                                      2,000,000          2,095,619
                                                                                                       ----------------
                                                                                                             21,678,864
                                                                                                       ----------------

INVESTOR OWNED UTILITIES REVENUE BONDS
Maricopa County Pollution Control Corporation Revenue (El Paso
Electric Co. Project) Series A 6.375% 8/1/15                                               1,000,000          1,030,350
                                                                                                       ----------------
                                                                                                              1,030,350
                                                                                                       ----------------

MISCELLANEOUS REVENUE BONDS
Marana Municipal Property Corporation 5.00% 7/1/28 (AMBAC)                                   575,000            587,110
                                                                                                       ----------------
                                                                                                                587,110
                                                                                                       ----------------

MULTI FAMILY HOUSING REVENUE BONDS
Maricopa County Industrial Development Authority Multifamily Housing

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                        % OF NET
                                                                                         ASSETS
                                                                                    ----------------
Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)
Peoria Industrial Development Authority Multifamily Housing Revenue
(Casa Del Rio) Series A 7.30% 2/20/28 (GNMA)
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Capital Mews Apartments) 5.70% 12/20/40 (GNMA)(AMT)
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Sunrise Vista Apartments) Series A 1.42% 6/1/31 (AMT)
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA)
   6.20% 10/1/34 (MBIA)
Pima County Industrial Development Authority Multifamily Housing
Revenue (Columbus Village) Series A
   6.00% 10/20/31 (GNMA)
   6.05% 10/20/41 (GNMA)
Yuma Industrial Development Authority Multifamily Revenue 6.10%
9/20/19 (GNMA)(AMT)
Yuma Industrial Development Authority Multifamily Revenue (Regency
Apartments) Series A 5.50% 12/20/32 (GNMA)(FHA)




MUNICIPAL LEASE REVENUE BONDS                                                                   7.50%
Arizona School Facilities Board Certificates of Participation Series A
5.00% 9/1/18 (FGIC)
Maricopa County Industrial Development Authority Correctional
Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC Project) 5.50% 9/15/27 (AMBAC)
Salt River Project Arizona Agricultural Improvement & Power District
Certificates of Participation 5.00% 12/1/18 (MBIA)
Sedona Partner Certificates of Participation Series 1999 5.75% 7/1/16
University of Arizona Certificates of Participation Series B 5.00% 6/1/31
 (AMBAC)




POLITICAL SUBDIVISION GENERAL OBLIGATION BONDS                                                  2.37%
Eagle Mountain Community Facility District 6.50% 7/1/21
Phoenix Variable Purpose Series B 5.00% 7/1/27




PRE-REFUNDED BONDS (A)                                                                          8.63%
Maricopa County School District #3 (Tempe Elementary) Series E 5.70%
 7/1/16-09 (FGIC)
Oro Valley Common Trust Funds Partnership 5.75% 7/1/17-06 (MBIA)
Puerto Rico Commonwealth Public Improvement 5.125% 7/1/30-11
Puerto Rico Commonwealth Public Improvement Series A

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                                INSURED FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ---------------    ----------------
Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)                            1,300,000           1,396,798
Peoria Industrial Development Authority Multifamily Housing Revenue
(Casa Del Rio) Series A 7.30% 2/20/28 (GNMA)                                                      0                   0
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Capital Mews Apartments) 5.70% 12/20/40 (GNMA)(AMT)                                      2,000,000           2,089,460
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Sunrise Vista Apartments) Series A 1.42% 6/1/31 (AMT)                                    1,600,000           1,600,000
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA)                                                                     510,000             543,380
   6.20% 10/1/34 (MBIA)                                                                     940,000           1,003,694
Pima County Industrial Development Authority Multifamily Housing
Revenue (Columbus Village) Series A
   6.00% 10/20/31 (GNMA)                                                                  1,150,000           1,160,856
   6.05% 10/20/41 (GNMA)                                                                  1,520,000           1,534,318
Yuma Industrial Development Authority Multifamily Revenue 6.10%
9/20/19 (GNMA)(AMT)                                                                       2,340,000           2,583,992
Yuma Industrial Development Authority Multifamily Revenue (Regency
Apartments) Series A 5.50% 12/20/32 (GNMA)(FHA)                                           2,000,000           2,003,860
                                                                                                       ----------------
                                                                                                             13,916,358
                                                                                                       ----------------

MUNICIPAL LEASE REVENUE BONDS
Arizona School Facilities Board Certificates of Participation Series A
5.00% 9/1/18 (FGIC)                                                                       1,000,000           1,082,190
Maricopa County Industrial Development Authority Correctional
Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)                                        250,000             256,160
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC Project) 5.50% 9/15/27 (AMBAC)                                                        5,000,000           5,366,600
Salt River Project Arizona Agricultural Improvement & Power District
Certificates of Participation 5.00% 12/1/18 (MBIA)                                        2,500,000           2,682,550
Sedona Partner Certificates of Participation Series 1999 5.75% 7/1/16                             0                   0
University of Arizona Certificates of Participation Series B 5.00% 6/1/31
 (AMBAC)                                                                                  2,250,000           2,292,143
                                                                                                       ----------------
                                                                                                             11,679,643
                                                                                                       ----------------

POLITICAL SUBDIVISION GENERAL OBLIGATION BONDS
Eagle Mountain Community Facility District 6.50% 7/1/21                                           0                   0
Phoenix Variable Purpose Series B 5.00% 7/1/27                                            1,435,000           1,474,204
                                                                                                       ----------------
                                                                                                              1,474,204
                                                                                                       ----------------

PRE-REFUNDED BONDS (A)
Maricopa County School District #3 (Tempe Elementary) Series E 5.70%
 7/1/16-09 (FGIC)                                                                         1,025,000           1,174,681
Oro Valley Common Trust Funds Partnership 5.75% 7/1/17-06 (MBIA)                          1,000,000           1,082,560
Puerto Rico Commonwealth Public Improvement 5.125% 7/1/30-11                                770,000             867,089
Puerto Rico Commonwealth Public Improvement Series A

                                                                                       DELAWARE TAX-FREE ARIZONA FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)                               700,000            752,122
Peoria Industrial Development Authority Multifamily Housing Revenue
(Casa Del Rio) Series A 7.30% 2/20/28 (GNMA)                                                 500,000            518,440
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Capital Mews Apartments) 5.70% 12/20/40 (GNMA)(AMT)                                               0                  0
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Sunrise Vista Apartments) Series A 1.42% 6/1/31 (AMT)                                             0                  0
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA)                                                                            0                  0
   6.20% 10/1/34 (MBIA)                                                                            0                  0
Pima County Industrial Development Authority Multifamily Housing
Revenue (Columbus Village) Series A
   6.00% 10/20/31 (GNMA)                                                                           0                  0
   6.05% 10/20/41 (GNMA)                                                                           0                  0
Yuma Industrial Development Authority Multifamily Revenue 6.10%
9/20/19 (GNMA)(AMT)                                                                                0                  0
Yuma Industrial Development Authority Multifamily Revenue (Regency
Apartments) Series A 5.50% 12/20/32 (GNMA)(FHA)                                                    0                  0
                                                                                                       ----------------
                                                                                                              1,270,562
                                                                                                       ----------------

MUNICIPAL LEASE REVENUE BONDS
Arizona School Facilities Board Certificates of Participation Series A
5.00% 9/1/18 (FGIC)                                                                                0                  0
Maricopa County Industrial Development Authority Correctional
Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)                                         750,000            768,480
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC Project) 5.50% 9/15/27 (AMBAC)                                                                 0                  0
Salt River Project Arizona Agricultural Improvement & Power District
Certificates of Participation 5.00% 12/1/18 (MBIA)                                                 0                  0
Sedona Partner Certificates of Participation Series 1999 5.75% 7/1/16                        500,000            545,315
University of Arizona Certificates of Participation Series B 5.00% 6/1/31
 (AMBAC)                                                                                           0                  0
                                                                                                       ----------------
                                                                                                              1,313,795
                                                                                                       ----------------

POLITICAL SUBDIVISION GENERAL OBLIGATION BONDS
Eagle Mountain Community Facility District 6.50% 7/1/21                                    1,010,000          1,093,487
Phoenix Variable Purpose Series B 5.00% 7/1/27                                             1,500,000          1,540,980
                                                                                                       ----------------
                                                                                                              2,634,467
                                                                                                       ----------------

PRE-REFUNDED BONDS (A)
Maricopa County School District #3 (Tempe Elementary) Series E 5.70%
 7/1/16-09 (FGIC)                                                                                  0                  0
Oro Valley Common Trust Funds Partnership 5.75% 7/1/17-06 (MBIA)                                   0                  0
Puerto Rico Commonwealth Public Improvement 5.125% 7/1/30-11                                       0                  0
Puerto Rico Commonwealth Public Improvement Series A

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                      INSURED FUND PRO FORMA COMBINED
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
Revenue (Sly-Mar Apartments Project) 6.10% 4/20/36 (GNMA)(AMT)                             2,000,000          2,148,920
Peoria Industrial Development Authority Multifamily Housing Revenue
(Casa Del Rio) Series A 7.30% 2/20/28 (GNMA)                                                 500,000            518,440
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Capital Mews Apartments) 5.70% 12/20/40 (GNMA)(AMT)                                       2,000,000          2,089,460
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Sunrise Vista Apartments) Series A 1.42% 6/1/31 (AMT)                                     1,600,000          1,600,000
Phoenix Industrial Development Authority Multifamily Housing Revenue
(Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA)                                                                      510,000            543,380
   6.20% 10/1/34 (MBIA)                                                                      940,000          1,003,694
Pima County Industrial Development Authority Multifamily Housing
Revenue (Columbus Village) Series A
   6.00% 10/20/31 (GNMA)                                                                   1,150,000          1,160,856
   6.05% 10/20/41 (GNMA)                                                                   1,520,000          1,534,318
Yuma Industrial Development Authority Multifamily Revenue 6.10%
9/20/19 (GNMA)(AMT)                                                                        2,340,000          2,583,992
Yuma Industrial Development Authority Multifamily Revenue (Regency
Apartments) Series A 5.50% 12/20/32 (GNMA)(FHA)                                            2,000,000          2,003,860
                                                                                                       ----------------
                                                                                                             15,186,920
                                                                                                       ----------------

MUNICIPAL LEASE REVENUE BONDS
Arizona School Facilities Board Certificates of Participation Series A
5.00% 9/1/18 (FGIC)                                                                        1,000,000          1,082,190
Maricopa County Industrial Development Authority Correctional
Facilities (Phoenix West Prison) 5.375% 7/1/22 (ACA)                                       1,000,000          1,024,640
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall
LLC Project) 5.50% 9/15/27 (AMBAC)                                                         5,000,000          5,366,600
Salt River Project Arizona Agricultural Improvement & Power District
Certificates of Participation 5.00% 12/1/18 (MBIA)                                         2,500,000          2,682,550
Sedona Partner Certificates of Participation Series 1999 5.75% 7/1/16                        500,000            545,315
University of Arizona Certificates of Participation Series B 5.00% 6/1/31
 (AMBAC)                                                                                   2,250,000          2,292,143
                                                                                                       ----------------
                                                                                                             12,993,438
                                                                                                       ----------------

POLITICAL SUBDIVISION GENERAL OBLIGATION BONDS
Eagle Mountain Community Facility District 6.50% 7/1/21                                    1,010,000          1,093,487
Phoenix Variable Purpose Series B 5.00% 7/1/27                                             2,935,000          3,015,184
                                                                                                       ----------------
                                                                                                              4,108,671
                                                                                                       ----------------

PRE-REFUNDED BONDS (A)
Maricopa County School District #3 (Tempe Elementary) Series E 5.70%
 7/1/16-09 (FGIC)                                                                          1,025,000          1,174,681
Oro Valley Common Trust Funds Partnership 5.75% 7/1/17-06 (MBIA)                           1,000,000          1,082,560
Puerto Rico Commonwealth Public Improvement 5.125% 7/1/30-11                                 770,000            867,089
Puerto Rico Commonwealth Public Improvement Series A

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                        % OF NET
                                                                                         ASSETS
                                                                                    ----------------
   5.00% 7/1/27-12
   5.125 %7/1/31-11
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D 5.25% 7/1/36-12
Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12
Surprise Municipal Property Excise Tax Revenue 5.70% 7/1/20-09
Yuma Industrial Development Authority Hospital Revenue (Yuma
Regional Medical Center) 5.00% 8/1/31-11 (FSA)




PUBLIC POWER REVENUE BONDS                                                                      3.90%
Energy Management Services (Arizona State University - Main Campus)
 5.25% 7/1/17 (MBIA)
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series B 5.00% 1/1/31 (MBIA2,000,000




PUBLIC UTILITY DISTRICT REVENUE BONDS                                                           3.55%
Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
5/1/29 (AMBAC)




SCHOOL DISTRICT GENERAL OBLIGATION BONDS                                                        2.50%
Cochise County Unified School District #68 7.50% 7/1/10 (FGIC)
Maricopa County School District #14 (Creighton School Improvement
Project of 1990) Series C 6.50% 7/1/08 (FGIC)
Maricopa County School District #38 (Madison Elementary) 5.00%
7/1/14 (FSA)




SINGLE FAMILY HOUSING REVENUE BONDS                                                             0.23%
Pima County Industrial Development Authority Single Family Housing
Revenue 6.10% 5/1/31 (GNMA)(AMT)
Pima County Industrial Development Authority Single Family Mortgage
Revenue Series A 6.125% 11/1/33 (GNMA)(FNMA)(FHLMC)(AMT)




TERRITORIAL GENERAL OBLIGATION BONDS                                                            0.85%
Puerto Rico Commonwealth Refunding Public Improvements Series A
5.50% 7/1/19




TERRITORIAL REVENUE BONDS                                                                       6.03%
Puerto Rico Commonwealth Public Improvement (Unrefunded Balance)

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                                INSURED FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ---------------    ----------------
   5.00% 7/1/27-12                                                                        1,000,000           1,119,760
   5.125 %7/1/31-11                                                                       1,205,000           1,354,577
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D 5.25% 7/1/36-12                                                                 0                   0
Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12                             730,000             828,331
Surprise Municipal Property Excise Tax Revenue 5.70% 7/1/20-09                            5,000,000           5,730,150
Yuma Industrial Development Authority Hospital Revenue (Yuma
Regional Medical Center) 5.00% 8/1/31-11 (FSA)                                                    0                   0
                                                                                                       ----------------
                                                                                                             12,157,148
                                                                                                       ----------------

PUBLIC POWER REVENUE BONDS
Energy Management Services (Arizona State University - Main Campus)
 5.25% 7/1/17 (MBIA)                                                                      1,500,000           1,655,490
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31                        2,000,000           2,038,780
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series B 5.00% 1/1/31 (MBIA)                 2,000,000           2,038,780
                                                                                                       ----------------
                                                                                                              5,733,050
                                                                                                       ----------------

PUBLIC UTILITY DISTRICT REVENUE BONDS
Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
5/1/29 (AMBAC)                                                                            5,000,000           5,122,700
                                                                                                       ----------------
                                                                                                              5,122,700
                                                                                                       ----------------

SCHOOL DISTRICT GENERAL OBLIGATION BONDS
Cochise County Unified School District #68 7.50% 7/1/10 (FGIC)                            1,000,000           1,238,810
Maricopa County School District #14 (Creighton School Improvement
Project of 1990) Series C 6.50% 7/1/08 (FGIC)                                             1,000,000           1,148,660
Maricopa County School District #38 (Madison Elementary) 5.00%
7/1/14 (FSA)                                                                              1,750,000           1,951,303
                                                                                                       ----------------
                                                                                                              4,338,773
                                                                                                       ----------------

SINGLE FAMILY HOUSING REVENUE BONDS
Pima County Industrial Development Authority Single Family Housing
Revenue 6.10% 5/1/31 (GNMA)(AMT)                                                            240,000             250,980
Pima County Industrial Development Authority Single Family Mortgage
Revenue Series A 6.125% 11/1/33 (GNMA)(FNMA)(FHLMC)(AMT)                                          0                   0
                                                                                                       ----------------
                                                                                                                250,980
                                                                                                       ----------------

TERRITORIAL GENERAL OBLIGATION BONDS
Puerto Rico Commonwealth Refunding Public Improvements Series A
5.50% 7/1/19                                                                              1,300,000           1,481,220
                                                                                                       ----------------
                                                                                                              1,481,220
                                                                                                       ----------------

TERRITORIAL REVENUE BONDS
Puerto Rico Commonwealth Public Improvement (Unrefunded Balance)

                                                                                       DELAWARE TAX-FREE ARIZONA FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
   5.00% 7/1/27-12                                                                                 0                  0
   5.125 %7/1/31-11                                                                          500,000            562,065
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D 5.25% 7/1/36-12                                                            730,000            828,331
Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12                              550,000            624,085
Surprise Municipal Property Excise Tax Revenue 5.70% 7/1/20-09                                     0                  0
Yuma Industrial Development Authority Hospital Revenue (Yuma
Regional Medical Center) 5.00% 8/1/31-11 (FSA)                                               700,000            784,525
                                                                                                       ----------------
                                                                                                              2,799,006
                                                                                                       ----------------

PUBLIC POWER REVENUE BONDS
Energy Management Services (Arizona State University - Main Campus)
 5.25% 7/1/17 (MBIA)                                                                               0                  0
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31                         1,000,000          1,019,390
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series B 5.00% 1/1/31 (MBIA)                          0                  0
                                                                                                       ----------------
                                                                                                              1,019,390
                                                                                                       ----------------

PUBLIC UTILITY DISTRICT REVENUE BONDS
Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
5/1/29 (AMBAC)                                                                             1,000,000          1,024,540
                                                                                                       ----------------
                                                                                                              1,024,540
                                                                                                       ----------------

SCHOOL DISTRICT GENERAL OBLIGATION BONDS
Cochise County Unified School District #68 7.50% 7/1/10 (FGIC)                                     0                  0
Maricopa County School District #14 (Creighton School Improvement
Project of 1990) Series C 6.50% 7/1/08 (FGIC)                                                      0                  0
Maricopa County School District #38 (Madison Elementary) 5.00%
7/1/14 (FSA)                                                                                       0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

SINGLE FAMILY HOUSING REVENUE BONDS
Pima County Industrial Development Authority Single Family Housing
Revenue 6.10% 5/1/31 (GNMA)(AMT)                                                                   0                  0
Pima County Industrial Development Authority Single Family Mortgage
Revenue Series A 6.125% 11/1/33 (GNMA)(FNMA)(FHLMC)(AMT)                                     145,000            153,005
                                                                                                       ----------------
                                                                                                                153,005
                                                                                                       ----------------

TERRITORIAL GENERAL OBLIGATION BONDS
Puerto Rico Commonwealth Refunding Public Improvements Series A
5.50% 7/1/19                                                                                       0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

TERRITORIAL REVENUE BONDS
Puerto Rico Commonwealth Public Improvement (Unrefunded Balance)

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                      INSURED FUND PRO FORMA COMBINED
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
   5.00% 7/1/27-12                                                                         1,000,000          1,119,760
   5.125 %7/1/31-11                                                                        1,705,000          1,916,642
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D 5.25% 7/1/36-12                                                            730,000            828,331
Puerto Rico Public Buildings Authority Series D 5.25% 7/1/27-12                            1,280,000          1,452,416
Surprise Municipal Property Excise Tax Revenue 5.70% 7/1/20-09                             5,000,000          5,730,150
Yuma Industrial Development Authority Hospital Revenue (Yuma
Regional Medical Center) 5.00% 8/1/31-11 (FSA)                                               700,000            784,525
                                                                                                       ----------------
                                                                                                             14,956,154
                                                                                                       ----------------

PUBLIC POWER REVENUE BONDS
Energy Management Services (Arizona State University - Main Campus)
 5.25% 7/1/17 (MBIA)                                                                       1,500,000          1,655,490
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series A 5.00% 1/1/31                         3,000,000          3,058,170
Salt River Project Arizona Agricultural Improvement & Power District
Electric System Revenue (Salt River Project) Series B 5.00% 1/1/31 (MBIA)                  2,000,000          2,038,780
                                                                                                       ----------------
                                                                                                              6,752,440
                                                                                                       ----------------

PUBLIC UTILITY DISTRICT REVENUE BONDS
Maricopa County Pollution Control (Palo Verde Project) Series A 5.05%
5/1/29 (AMBAC)                                                                             6,000,000          6,147,240
                                                                                                       ----------------
                                                                                                              6,147,240
                                                                                                       ----------------

SCHOOL DISTRICT GENERAL OBLIGATION BONDS
Cochise County Unified School District #68 7.50% 7/1/10 (FGIC)                             1,000,000          1,238,810
Maricopa County School District #14 (Creighton School Improvement
Project of 1990) Series C 6.50% 7/1/08 (FGIC)                                              1,000,000          1,148,660
Maricopa County School District #38 (Madison Elementary) 5.00%
7/1/14 (FSA)                                                                               1,750,000          1,951,303
                                                                                                       ----------------
                                                                                                              4,338,773
                                                                                                       ----------------

SINGLE FAMILY HOUSING REVENUE BONDS
Pima County Industrial Development Authority Single Family Housing
Revenue 6.10% 5/1/31 (GNMA)(AMT)                                                             240,000            250,980
Pima County Industrial Development Authority Single Family Mortgage
Revenue Series A 6.125% 11/1/33 (GNMA)(FNMA)(FHLMC)(AMT)                                     145,000            153,005
                                                                                                       ----------------
                                                                                                                403,985
                                                                                                       ----------------

TERRITORIAL GENERAL OBLIGATION BONDS
Puerto Rico Commonwealth Refunding Public Improvements Series A
5.50% 7/1/19                                                                               1,300,000          1,481,220
                                                                                                       ----------------
                                                                                                              1,481,220
                                                                                                       ----------------

TERRITORIAL REVENUE BONDS
Puerto Rico Commonwealth Public Improvement (Unrefunded Balance)

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                        % OF NET
                                                                                         ASSETS
                                                                                    ----------------
5.125% 7/1/30 (FSA)
Puerto Rico Commonwealth Public Improvement Series A 5.125% 7/1/31
Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
7/1/32 (MBIA)
Puerto Rico Electric Power Authority Power Revenue Series OO 5.00%
7/1/13 (CIFG)
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D (Unrefunded Portion) 5.25% 7/1/36
Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
Balance) 5.25% 7/1/27
Puerto Rico Public Buildings Authority Revenue Series I 5.25% 7/1/33
Virgin Islands Public Finance Authority 5.00% 10/1/31 (ACA)




TRANSPORTATION REVENUE BONDS                                                                    3.37%
Arizona State Transportation Board Highway Revenue Series A
   5.00% 7/1/21
   5.00% 7/1/23
Arizona State Transportation Board Highway Revenue Series B
   5.25% 7/1/21
   5.25% 7/1/22




WATER & SEWER REVENUE BONDS                                                                     3.99%
Glendale Water & Sewer Revenue 5.00% 7/1/28 (AMBAC)
Phoenix Civic Improvement Corporation Wastewater Systems Revenue
 Junior Lien
   5.00% 7/1/24 (FGIC)
   5.00% 7/1/26 (FGIC)



TOTAL MUNICIPAL BONDS

SHORT TERM INVESTMENTS                                                                          1.29%
Federated Arizona Muni Cash Trust

TOTAL SHORT TERM INVESTMENTS



TOTAL INVESTMENTS AT MARKET                                                                    97.75%


TOTAL INVESTMENTS AT COST

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                                INSURED FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ---------------    ----------------
5.125% 7/1/30 (FSA)                                                                         480,000             496,282
Puerto Rico Commonwealth Public Improvement Series A 5.125% 7/1/31                        2,370,000           2,410,124
Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
7/1/32 (MBIA)                                                                             1,750,000           1,799,595
Puerto Rico Electric Power Authority Power Revenue Series OO 5.00%
7/1/13 (CIFG)                                                                             1,500,000           1,669,020
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D (Unrefunded Portion) 5.25% 7/1/36                                               0                   0
Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
Balance) 5.25% 7/1/27                                                                       270,000             279,315
Puerto Rico Public Buildings Authority Revenue Series I 5.25% 7/1/33                        500,000             517,440
Virgin Islands Public Finance Authority 5.00% 10/1/31 (ACA)                               1,000,000           1,000,350
                                                                                                       ----------------
                                                                                                              8,172,126
                                                                                                       ----------------

TRANSPORTATION REVENUE BONDS
Arizona State Transportation Board Highway Revenue Series A
   5.00% 7/1/21                                                                           2,500,000           2,650,925
   5.00% 7/1/23                                                                           1,000,000           1,048,640
Arizona State Transportation Board Highway Revenue Series B
   5.25% 7/1/21                                                                           1,000,000           1,076,680
   5.25% 7/1/22                                                                           1,000,000           1,071,140
                                                                                                       ----------------
                                                                                                              5,847,385
                                                                                                       ----------------

WATER & SEWER REVENUE BONDS
Glendale Water & Sewer Revenue 5.00% 7/1/28 (AMBAC)                                       2,000,000           2,045,020
Phoenix Civic Improvement Corporation Wastewater Systems Revenue
 Junior Lien
   5.00% 7/1/24 (FGIC)                                                                    1,000,000           1,029,960
   5.00% 7/1/26 (FGIC)                                                                    3,750,000           3,848,738
                                                                                                       ----------------
                                                                                                              6,923,718
                                                                                                       ----------------
TOTAL MUNICIPAL BONDS                                                                                       137,697,569

SHORT TERM INVESTMENTS
Federated Arizona Muni Cash Trust                                                         1,126,773           1,126,773
                                                                                                       ----------------
TOTAL SHORT TERM INVESTMENTS                                                                                  1,126,773
                                                                                                       ----------------

                                                                                                       ----------------
TOTAL INVESTMENTS AT MARKET                                                                            $    138,824,342
                                                                                                       ----------------

TOTAL INVESTMENTS AT COST                                                                              $    131,622,084
                                                                                                       ----------------

                                                                                       DELAWARE TAX-FREE ARIZONA FUND
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
5.125% 7/1/30 (FSA)                                                                                0                  0
Puerto Rico Commonwealth Public Improvement Series A 5.125% 7/1/31                         1,000,000          1,016,930
Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
7/1/32 (MBIA)                                                                                750,000            771,255
Puerto Rico Electric Power Authority Power Revenue Series OO 5.00%
7/1/13 (CIFG)                                                                                      0                  0
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D (Unrefunded Portion) 5.25% 7/1/36                                          270,000            277,393
Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
Balance) 5.25% 7/1/27                                                                        200,000            206,900
Puerto Rico Public Buildings Authority Revenue Series I 5.25% 7/1/33                               0                  0
Virgin Islands Public Finance Authority 5.00% 10/1/31 (ACA)                                        0                  0
                                                                                                       ----------------
                                                                                                              2,272,478
                                                                                                       ----------------

TRANSPORTATION REVENUE BONDS
Arizona State Transportation Board Highway Revenue Series A
   5.00% 7/1/21                                                                                    0                  0
   5.00% 7/1/23                                                                                    0                  0
Arizona State Transportation Board Highway Revenue Series B
   5.25% 7/1/21                                                                                    0                  0
   5.25% 7/1/22                                                                                    0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------

WATER & SEWER REVENUE BONDS
Glendale Water & Sewer Revenue 5.00% 7/1/28 (AMBAC)                                                0                  0
Phoenix Civic Improvement Corporation Wastewater Systems Revenue
 Junior Lien
   5.00% 7/1/24 (FGIC)                                                                             0                  0
   5.00% 7/1/26 (FGIC)                                                                             0                  0
                                                                                                       ----------------
                                                                                                                      0
                                                                                                       ----------------
TOTAL MUNICIPAL BONDS                                                                                        29,475,085

SHORT TERM INVESTMENTS
Federated Arizona Muni Cash Trust                                                          1,111,745          1,111,745
                                                                                                       ----------------
TOTAL SHORT TERM INVESTMENTS                                                                                  1,111,745
                                                                                                       ----------------

                                                                                                       ----------------
TOTAL INVESTMENTS AT MARKET                                                                            $     30,586,830
                                                                                                       ----------------

TOTAL INVESTMENTS AT COST                                                                              $     29,891,573
                                                                                                       ----------------

                                                                                         DELAWARE TAX-FREE ARIZONA
                                                                                      INSURED FUND PRO FORMA COMBINED
                                                                                       PAR/SHARES        MARKET VALUE
                                                                                    ----------------   ----------------
5.125% 7/1/30 (FSA)                                                                          480,000            496,282
Puerto Rico Commonwealth Public Improvement Series A 5.125% 7/1/31                         3,370,000          3,427,054
Puerto Rico Electric Power Authority Power Revenue Series NN 5.00%
7/1/32 (MBIA)                                                                              2,500,000          2,570,850
Puerto Rico Electric Power Authority Power Revenue Series OO 5.00%
7/1/13 (CIFG)                                                                              1,500,000          1,669,020
Puerto Rico Public Buildings Authority Guaranteed Government Facilities
 Revenue Series D (Unrefunded Portion) 5.25% 7/1/36                                          270,000            277,393
Puerto Rico Public Buildings Authority Revenue Series D (Unrefunded
Balance) 5.25% 7/1/27                                                                        470,000            486,215
Puerto Rico Public Buildings Authority Revenue Series I 5.25% 7/1/33                         500,000            517,440
Virgin Islands Public Finance Authority 5.00% 10/1/31 (ACA)                                1,000,000          1,000,350
                                                                                                       ----------------
                                                                                                             10,444,604
                                                                                                       ----------------

TRANSPORTATION REVENUE BONDS
Arizona State Transportation Board Highway Revenue Series A
   5.00% 7/1/21                                                                            2,500,000          2,650,925
   5.00% 7/1/23                                                                            1,000,000          1,048,640
Arizona State Transportation Board Highway Revenue Series B
   5.25% 7/1/21                                                                            1,000,000          1,076,680
   5.25% 7/1/22                                                                            1,000,000          1,071,140
                                                                                                       ----------------
                                                                                                              5,847,385
                                                                                                       ----------------

WATER & SEWER REVENUE BONDS
Glendale Water & Sewer Revenue 5.00% 7/1/28 (AMBAC)                                        2,000,000          2,045,020
Phoenix Civic Improvement Corporation Wastewater Systems Revenue
 Junior Lien
   5.00% 7/1/24 (FGIC)                                                                     1,000,000          1,029,960
   5.00% 7/1/26 (FGIC)                                                                     3,750,000          3,848,738
                                                                                                       ----------------
                                                                                                              6,923,718
                                                                                                       ----------------
TOTAL MUNICIPAL BONDS                                                                                       167,172,654

SHORT TERM INVESTMENTS
Federated Arizona Muni Cash Trust                                                          2,238,518          2,238,518
                                                                                                       ----------------
TOTAL SHORT TERM INVESTMENTS                                                                                  2,238,518
                                                                                                       ----------------

                                                                                                       ----------------
TOTAL INVESTMENTS AT MARKET                                                                            $    169,411,172
                                                                                                       ----------------

TOTAL INVESTMENTS AT COST                                                                              $    161,513,657
                                                                                                       ----------------

----------
A For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
B No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA PORTFOLIO OF INVESTMENTS (B)
AS OF AUGUST 31, 2004
(UNAUDITED)

SUMMARY OF ABBREVIATIONS:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - Insured by CDC IXIS Financial Guaranty
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

See Pro Forma Notes to Financial Statements

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2004
(UNAUDITED)

                                                                                                                     Delaware
                                                                                                                 Tax-Free Arizona
                                                            Delaware           Delaware                            Insured Fund
                                                        Tax-Free Arizona   Tax-Free Arizona       Pro Forma          Pro Forma
                                                          Insured Fund           Fund            Adjustments          Combined
                                                        ----------------   ----------------   ----------------   ----------------
ASSETS

Investments, at market value                            $    138,824,342   $     30,586,830   $             --   $    169,411,172
Cash                                                              88,409             18,312                 --            106,721
Receivable for fund shares sold                                   71,330             16,500                 --             87,830
Receivable for securities sold                                 2,170,213                 --                 --          2,170,213
Interest receivable                                            1,651,016            308,694                 --          1,959,710
                                                        ----------------   ----------------   ----------------   ----------------
     Total Assets                                            142,805,310         30,930,336                 --        173,735,646
                                                        ----------------   ----------------   ----------------   ----------------
LIABILITIES

Accrued expenses and other liabilities                           363,638             58,659                 --            422,297
     Transaction costs payable                                        --                 --             38,934             38,934
                                                        ----------------   ----------------   ----------------   ----------------
     Total Liabilities                                           363,638             58,659             38,934            461,231
                                                        ----------------   ----------------   ----------------   ----------------
Net Assets                                              $    142,441,672   $     30,871,677   $        (38,934)  $    173,274,415
                                                        ================   ================   ================   ================
INVESTMENT AT COST                                      $    131,622,084   $     29,891,573   $             --   $    161,513,657

ANALYSIS OF NET ASSETS
Accumulated paid in capital                             $    134,970,175   $     32,745,720   $             --   $    167,715,895
Undistributed net investment income
 (Distribution in excess of net investment income)                 7,314             (1,681)           (38,934)           (33,301)
Accumulated net realized gain (loss) on investments              261,925         (2,567,619)                --         (2,305,694)
Unrealized appreciation of investments                         7,202,258            695,257                 --          7,897,515
                                                        ----------------   ----------------   ----------------   ----------------
Net Assets                                              $    142,441,672   $     30,871,677   $        (38,934)  $    173,274,415
                                                        ================   ================   ================   ================

* Adjustment reflects the costs of the transaction to be incurred by the funds

OUTSTANDING SHARES                                            12,481,893          2,998,285           (293,673)        15,186,505

RETAIL CLASS A SHARES                                         10,730,590          1,966,975           (192,280)        12,505,285
RETAIL CLASS B SHARES                                          1,169,592            724,610            (71,662)         1,822,540
RETAIL CLASS C SHARES                                            581,711            306,700            (29,731)           858,680

NET ASSETS

RETAIL CLASS A SHARES                                   $    122,436,469   $     20,249,266   $        (32,054)  $    142,653,681
RETAIL CLASS B SHARES                                         13,354,490          7,456,662             (4,676)        20,806,476
RETAIL CLASS C SHARES                                          6,650,713          3,165,749             (2,204)         9,814,258

NET ASSET VALUE PER SHARE:

RETAIL CLASS A SHARES                                   $          11.41   $          10.29                      $          11.41
RETAIL CLASS B SHARES                                   $          11.42   $          10.29                      $          11.42
RETAIL CLASS C SHARES                                   $          11.43   $          10.32                      $          11.43

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED AUGUST 31, 2004
(UNAUDITED)


                                                                                                                     Delaware
                                                                                                                 Tax-Free Arizona
                                                                                                                   Insured Fund
                                                         Delaware           Delaware                             ----------------
                                                     Tax-Free Arizona   Tax-Free Arizona       Pro Forma            Pro Forma
                                                       Insured Fund           Fund            Adjustments            Combined
                                                     ----------------   ----------------   ----------------      ----------------
INVESTMENT INCOME
      Interest income                                $      7,512,395   $      1,728,598   $             --      $      9,240,993
                                                     ----------------   ----------------   ----------------      ----------------

EXPENSES
      Management fees                                         746,015            180,872            (16,604)(A)           910,283
      Distribution expenses - Class A                         319,858             53,200                                  373,058
      Distribution expenses - Class B                         140,754             80,980                                  221,734
      Distribution expenses - Class C                          74,821             35,909                                  110,730
      Dividend disbursing and transfer agent fees
       and expenses                                            82,939             15,423                                   98,362
      Accounting and administration expenses                   55,837             12,330             (1,898)(B)            66,269
      Reports and statements to shareholders                   15,675              2,760                                   18,435
      Registration fees                                        15,900             14,353            (14,353)(B)            15,900
      Legal and professional fees                              31,496             10,269            (14,712)(B)            27,053
      Trustees' fees                                            8,403              1,976             (2,012)(C)             8,367
      Custodian fees                                            9,018              2,868             (1,852)(B)            10,034
      Other                                                     9,702              2,199              3,398 (D,E)          15,299
                                                     ----------------   ----------------   ----------------      ----------------
                                                            1,510,418            413,139            (48,033)            1,875,524
      Less expenses absorbed or waived                             --            (77,954)          (127,680)(F)          (205,634)
      Less expenses paid indirectly                            (1,418)              (310)             1,515 (E)              (213)
                                                     ----------------   ----------------   ----------------      ----------------
      Total expense                                         1,509,000            334,875           (174,198)            1,669,677
                                                     ----------------   ----------------   ----------------      ----------------
NET INVESTMENT INCOME                                       6,003,395          1,393,723            174,198             7,571,316
                                                     ----------------   ----------------   ----------------      ----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS:
      Net realized gain (loss) on investments                 336,166         (1,274,013)                --              (937,847)
      Change in unrealized appreciation/
       (depreciation) of investments                        3,703,965          2,176,285                 --             5,880,250
                                                     ----------------   ----------------   ----------------      ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             4,040,131            902,272                 --            4,942,403
                                                     ----------------   ----------------   ----------------      ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS       $     10,043,526   $      2,295,995   $        174,198     $     12,513,719
                                                     ================   ================   ================      ================

(A)  Decrease to reflect lower management fee for the survivng fund.
(B)  Decrease to reflect appropriate expense levels by merging the funds.
(C)  Based on trustees' compensation plan for the surviving fund.
(D)  Increase to reflect appropriate expense levels by merging the funds.
(E) Effective January 1, 2004, certain expenses of the Fund are no longer paid through commission arrangements with brokers. For the year ended 8/31/04 these expenses totaled $1,515.
(F) The current expense limitation expires October 31, 2004. Effective November 1, 2004, each Fund's expense limitation (excluding distribution expenses) will become 0.53%.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE TAX-FREE ARIZONA INSURED FUND
PRO FORMA COMBINED
ANNUAL FUND OPERATING EXPENSES
AS OF AUGUST 31, 2004
(UNAUDITED)

                             Delaware Tax-Free Arizona Insured Fund                  Delaware Tax-Free Arizona Fund
                         -----------------------------------------------    ------------------------------------------------
                            Retail           Retail           Retail           Retail           Retail           Retail
                            Class A          Class B          Class C          Class A          Class B          Class C
                            Shares           Shares           Shares           Shares           Shares           Shares
                         -------------    -------------    -------------    -------------    -------------    --------------
Management fees                   0.50%            0.50%            0.50%            0.55%            0.55%             0.55%

Rule 12b-1 fees                   0.25%            1.00%            1.00%            0.25%            1.00%             1.00%

Other expenses                    0.15%            0.15%            0.15%            0.19%            0.19%             0.19%
                         -------------    -------------    -------------    -------------    -------------    --------------
Total fund operating
 expenses                         0.90%            1.65%            1.65%            0.99%            1.74%             1.74%
                         -------------    -------------    -------------    -------------    -------------    --------------
Fee Waviers & payments            0.00%            0.00%            0.00%           -0.24%           -0.24%            -0.24%

Expense Limit                     0.90%            1.65%            1.65%            0.75%            1.50%             1.50%
                         =============    =============    =============    =============    =============    ==============

                             Delaware Tax-Free Arizona Insured Fund
                         -----------------------------------------------
                            Retail           Retail           Retail
                            Class A          Class B          Class C
                            Shares           Shares           Shares
                         -------------    -------------    -------------
Management fees                   0.50%            0.50%            0.50%

Rule 12b-1 fees                   0.25%            1.00%            1.00%

Other expenses                    0.14%            0.14%            0.14%
                         -------------    -------------    -------------
Total fund operating
 expenses                         0.89%            1.64%            1.64%
                         -------------    -------------    -------------
Fee Waviers & payments           -0.11%           -0.11%           -0.11%(A)

Expense Limit                     0.78%            1.53%            1.53%(A)
                         =============    =============    =============

(A) The expense limitations of the Fund's will be adjusted effective November 1, 2004.

Delaware Tax-Free Arizona Insured Fund
Pro Forma Notes to Financial Statements
August 31, 2004 (Unaudited)

Voyageur Insured Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. These financial statements and related notes pertain to the Delaware Tax-Free Arizona Insured Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of the Fund is to seek a high level of current income exempt for federal income tax and the Arizona state personal income tax as is consistent with preservation of capital.

1.  BASIS OF PRO FORMA PRESENTATION
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Delaware Tax-Free Arizona Fund by the Delaware Tax-Free Arizona Insured Fund, as if such acquisition had taken place as of September 1, 2003.

Under the terms of the Plan of Reorganization, the combination of the Delaware Tax-Free Arizona Fund and the Delaware Tax-Free Arizona Insured Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Delaware Tax-Free Arizona Fund in exchange for shares of the Delaware Tax-Free Arizona Insured Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Delaware Tax-Free Arizona Fund and the Delaware Tax-Free Arizona Insured Fund have been combined as of and for the twelve months ended August 31, 2004.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Delaware Tax-Free Arizona Fund and Delaware Tax-Free Arizona Insured Fund included in their annual report dated August 31, 2004.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Delaware Tax-Free Arizona Fund by the Delaware Tax-Free Arizona Insured Fund had taken place as of September 1, 2003.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the twelve months ended August 31, 2004 were approximately $213. The expenses paid under the above arrangement is included in the "custodian fees" expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

3. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.53% of average daily net assets of the Fund through March 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

4.  LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of August 31, 2004, or at any time during the period.

5.  CREDIT AND MARKET RISK
The Fund concentrates its investments in securities issued by Arizona municipalities. The value of these investments may be adversely affected by new legislation within Arizona, regional or local economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

6.  ANTICIPATED TAX STATUS OF THE REORGANIZATION
Each Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be made on behalf of each "Acquired Fund" and the corresponding "Acquiring Fund" (as defined in the Proxy Statement/Prospectus), it is expected that Stradley, Ronon, Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Acquired Funds will not recognize any gain or loss as a result of the exchange of their shares of an Acquired Fund for shares of the corresponding Acquiring Fund, and (ii) the corresponding Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Fund's assets and liabilities. You should consult your tax adviser regarding the effect, if any, of a Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of a Transaction because this discussion only relates to the federal income tax consequences.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. Article VII of the Declaration of Trust (December 17, 1998) is incorporated by reference to Post-Effective Amendment No. 29 to Registrant's registration statement filed on Form N-1A [File No. 33-11235] on August 29, 1999 and Article VI of the By-Laws is incorporated by reference to Registrant's registration statement filed on Form N-14 [File No. 333-119920] on October 22, 2004.

Item 16. Exhibits. The following exhibits are incorporated by reference to the previously filed documents as indicated below:

                (1) Copies of the charter of the Registrant as now in effect;

                        (a)     Agreement and Declaration of Trust (December 17,
                                1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed
                                August 16, 1999.

                        (b) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed
                                August 16, 1999.

                (2) Copies of the existing by-laws or corresponding instruments of the Registrant;

                        (a) Amended and Restated By-Laws (August 19, 2004) is incorporated by reference to Registrant's registration statement filed on Form N-14 filed October 22, 2004.

                (3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

                        Not Applicable.

                (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

                        (a) Form of Agreement and Plan of Reorganization is incorporated by reference to Registrant's registration statement filed on Form N-14 filed October 22, 2004.

                (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

                        (a) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed
                                August 16, 1999.

                        (b) By-Laws. Article II of By-Laws is incorporated by reference to Registrant's registration statement filed on Form N-14 filed
                                October 22, 2004.

                (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

                        (a) Executed Investment Management Agreement (November 1, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 31 filed October 30, 2000.

                (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                        (a) Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Fund, incorporated into this filing by reference to Post-Effective Amendment No. 32 filed October 31, 2001.

                        (b) Form of Second Amended and Restated Financial Intermediary Distribution Agreement (August 21,
                                2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant, incorporated into this filing by reference to Post-Effective Amendment No. 34 filed October 31, 2003.

                        (c) Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                        (d)     Vision Mutual Fund Gateway Agreement (November
                                2000) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                        (e) Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                        (f) Bank/Trust Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

                        Not Applicable.

                (9) Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

                        (a) Form of Amended and Restated Mutual Fund Custody and Services Agreement (May 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                        (b) Form of Amendment No. 1 to Appendix D of the Amended and Restated Mutual Fund Custody and Services Agreement (September 2003) between Mellon Bank, N.A. and the Registrant is incorporated by reference to Registrant's registration statement filed on Form N-14 filed October 22, 2004.

                (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

                        (a) Plans under Rule 12b-1 for Class A, Class B and C Shares (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 32 filed October 31, 2001.

                        (b) Plan under Rule 18f-3 (May 2003) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed October 31, 2003.

                (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

                        (a)     To be filed by amendment.

                (12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

                        (a)     To be filed by amendment.

                (13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

                        (a)     Executed Shareholder Services Agreement
                                (April 19, 2001) between Delaware Service
                                Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 32 filed October 31, 2001.

                                (i) Executed Schedule B (May 15, 2003) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 34 filed October 31, 2003.

                                (ii)    Executed Amendment Letter (August 23,
                                        2002) to the Shareholder Services
                                        Agreement incorporated into this filing
                                        by reference to Post-Effective Amendment
                                        No. 34 filed October 31, 2003.

                        (b)     Executed Fund Accounting Agreement (August 19,
                                1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 28, 1997.

                                (i)     Executed Amendment No. 27 (October 1,
                                        2003) to Schedule A of Delaware Family
                                        of Funds Fund Accounting Agreement
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 34 filed October 31, 2003.

                                (ii) Executed Schedule B (May 16, 2002) to the Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to
                                        Post-Effective Amendment No. 33 filed
                                        November 18, 2002.

                (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the Securities Act of 1933, as amended (the "1933 Act" or "Securities Act");

                        (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Registrant, is incorporated by reference to Registrant's Registration Statement filed on Form N-14 on December 23, 2004.

                (15)    All financial statements omitted pursuant to
                        Item 14(a)(1);

                        Not Applicable.

                (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

                        (a) Power of Attorney is incorporated into this filing by reference to Post-Effective Amendment No. 34 filed October 31, 2003.

                (17) Any additional exhibits which the Registrant may wish to file.

                        (a) Code of Ethics for Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 33 filed November 18, 2002.

                        (b) Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P., incorporated into this filing by reference to Post-Effective Amendment No. 34 filed October 31, 2003.

                        (c)     Code of Ethics for Lincoln Financial
                                Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 32 filed October 31, 2001.

Item 17.        Undertakings.

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES

        As required by the Securities Act of 1933, as amended, (the "Securities Act") this registration statement has been signed on behalf of the registrant in the City of Philadelphia and the Commonwealth of Pennsylvania on the 29th day of December, 2004.

                                                VOYAGEUR INSURED FUNDS

                                                By: /s/  Joseph H. Hastings
                                                    ----------------------------
                                                    Executive Vice President


        As required by the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                                             Title                                Date
------------------------------------     ------------------------------------------------     -----------------
/s/Jude T. Driscoll                *     Chairman/President/Chief Executive Officer           December 29, 2004
------------------------------------     (Principal Executive Officer)
Jude T. Driscoll

/s/Walter P. Babich                *     Trustee                                              December 29, 2004
------------------------------------
Walter P. Babich

/s/John H. Durham                  *     Trustee                                              December 29, 2004
------------------------------------
John H. Durham

/s/Anthony D. Knerr                *     Trustee                                              December 29, 2004
------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                    *     Trustee                                              December 29, 2004
------------------------------------
Ann R. Leven

/s/Thomas F. Madison               *     Trustee                                              December 29, 2004
------------------------------------
Thomas F. Madison

/s/Janet L. Yeomans                *     Trustee                                              December 29, 2004
------------------------------------
Janet L. Yeomans

/s/Joseph H. Hastings                    Executive Vice President/Chief Financial Officer     December 29, 2004
------------------------------------     (Principal Accounting Officer)
Joseph H. Hastings

                        * By:     /s/  Joseph H. Hastings
                              -----------------------------
                                   Joseph H. Hastings
                                 as Attorney-in-Fact for
                              each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Exhibits
                                       to
                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     -------